Exhibit 10.19

Execution Version

LICENSE, DEVELOPMENT AND COMMERCIALIZATION AGREEMENT

BAYER CONSUMER CARE AG

and

LOXO ONCOLOGY, INC.

November 14, 2017

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

LICENSE, DEVELOPMENT AND COMMERCIALIZATION AGREEMENT

This LICENSE, DEVELOPMENT AND COMMERCIALIZATION AGREEMENT (this “Agreement”) is entered into as of November 14, 2017 (the “Effective Date”) by and between:

Bayer Consumer Care AG (“Bayer”), a company organized under the Laws of Switzerland, whose office is situated at Peter Merian-Strasse 84, 4052 Basel, Switzerland;

and

Loxo Oncology, Inc. (“Loxo”), a company organized under the Laws of Delaware, whose office is situated at 281 Tresser Boulevard, Stamford, Connecticut 06901, United States.

Bayer and Loxo shall also each individually be referred to herein as a “Party”, and shall be referred to collectively as the “Parties”.

RECITALS

WHEREAS, Bayer and its Affiliates are engaged in the development, commercialization and manufacture of pharmaceutical products;

WHEREAS, Loxo Controls the Licensed Technology and desires to grant to Bayer certain licenses to the Licensed Technology to Exploit the Licensed Technology in the Field in the Territory, on the terms and subject to the conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the recitals above and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, agree as follows:

SECTION 1
DEFINITIONS

For purposes of this Agreement, the terms defined in this section and used in this Agreement with a capital initial letter shall have the respective meanings set forth below:

1.1                               “Acquiror Group” has the meaning set forth in Section 4.9.2 below.

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

1.2                               “Advertising, Promotional and Marketing Activities” means activities in support of the management of a brand related to a Licensed Product in the Co-Promotion Territory including (i) brand strategy, (ii) development of Co-Promotion Material, marketing campaigns, messaging, advertising and promotional programs, (iii) market research, (iv) primary/secondary data (including market access data and customer data) acquisition, (v) sales training, (vi) competitive intelligence, (vii) trademark acquisition and maintenance, (viii) digital marketing, (ix) thought leader engagement (including advisory boards, speaker programs and symposiums), (x) congress and convention planning, (xi) commercial sponsorships, (xii) public relations, (xiii) life cycle management strategy, (xiv) disease management programs, (xv) launch planning, (xvi) sample fulfilment and accountability, (xvii) advocacy programs, (xviii) pricing, health economics and outcomes research and market access, (t) training, (xix) market strategy, (xx) hub costs and (xxi) and those other activities set forth in Section 8.4.4(viii).

1.3                               “Advocating Party” has the meaning set forth in Section 4.8.1 below.

1.4                               “Agreement” has the meaning set forth in the introductory paragraphs of this Agreement.

1.5                               “Affiliate” means any business entity controlled by, controlling or under common control with a Party. For the purpose of this definition, a business entity shall be deemed to “control” another business entity if it:

(i)                                    owns directly or indirectly more than fifty percent (50%) of the outstanding voting securities, capital stock or other comparable equity or ownership interest of such business entity having the power to vote on or direct the affairs of such business entity, as applicable (or such lesser percentage which is the maximum allowed to be owned by a foreign corporation in a particular jurisdiction), or

(ii)                                 possesses, directly or indirectly, the power to direct or cause the direction of the policies and management of such business entity, as applicable, whether by the ownership of stock, by contract or otherwise.

For the purposes of this Agreement, Covestro AG and its affiliates shall not be considered Affiliates of Bayer.

1.6                               “Alliance Manager” has the meaning set forth in Section 3.1 below.

1.7                               “Anti-Corruption Laws” means the United States Foreign Corrupt Practices Act, the United States Anti-Kickback Statute, the United Kingdom Bribery Act, and any other Laws of a similar nature for the prevention of inter alia, fraud, corruption, racketeering, money laundering and terrorism, in each case as they may be amended from time to time.

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

1.8                               “Array Agreement” means that certain Drug Discovery Collaboration Agreement, effective as of July 3, 2013, between Loxo and Array BioPharma Inc., as amended.

1.9                               “Bayer” has the meaning set forth in the introductory paragraphs of this Agreement.

1.10                        “Bayer Indemnified Parties” has the meaning set forth in Section 18.2 below.

1.11                        “Bayer Marks” means any proprietary name, logotype, trade dress or other Marks of Bayer or any of its Affiliates and any Product Marks (including any Mark that includes the name “Bayer” or the “Bayer Cross”).

1.12                        “Bayer Party” means Bayer, its Sublicensee(s) and any of Bayer’s or its Sublicensee’s(s’) Affiliates.

1.13                        “Bayer Sales Force” means all Bayer Co-Promotion Field-Based Commercial Representatives (including district sales managers and other supervisory personnel), individually or in the aggregate.

1.14                        “Biomarker Test” means, in relation to a Licensed Product, any diagnostic test designed to objectively measure and/or evaluate samples of blood, other body fluids or tissue as an indicator of biological processes, pathogenic processes or pharmacologic responses (including NTRK alterations) and may include next generation sequencing (NGS) tests and/or immunohistochemistry (IHC) tests, as applicable.

1.15                        “Bundled Combination Product” has the meaning set forth in Section 1.25(ii) below.

1.16                        “Business Day” means a day other than a Saturday, Sunday or any day on which commercial banks located in Basel (Switzerland), Leverkusen (Germany), Stamford (Connecticut, U.S.) or Whippany (New Jersey, US) are authorized or obligated by Law to be closed.

1.17                        “CDx Bundled Product” has the meaning set forth in Section 1.25(iv) below.

1.18                        “cGCP” means regulations and published guidelines related to current good clinical practices that relate to the conduct of clinical studies in humans including (i) the regulations set forth in 21 CFR 50, 54, 56, 312 and 314 promulgated by the FDA, (ii) the current ICH Harmonized Tripartite Guideline for Good Clinical Practice, and (iii) similar standards, guidelines and regulations promulgated or otherwise required by other Regulatory Authorities, in each case, as they may be amended from time to time.

1.19                        “cGLP” means regulations and published guidelines related to current good laboratory practices that relate to the conduct of preclinical studies in animals including the

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

regulations set forth in 21 CFR 58 promulgated by the FDA and similar standards, guidelines and regulations promulgated or otherwise required by other Regulatory Authorities, in each case, as they may be amended from time to time.

1.20                        “cGMP” means regulations and published guidelines related to current good manufacturing practices that relate to the Manufacturing of drug or biologic drug substances and finished drugs or biologics including (i) the regulations set forth in 21 CFR 11, 210 and 211 promulgated by the FDA, (ii) the European Current Good Manufacturing Practices pursuant to the EEC Directive 2003/94 effective as of November 3, 2003 as amended and the EC Guide to Good Manufacturing Practice for Medicinal Products, (iii) current ICH Harmonized Tripartite Guideline — Good Manufacturing Practice Guide for Active Pharmaceutical Ingredients, (iv) WHO-Guide to good manufacturing practice, and (v) similar standards, guidelines and regulations promulgated or otherwise required by other Regulatory Authorities, in each case, as they may be amended from time to time.

1.21                        “Change of Control” means with respect to a Party:

(i)                                     that a majority of the outstanding voting securities of such Party become beneficially owned directly or indirectly by any Third Party (or group of Third Parties acting in concert) that did not own a majority of the voting securities of such Party as of the Effective Date;

(ii)                                  possession of the power to direct or cause the direction of the management and policies of such Party, whether through ownership of the outstanding voting securities, by contract or otherwise, becomes vested in one or more individuals or entities that did not possess such power as of the Effective Date;

(iii)                               that such Party consolidates with or merges into another corporation or entity, or any corporation or entity consolidates with or merges into such Party, in either event pursuant to a transaction in which more than fifty percent (50%) of the total voting power of the securities outstanding of the surviving entity normally entitled to vote in elections of directors is not held by the individuals or entities holding at least fifty percent (50%) of the outstanding securities of such entity preceding such consolidation or merger; or

(iv)                              that such Party conveys or transfers all or substantially all of its assets or the assets to which the subject matter of this Agreement relates to any Third Party.

1.22                        “Clinical Quality Agreement” has the meaning set forth in Section 4.7 below.

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

1.23                        “Clinical Trial” means any research study of a Licensed Compound or Licensed Product administered to human subjects designed to provide specific data to determine the safety, efficacy and/or other properties of a Licensed Compound or Licensed Product.

1.24                        “CMC Activities” mean activities related to chemistry, manufacturing and controls required during Development, Commercialization and Manufacturing of Licensed Products, including, without limitation, the establishment/validation of raw material acceptance specifications, the establishment/validation of Licensed Compounds and Licensed Products acceptance specifications, definition/validation of the Manufacturing processes, batch records, in process controls, cleaning validation, the analytical methods and quality control procedures, reference standards and stability testing for Licensed Compounds and Licensed Products.

1.25                        “Combination Product” means:

(i)                                     a Licensed Compound or Licensed Product in combination with one or more other active pharmaceutical ingredients in a single dosage form (a “Fixed Dose Combination”);

(ii)                                  the combination of a Licensed Compound or Licensed Product and any separately packaged drug or biological product, administered either sequentially or concurrently, where such separately packaged drug or biological product is approved for marketing and sale under the Laws where such separately packaged drug or biological product is sold together with a Licensed Compound or Licensed Product (a “Bundled Combination Product”);

(iii)                               the combination of a Licensed Compound or Licensed Product and any separately packaged drug or biological product, administered either sequentially or concurrently, where such separately packaged drug or biological product is approved for marketing and sale under the Laws where such separately packaged drug or biological product is sold separately from a Licensed Compound or Licensed Product; or

(iv)                              the combination of a Licensed Compound or Licensed Product and any Companion Diagnostic (a “CDx Bundled Product”).

1.26                        “Commercialize” means all activities to promote, market, use for commercial purposes, import, export, distribute and sell or offer for sale (including market access, market research and pre-launch activities) or to have any of those things done by an Affiliate, or to the extent permitted under this Agreement, a Third Party, and “Commercialization” shall have a corresponding meaning. For clarity, (i) Commercialization includes

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

Advertising, Promotional and Marketing Activities and those activities which are undertaken to provide the Co-Promotion Infrastructure (except to the extent they relate to Medical Affairs Activities) and (ii) Commercialization includes Commercialization activities related to Biomarker Tests and Companion Diagnostics.

1.27                        “Commercially Reasonable Efforts” means:

(i)                                     when referring to obligations or activities to be performed by Bayer, the level of effort, budget and resources normally used by Bayer for a product owned or controlled by it, which is of similar projected profitability and at a similar stage in its development or product life, taking into account with respect to a product any issues of patent coverage, safety and efficacy, product profile, the proprietary position of the product, the then-current competitive environment for the product (without taking into account any other products of Bayer or its Affiliates) and the likely timing of the product(s) entry into the market, the regulatory environment of the product and other relevant scientific, technical, economic and commercial factors, it being understood that Commercially Reasonable Efforts requires that Bayer: (a) promptly assign responsibility for such obligations or tasks to specific employee(s) who are held accountable for progress and monitor such progress on an on-going basis; (b) set and consistently seek to achieve specific and meaningful objectives for carrying out such obligations; and (c) consistently make and implement decisions and allocate resources designed to advance progress with respect to such objectives; and

(ii)                                  when referring to obligations or activities to be performed by Loxo, the level of effort, budget and resources normally used by a similarly situated company in the biopharmaceutical industry (taking into account market capitalization, financial resources and other relevant factors) for a product owned or controlled by it, which is of similar projected profitability and at a similar stage in its development or product life, taking into account with respect to a product any issues of patent coverage, safety and efficacy, product profile, the proprietary position of the product, the then-current competitive environment for the product and the likely timing of the product(s) entry into the market, the regulatory environment of the product and other relevant scientific, technical, economic and commercial factors, it being understood that Commercially Reasonable Efforts requires that Loxo: (a) promptly assign responsibility for such obligations or tasks to specific employee(s) who are held accountable for progress and monitor such progress on an on-going basis; (b) set and consistently seek to achieve specific and meaningful objectives for carrying out such obligations; and (c) consistently make and implement

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

decisions and allocate resources designed to advance progress with respect to such objectives.

1.28                        “Company Core Data Sheet” means the global reference labeling document used to direct the content of country-specific labeling for Licensed Products.

1.29                        “Companion Diagnostic” or “CDx” means a Class III PMA-approved (or foreign equivalent) Biomarker Test that is clinically linked to a Licensed Product to determine its applicability to a specific patient.

1.30                        “Competing Program” has the meaning set forth in Section 4.9.2 below.

1.31                        “Complete Invention Disclosure” means a description of the invention which shall include, in reasonable detail, a description of (i) database searches on state of the art undertaken; (ii) relevant prior art references found including an assessment of their relevance to the invention, (iii) the technical problem underlying the invention, (iv) the solution to this problem, (v) the technical, economic and commercial advantages of the solution particularly as compared to prior solutions to, and/or attempts to solve the problem, (vi) the names and private addresses of the inventors, (vii) the individual contribution of each inventor to the invention, (viii) examples, all materials and methods used in connection with performing the invention, (ix) any and all sources of funding for the work done on the invention, (x) the date, if any, the invention was first publicly disclosed, (xi) any publications discussing or describing the invention; and (xii) any encumbrance related to the invention.

1.32                        “Confidential Information” has the meaning set forth in Section 14.1.1 below.

1.33                        “Control” means, with respect to Know How or Patent Rights, the ownership or possession by that Party and/or its Affiliates, as applicable, of the right, power and authority to license or sublicense such Patent Rights and Know How as provided herein, without violating the terms of any then-existing agreement with any Third Party or creating or increasing any payment obligation to a Third Party. Notwithstanding the foregoing, in the event a Party enters into a transaction or series of transaction with a Third Party acquiror that constitutes a Change of Control of such Party, in no event shall any Know-How or Patent Rights controlled by the Third Party acquiror (and/or its Affiliates) immediately prior to the consummation of such Change of Control or developed thereafter outside of the scope of this Agreement be deemed “Controlled” by the acquired Party (or such Party’s other Affiliates) for purposes of this Section 1.33 or otherwise be included in

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

any of the licenses or covenants granted or made under this Agreement by the acquired Party (or such Party’s other Affiliates).

1.34                        “Co-Promote” means the joint promotion of Licensed Products by the Parties and their respective Sales Forces under a single Mark in the Co-Promotion Territory, and “Co-Promotion” shall have a corresponding meaning.

1.35                        “Co-Promotion Budget” means the budget (to be included in the Co-Promotion Plan) setting forth in reasonable detail the Co-Promotion Costs to be incurred by each Party to achieve the activities set forth in the Co-Promotion Plan with respect to Co-Promoting Licensed Products in the Co-Promotion Territory.

1.36                        “Co-Promotion Costs” mean expenses incurred by a Party in support of the Commercialization of a Licensed Product in the Co-Promotion Territory in accordance with this Agreement, the Co-Promotion Plan and Co-Promotion Budget, and that consist of:

(i)	[***]

(ii)	[***]

(iii)	[***]

(iv)	[***]

(v)	[***]

(vi)	[***]

(vii)	[***]

(viii)	[***]

(ix)	[***]

(x)	[***]

1.37                        “Co-Promotion Cost of Goods” means the amount paid by Bayer to Loxo pursuant to the Loxo-Bayer Supply Agreement.

1.38                        “Co-Promotion Field-Based Commercial Representatives” means full time employees employed by Bayer or Loxo or, to the extent approved by the JCC pursuant to Section 8.6.1, Third Parties (including, in all cases, field-based management) contracted

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

by a Party to the extent such personnel are, or will be, assigned to Detailing Licensed Products in the Co-Promotion Territory pursuant to the Co-Promotion Plan.

1.39                        “Co-Promotion Field-Based Commercial Representative FTE” means the equivalent of a single Co-Promotion Field-Based Commercial Representative who is working two thousand eighty (2,080) hours per year.

1.40                        “Co-Promotion Field-Based Commercial Representative FTE Costs” mean the product of (i) the number of Co-Promotion Field-Based Commercial Representative FTEs actually engaged in the Co-Promotion activities as set forth in the Co-Promotion Plan and (b) the Co-Promotion Field-Based Commercial Representative FTE Rate.

1.41                        “Co-Promotion Field-Based Commercial Representative FTE Rate” means the rate of [***] to be applied to each Co-Promotion Field-Based Commercial Representative FTE based upon the fully burdened cost of sales representatives, such amount to be adjusted as of January 1 of each following year by the percentage increase or decrease, if any, in the applicable CPI through June 30 of the prior year. The Co-Promotion Field-Based Commercial Representative FTE Rate shall be inclusive of Out-of-Pocket Costs and other expenses for the employee providing the services, including travel costs and allocated costs, such as, for example, allocated overhead costs.

1.42                        “Co-Promotion Field-Based Medical Representatives” means full time employees employed by Bayer or Loxo or, to the extent approved by the JCC pursuant to Section 8.6.1, Third Parties (including, in all cases, field-based management) contracted by a Party to the extent such personnel are, or will be, assigned to conducting Medical Affairs Activities in the Co-Promotion Territory pursuant to the Co-Promotion Plan.

1.43                        “Co-Promotion Field-Based Medical Representative FTE” means the equivalent of a single Co-Promotion Field-Based Medical Representative who is working two thousand eighty (2,080) hours per year.

1.44                        “Co-Promotion Field-Based Medical Representative FTE Costs” mean the product of (i) the number of Co-Promotion Field-Based Medical Representative FTEs actually engaged in conducting Medical Affairs Activities in the Co-Promotion Territory pursuant to the Co-Promotion Plan and (b) the Co-Promotion Field-Based Medical Representative FTE Rate.

1.45                        “Co-Promotion Field-Based Medical Representative FTE Rate” means the rate of [***] to be applied to each Co-Promotion Field-Based Medical Representative FTE based upon the fully burdened cost of Co-Promotion Field-Based Medical Representative, such amount to be adjusted as of January 1 of each following year by the percentage increase

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

or decrease, if any, in the applicable CPI through June 30 of the prior year. The Co-Promotion Field-Based Medical Representative FTE Rate shall be inclusive of Out-of-Pocket Costs and other expenses for the employee providing the services, including travel costs and allocated costs, such as, for example, allocated overhead costs.

1.46                        “Co-Promotion Infrastructure” means activities in support of the Commercialization of a Licensed Product in the Co-Promotion Territory including (i) brand strategy and brand marketing (including Advertising, Promotional and Marketing Activities), (ii) customer operations/service (including account management, physician targeting, commission administration, customer relationship management systems and sales tracking systems and software); (iii) sales operations and services functions, (iv) sample fulfilment and accountability, (v) strategic contracting (including corporate, managed care and government customers, other third party payors and laboratories), (vi) congress and convention planning, (vii) product management (including production forecasting, logistics and inventory control), (viii) contracting activities (including contract administration, rebates, contract analysis, credit and collections), (ix) government price calculations and reporting and (x) hub administration.

1.47                        “Co-Promotion Infrastructure Allowance” has the meaning set forth in Section 8.15.2 below. For clarity, the Co-Promotion Infrastructure Allowance shall not include Bayer’s Co-Promotion Field-Based Commercial Representative FTE Costs, Co-Promotion Field-Based Medical Representative FTE Costs, Out-of-Pocket Costs for Advertising, Promotional and Marketing Activities or Out-of-Pocket Costs for Medical Affairs Activities.

1.48                        “Co-Promotion Material” means all advertising, promotional and communication materials, in whatever form or medium, for marketing, advertising and/or promotion of a Licensed Product in the Co-Promotion Territory for distribution to (i) a Third Party (including the Target Audience) in accordance with the terms of the Co-Promotion Plan and/or (ii) the Bayer Sales Force, the Loxo Sales Force and Co-Promotion Field-Based Medical Representatives.

1.49                        “Co-Promotion Net Proceeds” means Net Proceeds in the Co-Promotion Territory.

1.50                        “Co-Promotion Plan” means the written plan, as amended or updated from time to time in accordance with Section 8.4, setting forth the activities to be undertaken with respect to Co-Promoting Licensed Products in the Co-Promotion Territory and which includes the elements described in Section 8.4.4.

1.51                        “Co-Promotion Profit or Loss” has the meaning set forth in Section 8.15.1 below.

1.52                        “Co-Promotion Termination Notice” has the meaning set forth in Section 8.16.1 below.

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

1.53                        “Co-Promotion Territory” means the United States and Puerto Rico.

1.54                        “CPI” means, for the Co-Promotion Territory, the Consumer Price Index — Urban Wage Earners and Clerical Workers, U.S. City Average, All Items, 1982-1984 = 100, published by the United States Department of Labor, Bureau of Statistics, or its successor equivalent index.

1.55                        “Detail” means a face-to-face contact in which a Bayer Co-Promotion Field-Based Commercial Representative or Loxo Co-Promotion Field-Based Commercial Representative makes a presentation (including selling message, features, risks and benefits of a Licensed Product) to a member of the Target Audience. E-details and presentations made at conventions, exhibit booths or speaker meetings, or similar gatherings shall not constitute a Detail. Sample drops (if applicable) and reminder details shall not constitute a Detail. Any Details performed in group situations or in dinner meetings shall only be considered a single Detail regardless of the number of participants. When used as a verb, Detail shall mean to engage in the activities set forth herein.

1.56                        “Develop” or “Development” means to engage in research or development activities (including preclinical studies, Clinical Trials with the objective to achieve Marketing Authorization, Required Clinical Trials, other activities required to fulfill post-approval commitments in the Territory, CMC Activities (but excluding activities regarding Manufacturing of commercial supplies of Licensed Products pursuant to Section 10) and activities approved by the GSC pursuant to Section 4.8.

1.57                        “Development Budget” means the budget setting forth in reasonable detail the Development Costs to be incurred by each Party to achieve the activities set forth in the applicable Development Plan with respect to Developing a particular Licensed Compound or Licensed Product.

1.58                        “Development Costs” means costs incurred by a Party in connection with the Development of Licensed Compounds and Licensed Products, Biomarker Tests and Companion Diagnostics in the Field in the Territory in accordance with this Agreement, the applicable Development Plan and applicable Development Budget that consist of:

(i)                                     Development FTE Costs;

(ii)                                  Out-of-Pocket Costs for Development activities including contract research organizations (CROs);

(iii)                               Costs for clinical supplies of Licensed Compounds and/or Licensed Products pursuant to Section 10.7.

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

1.59                        “Development FTE” means the equivalent of a full time employee employed or contracted by a Party working one thousand eight hundred (1,800) hours per year on Development activities pursuant to a Development Plan.

1.60                        “Development FTE Costs” mean the product of (i) the number of Development FTEs actually engaged in the Development activity as set forth in the applicable Development Plan and (b) the Development FTE Rate.

1.61                        “Development FTE Rate” means the rate of [***] to be applied to each Development FTE employed or contracted by a Party based upon the fully burdened cost of development personnel, such amount to be adjusted as of January 1 of each following Contract Year by the percentage increase or decrease, if any, in the applicable CPI through June 30 of the prior year. The Development FTE Rate shall be inclusive of Out-of-Pocket Costs and other expenses for the employee providing the services, including travel costs and allocated costs, such as, for example, allocated overhead costs.

1.62                        “Development Plan” means the written plan, as amended or updated from time to time in accordance with Section 4.2.4 and/or 4.2.5, which includes the elements described in Section 4.2.3 and sets forth the activities to be undertaken and the timelines during which such activities shall be undertaken with respect to the Development of a particular Licensed Compound, Licensed Product, Biomarker Test or Companion Diagnostic.

1.63                        “Disclosing Party” has the meaning set forth in Section 14.1.1 below.

1.64                        “DOJ” has the meaning set forth in Section 17.3.1 below.

1.65                        “Domain Name” means any internet domain name identical or similar with the Product Mark(s) under any ccTLD (country code Top Level Domain) and/or gTLD (generic Top Level Domain) address area.

1.66                        “Effective Date” has the meaning set forth in the introductory paragraphs of this Agreement.

1.67                        “EMA” means the European Medicines Agency or any successor agency thereto.

1.68                        “European Union” means those countries that are members of the European Union as of the date on which the relevant determination is being made.

1.69                        “Existing Agreement(s)” means those agreements listed in Schedule 1.69 hereto.

1.70                        “Exploit” or “Exploitation” means to use, Develop, Commercialize, undertake Medical Affairs Activities and Manufacture.

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

1.71                        “FDA” means the United States Food and Drug Administration or any successor agency thereto.

1.72                        “FDC Act” means the United States Federal Food, Drug and Cosmetic Act, as amended from time to time, and the regulations promulgated thereunder.

1.73                        “Field” means the prevention, treatment, mitigation, cure or diagnosis of, any disease or condition in humans and/or animals.

1.74                        “First Commercial Sale” means, on a country-by-country basis, the first invoiced sale of a Licensed Product by a Bayer Party to a Third Party after grant of a Marketing Authorization in the applicable country or jurisdiction, provided that where such a first invoiced sale has occurred in a country for which Pricing Approval is necessary for widespread sale, then such sale shall not be deemed a First Commercial Sale until such Pricing Approval has been obtained. For clarity, a First Commercial Sale shall not be deemed to have occurred when supplying Licensed Product as samples, to patients for compassionate use or named patient use, for Clinical Trials or pursuant to IIR Agreements, for charitable, promotional, pre-clinical, clinical, manufacturing, testing or qualification, regulatory or governmental purposes, or for other similar purposes (in each of the foregoing cases prior to Pricing Approval). In the event that, in a given country with respect to a Licensed Product, (a) Bayer has received all approvals, licenses, registrations or authorizations, other than Pricing Approvals, which are necessary to constitute Regulatory Approval for such Licensed Product in such country, and (b) despite the lack of Pricing Approval, has initiated a commercial launch of such Licensed Product in such country, the first sale of such Licensed Product in such country shall be deemed to be the “First Commercial Sale” of such Licensed Product.

1.75                        “Force Majeure” has the meaning as set forth in Section 21.1 below.

1.76                        “FTC” has the meaning set forth in Section 17.3.1 below.

1.77                        “GAAP” means United States generally accepted accounting principles.

1.78                        “Generic Product” means, with respect to a Licensed Product being sold in any country, a product that contains the same active pharmaceutical ingredient irrespective of its solvate, hydrate, salt, stereoisomeric, pro-drug or polymorphic form as such Licensed Product regardless of the dosage and formulation of such product that (a) obtained Marketing Authorization solely by means of an Abbreviated New Drug Application filing or a similar procedure for establishing equivalence to such Licensed Product that does not require clinical testing (other than a bioequivalence or substantially similar study); and (b) is legally marketed in such country by an entity other than a Bayer Party.

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

1.79                        “Global Steering Committee” or “GSC” means the committee established pursuant to Section 3.3 below.

1.80                        “HSR Act” means the United States Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended from time to time.

1.81                        “IAS/IFRS” shall mean International Accounting Standards/International Financial Reporting Standards of the International Accounting Standards Board.

1.82                        “IIR Agreement” or “Investigator Initiated Research Agreement” means an agreement entered into between a Party (or an Affiliate) and a Third Party which may be an investigator, academic or research institution, governmental entity or other entity, for unsolicited proposals regarding pre-clinical research and/or a Clinical Trial involving a Licensed Compound, Licensed Product, Biomarker Test or Companion Diagnostic and for which the Third Party is the sponsor of such research and/or Clinical Trial (and neither of the Parties nor any of their Affiliates accept the role of sponsor or co-sponsor), pursuant to which a Party (or an Affiliate) is providing the sponsor of such research with drug product (in the form of a Licensed Compound, a Licensed Product and/or placebo) and/or financial support and, which has been approved pursuant to, and meets the criteria of, the policies and procedures established by the GSC or JCC (which policies and procedures shall not be inconsistent with Bayer’s internal policies and procedures with respect to such matters, to the extent generally applicable to all of Bayer’s products).

1.83                        “Improvements” mean any invention, discovery, development or modification by Loxo or on behalf of its Affiliates or a Bayer Party, with respect to a Licensed Compound or Licensed Product or relating to the Exploitation thereof, whether or not patentable, that is conceived, reduced to practice, discovered, developed or otherwise at any time in the course of and as a result of the conduct of the activities contemplated by this Agreement, which is reasonably useful for the Exploitation of a Licensed Compound or Licensed Product, including any enhancement in the efficiency, operation, manufacture, cost of manufacture, ingredients, preparation, presentation, formulation, means of delivery or dosage, use, or methods of use or packaging of such Licensed Compound or Licensed Product, any discovery or development of any new or expanded indications for such Licensed Compound or Licensed Product, any discovery or development that improves the stability, safety or efficacy of such Licensed Compound or Licensed Product or would, if Commercialized, replace or displace such Licensed Compound or Licensed Product for the indication for which such Licensed Compound or Licensed Product has received Marketing Authorization or for which a Party is seeking Marketing Approval in the Field.

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

1.84                        “IND/CTA” means a filing with a Regulatory Authority that must be made prior to commencing clinical testing in humans including (i) in the United States, an Investigational New Drug application (as defined in the FDC Act and the regulations promulgated thereunder (21 CFR 312.1 et seq)), (ii) in the European Union, a Clinical Trial Application (CTA), or (iii) in any other jurisdiction, a comparable filing and, in each case, any amendments and supplements thereto.

1.85                        “Indemnified Party” has the meaning set forth in Section 18.3.1 below.

1.86                        “Indemnifying Party” has the meaning set forth in Section 18.3.1 below.

1.87                        “Invention” means any invention conceived, reduced to practice, developed, authored or otherwise created in the course of and as a result of the conduct of the activities contemplated by this Agreement.

1.88                        “Joint Commercialization Committee” or “JCC” means the committee established pursuant to Section 3.4 below.

1.89                        “Joint Invention” means any Invention made jointly by one or more employees, officers, directors, consultants or contractors of Loxo or an Affiliate and one or more employees, officers, directors, consultants or contractors of Bayer or an Affiliate, excluding any Improvements.

1.90                        “Joint Know How” means any Know How generated jointly by one or more employees, officers, directors, consultants or contractors of Loxo or an Affiliate and one or more employees, officers, directors, consultants or contractors of Bayer or an Affiliate, excluding any Improvements.

1.91                        “Joint Patent Rights” shall mean any Patent Rights filed, sought or obtained relating to, or claiming, any Joint Invention.

1.92                        “Joint Technology” means Joint Patent Rights and Joint Know-How.

1.93                        “Know How” means all intellectual property (other than Patent Rights), including all proprietary and confidential commercial, technical, scientific and other information, inventions (whether patentable or not), trade secrets, knowledge, technology, methods, processes, practices, formulae, instructions, skills, techniques, procedures, experiences, ideas, technical assistance, designs, drawings, assembly procedures, computer programs, specifications, data and results (including biological, chemical, pharmacological, toxicological, pharmaceutical, physical and analytical, pre-clinical, clinical, safety, manufacturing and quality control data and know-how, including study

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

designs and protocols), in all cases whether in written, electronic or any other tangible or non-tangible form, including information related to materials, samples, assays, compounds, compositions or formulations. For clarity, any individual piece of Know-How ceases to be covered by this definition once it has been publicly disclosed or if any of the exclusions set forth in Section 14.1.3 apply.

1.94                        “Laws” means all applicable laws (including the FDC Act and Anti-Corruption Laws), statutes, rules, regulations (including cGCP, cGLP and cGMP), orders, judgments and/or ordinances of any Regulatory Authority, governmental authority or court having effect from time to time in the Territory.

1.95                        “Licensed Compounds” mean, collectively, LOXO-101 and LOXO-195.

1.96                        “Licensed Know How” means any Know How, including any Improvements, Controlled by Loxo or any of its Affiliates and Loxo’s and any of its Affiliates’ interest in any Joint Know How, as of the Effective Date or at any time during the term of this Agreement, related to a Licensed Compound and or Licensed Product, or necessary or useful to Exploit the Licensed Technology, in each case, within the Field.

1.97                        “Licensed Patent Rights” means any of the following:

(i)                                    the Patent Rights listed in Schedule 1.97 hereto and Loxo’s interest in any Joint Patent Rights;

(ii)                                 any Patent Rights Controlled by Loxo or any of its Affiliates, as of the Effective Date or at any time during the term of this Agreement, related to a Licensed Compound and/or Licensed Product, or necessary or reasonably useful to Exploit the Licensed Product, in each case, within the Field); and

(iii)                              any Patent Right belonging to the same patent family of the Patent Rights included in clauses (i) or (ii), whether existing at the Effective Date or thereafter including any Patent Rights filed from or claiming the same priority of the Patent Rights included in clauses (i) or (ii) in any country or region of the Territory.

1.98                        “Licensed Products” mean, collectively, LOXO-101 Products and LOXO-195 Products.

1.99                        “Licensed Technology” means the Licensed Patent Rights and Licensed Know How.

1.100                 “Losses” has the meaning set forth in Section 18.1 below.

1.101                 “Loxo” has the meaning set forth in the introductory paragraphs of this Agreement.

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

1.102                 “LOXO-101” means the compound having the chemical structure set forth Schedule 1.102, including any of its [solvates, hydrates, salts, stereoisomers, pro-drugs or polymorphs] thereof.

1.103                 “LOXO-101 Product” means a pharmaceutical product containing or comprising LOXO-101, as the sole active pharmaceutical ingredient, including, in each case, all formulations, dosage forms, line extensions and modes of administration thereof.

1.104                 “LOXO-195” means the compound having the chemical structure set forth in Schedule 1.104, including any of its [solvates, hydrates, salts, stereoisomers, pro-drugs or polymorphs] thereof.

1.105                 “LOXO-195 Product” means a pharmaceutical product containing or comprising LOXO-195, as the sole active pharmaceutical ingredient, including, in each case, all formulations, dosage forms, line extensions and modes of administration thereof.

1.106                 “Loxo-Bayer Supply Agreement” has the meaning set forth in Section 10.1.2 below.

1.107                 “Loxo Co-Promotion FTE” mean the equivalent of a full time employee (other than a Co-Promotion Field-Based Medical Representative or a Co-Promotion Field-Based Commercial Representative) employed or contracted by Loxo working one thousand eight hundred (1,800) hours per year on activities in the Co-Promotion Territory pursuant to the Co-Promotion Plan.

1.108                 “Loxo Co-Promotion FTE Costs” mean the product of (i) the number (up to a maximum of [***]) Loxo Co-Promotion FTEs (other than Co-Promotion Field-Based Medical Representatives or Co-Promotion Field-Based Commercial Representatives) actually engaged in conducting activities in the Co-Promotion Territory pursuant to the Co-Promotion Plan and (ii) the Loxo Co-Promotion FTE Rate.

1.109                 “Loxo Co-Promotion FTE Rate” means the rate of [***] to be applied to each Loxo Co-Promotion FTE employed by Loxo based upon the fully burdened cost of such personnel, such amount to be adjusted as of January 1 of each following Contract Year by the percentage increase or decrease, if any, in the applicable CPI through June 30 of the prior year. The Loxo Co-Promotion FTE Rate shall be inclusive of Out-of-Pocket Costs and other expenses for the employee providing the services, including travel costs and allocated costs, such as, for example, allocated overhead costs.

1.110                 “Loxo Indemnified Parties” has the meaning set forth in Section 18.1 below.

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

1.111                 “Loxo Marks” means any Mark Controlled by Loxo or any of its Affiliates for potential use with the Development, Commercialization or Manufacture of a Licensed Product.

1.112                 “Loxo Sales Force” means all Loxo Co-Promotion Field-Based Commercial Representatives (including district sales managers and other supervisory personnel), individually or in the aggregate.

1.113                 “Manufacture” and “Manufacturing” means all operations required to manufacture, test, release, handle, package, store and destroy a Licensed Compound or Licensed Product including formulating Licensed Compounds into Licensed Products, formulation and process development, all subsequent packaging and labeling activates, and quality control and other testing.

1.114                 “Manufacturing Transition Plan” has the meaning set forth in Section 10.4 below.

1.115                 “Mark” means any word, name, symbol, color, designation or device or any combination thereof for use in the course of trade, including all trademarks, service marks, brand mark, logos, slogans, trade dress, logos, slogans, designs, brand names, trade names, business symbols, domain names and all other indicia of origin, together with all translations, adaptations, derivations, and combinations thereof, and all registrations, applications for registration thereof and social media handles associated therewith, together with any extensions and renewals thereof and all goodwill associated therewith.

1.116                 “Marketing Authorization” means any approval, license, registration or authorization required from the relevant Regulatory Authority to market and sell a Licensed Product (including a new indication therefor) in a particular country or jurisdiction. For clarity, Marketing Authorization does not include any Pricing Approvals.

1.117                 “Medical Affairs Activities” mean non-promotional activities with respect to Licensed Compounds and Licensed Products in the Field in the Territory including (i) providing medical scientific liaisons (MSLs), (ii) medical scientific liaison (MSL) training, (iii) physician training, (iv) medical and educational programs, (v) thought leader engagement (including advisory boards, speaker programs and symposiums), (vi) grants and sponsorships, (vii) congresses and conventions, (g) drug access programs, (viii) life cycle management strategy, (i) Scientific Publications and (ix) support of IIR Agreements and Phase IV Clinical Trials (including related drug supply costs). For clarity, Medical Affairs Activities do not include Development activities or support of Required Clinical Trials.

1.118                 “NDA/MAA” means, with respect to a Licensed Product, a filing serving to apply for Marketing Authorization including (i) in the United States, a New Drug Application (as

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

defined in the FDC Act and the regulations promulgated thereunder (21 CFR 314)), (ii) in the European Union, a Marketing Authorization Application (MAA), or (iii) in any other jurisdiction, a comparable filing, and, in each case, any amendments and supplements thereto.

1.119                 “Net Proceeds” mean Net Sales less the following items:

(i)                                     [***]; and

(ii)                                  [***],

in each case calculated using IAS/IFRS, consistently applied.

For clarity, for lump sum deductions, Bayer [***].

1.120                 “Net Compulsory License Receipts” means all money paid to a Bayer Party by Sublicensees or Third Parties granted a compulsory license in accordance with Section 11.3.3(i), including, but not limited to, licensing fees, upfront and milestone payments, and royalties, less sales, value-added and excise taxes.

1.121                 “Net Sales” mean, with respect to any Licensed Product sold by a Bayer Party to any person or entity who is not a Bayer Party, the gross amount invoiced by the Bayer Party to the Third Party for sales of a Licensed Product less the following items:

(i)         [***];

(ii)        [***];

(iii)      [***]

(iv)       [***];

in each case calculated using IAS/IFRS, consistently applied.

Gross sales of Licensed Products shall be deemed to have been made on the date on which they are recognized in Bayer’s financial accounts, in accordance with IAS/IFRS.

For the purpose of calculating Net Sales, the Parties recognize [***].

In the event that a Licensed Product is sold in the form of a Fixed Dose Combination, Combination Bundled Product or CDx Bundled Product, then, for the purpose of calculating royalties due, Net Sales will be adjusted by [***].

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

Notwithstanding anything to the contrary in this Agreement, in no event shall Net Sales for a Licensed Product be lower than net sales of such Licensed Product as reported in Bayer’s publicly available financial statements.

1.122                 “Non-Advocating Party” has the meaning set forth in Section 4.8.2 below.

1.123                 “Non-Sponsoring Party” has the meaning set forth in Section 4.6.3 below.

1.124                 “Ongoing Clinical Trials” mean the Clinical Trials sponsored by Loxo as of the Effective Date and listed on Schedule 1.124.

1.125                 “Orange Book” means the publication (whether in electronic form or otherwise) entitled “Approved Drug Products with Therapeutic Equivalence Evaluations” (and commonly referred to as the “Orange Book”) maintained by the FDA or any successor publication or compilation.

1.126                 “Out-of-Pocket Costs” mean costs and expenses paid to Third Parties (or payable to Third Parties and accrued in accordance with GAAP or IAS/IFRS) by a Party and/or its Affiliates, in each case without mark-up.

1.127                 “Party” or “Parties” has the meaning set forth in the introductory paragraphs of this Agreement.

1.128                 “Patent Rights” mean:

(i)                                     all national, regional and international patents, patent applications, utility models, design patents and design rights filed in any country of the world including provisional patent applications;

(ii)                                  all patents, patent applications, utility models, design patents and design rights filed either from such patents, patent applications, utility models, design patents, design rights or provisional patent applications or claiming priority from either of these, including any continuation, continuation-in part, division, provisional, converted provisional and continued prosecution applications, or any substitute application;

(iii)                               any patent issued with respect to or in the future issued from any such patent applications;

(iv)                              any and all extensions or restorations by existing or future extension or restoration mechanisms, including reissues, re-examinations, and extensions (including any

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

supplementary protection certificates and the like) of the foregoing patents, patent applications, utility models, design patents and design rights; and

(v)                                 any foreign counterparts of the foregoing.

1.129                 “Payee” has the meaning set forth in Section 11.8.2 below.

1.130                 “Paying Party” has the meaning set forth in Section 11.8.2 below.

1.131                 “Phase IV Clinical Trial” means a human clinical trial (other than a Clinical Trial which is included in a Development Plan in support of development efforts aimed at registration or a Required Clinical Trial) which is conducted on a Licensed Product and after Marketing Approval of the Licensed Product has been obtained from an appropriate Regulatory Authority, and includes trials conducted voluntarily after Marketing Approval for enhancing marketing or scientific knowledge of an approved indication of a Licensed Product.

1.132                 “PhRMA Code” has the meaning set forth in Section 8.12.1 below.

1.133                 “Pricing Approval” means all applicable governmental pricing and reimbursement approvals required from the relevant governmental authority to market and sell, and/or obtain reimbursement for, a Licensed Product in a particular country.

1.134                 “Product Marks” means any Mark Controlled by Bayer or any of its Affiliates and used in connection with the Development, Commercialization or Manufacture of a Licensed Product, or Medical Affairs Activities; for clarity, Product Marks do not include the Bayer Marks.

1.135                 “Product Training Material” has the meaning set forth in Section 8.10.1 below.

1.136                 “Proposed New Study” has the meaning set forth in Section 4.8.1 below.

1.137                 “Public Communication(s)” means with respect to the Licensed Compounds, Licensed Products or this Agreement, as applicable: (i) press releases, (ii) material (other than Scientific Publications) to be used, displayed, presented or distributed by a Party with respect to a Licensed Compound or Licensed Product at a booth (or otherwise) at congresses, conventions and other public meetings (iii) material to be displayed or presented by a Party with respect to a Licensed Product on an internet site, (iv) investor relations material, (v) promotional material, and (vi) other material of a similar nature intended for external dissemination.

1.138                 “Quarter” means each period of three (3) months ending on March 31, June 30, September 30, or December 31, and “Quarterly” shall be construed accordingly.

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

1.139                 “Receiving Party” has the meaning set forth in Section 14.1.1 below.

1.140                 “Registrational Clinical Trial” means a Clinical Trial of a Licensed Compound or Licensed Product for a particular indication where the data and results generated from such Clinical Trial are reasonably expected to be sufficient to, and reasonably intended to, support the filing of a NDA/MAA to obtain Marketing Authorization to market and sell that Licensed Product in the applicable country or region for the indication under investigation.

1.141                 “Regulatory Authority” means the FDA, the EMA or any supranational, national or local agency, authority, department, inspectorate, ministry official, parliament or public or statutory person of any government of any country having jurisdiction over any of the activities contemplated by this Agreement or the Parties, or any successor bodies thereto.

1.142                 “Regulatory Documentation” means all applications, registrations, licenses, authorizations and approvals, all correspondence submitted to or received from Regulatory Authorities (including minutes and official contact reports relating to any communications with any Regulatory Authority) and all supporting documents and all clinical studies and tests relating to a Licensed Product, applicable Biomarker Testing and/or a Companion Diagnostic, and all data included in the foregoing, including all IND/CTAs, NDA/MAAs, Marketing Authorizations, regulatory drug lists, adverse events files and complaints files.

1.143                 “Regulatory Transition Plan” has the meaning set forth in Section 5.3 below.

1.144                 “Reportable Data” has the meaning set forth in Section 8.13.2 below.

1.145                 “Required Clinical Trial” means a Clinical Trial conducted with a Licensed Product after Marketing Authorization (including any Marketing Authorization or conditional Marketing Authorization approved under any accelerated approval program promulgated by an applicable Regulatory Authority) has been obtained from an applicable Regulatory Authority in the Territory due to a request or requirement of such Marketing Authorization or as a condition of such Marketing Authorization.

1.146                 “ROW Commercialization Plan” means the written plan, as amended or updated from time to time in accordance with Section 9.3, setting forth the activities to be undertaken with respect to the Commercialization of Licensed Products in the ROW Territory.

1.147                 “ROW Net Proceeds” means Net Proceeds in the ROW Territory.

1.148                 “ROW Territory” means all countries of the Territory except the Co-Promotion Territory.

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

1.149                 “Royalty Term” means, on a country-by-country basis and Licensed Product-by-Licensed Product basis, the period commencing with the first day of the month in which the First Commercial Sale of such Licensed Product occurs in the relevant country and ending upon the later of (i) when there is no longer a Valid, Practiced Claim in the relevant country, and (ii) [***] from the First Commercial Sale of such Licensed Product in such country.

1.150                 “Sales Force” means the Bayer Sales Force or the Loxo Sales Force.

1.151                 “Scientific Publication(s)” means documents, posters, manuscripts, abstracts, oral presentations or the like, of a scientific or medical nature, which include any data (clinical or preclinical), results of any Clinical Trial or any other information regarding or related to a Licensed Compound, Licensed Product, applicable Biomarker Test or Companion Diagnostic.

1.152                 “Securities Exchange Rules” means the applicable rules or regulations of a securities exchange or listing entity on which the applicable Party’s publicly-traded securities are listed.

1.153                 “Sponsoring Party” has the meaning set forth in Section 4.2.3(i) below.

1.154                 “Sublicensee” has the meaning set forth in Section 2.3 below.

1.155                 “Sunshine Act” means the Physician Payments Sunshine Act (Section 6002 of the Patient Protection and Affordable Care Act), as amended from time to time, and the regulations promulgated thereunder, as it may be amended from time to time.

1.156                 “Target Audience” shall mean physicians, hospitals, laboratories and other health care professionals and healthcare organizations, and patients, identified in the Co-Promotion Plan as being a suitable target for the Co-Promotion of Licensed Products in` the Co-Promotion Territory.

1.157                 “Tax Claim” has the meaning set forth in Section 11.8.5 below.

1.158                 “Territory” means all countries of the world.

1.159                 “Third Party” means any entity or person other than a Bayer Party or Loxo or its Affiliates.

1.160                 “U.S. Bankruptcy Code” has the meaning set forth in Section 20.7.1 below.

1.161                 “Valid, Practiced Claim” means, with respect to a Licensed Product in a particular country (a) a claim of an issued Patent Right that would be infringed but for the licenses granted in this Agreement and that has not (i) expired or been cancelled, (ii) been declared invalid

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

or unenforceable by a decision of a court, patent office, administrative agency, or other appropriate body of competent jurisdiction, from which no appeal is or can be taken, (iii) been admitted to be invalid or unenforceable through reexamination, reissue, disclaimer or otherwise, or (iv) been abandoned or disclaimed, or (b) a claim of a pending application of a Patent Right that has been filed and is being prosecuted in good faith and that has not been (A) cancelled, (B) withdrawn from consideration, (C) finally determined to be unallowable by the applicable governmental authority (from which no appeal is or can be taken), or (D) abandoned or disclaimed; provided that, if said patent application has been pending for more than seven (7) years starting from its earliest national or regional or international filing date or filing date from which such claim takes priority, a claim shall not constitute a Valid Practiced Claim for the purposes of this Agreement unless and until a patent issues with such claim.

1.162                 “VAT” has the meaning set forth in Section 11.8.1 below.

1.163                 “Voucher” has the meaning set forth in Section 5.10(i) below.

1.164                 “Working Groups” means those working groups established by the GSC pursuant to Section 3.3.5 or the JCC pursuant to Section 3.4.5.

SECTION 2
LICENSE GRANT, TECHNOLOGY TRANSFER

2.1                               License Grants by Loxo. Subject in each case to the terms and conditions of this Agreement:

2.1.1                     Loxo hereby grants to Bayer a co-exclusive (with Loxo and its Affiliates) license (with the right to grant sublicenses, including the right to grant further sublicenses through multiple tiers of Sublicensees solely as permitted under Section 2.3 below) under the Licensed Technology to Develop Licensed Compounds and Licensed Products in the Field in the Territory.

2.1.2                     Loxo hereby grants to Bayer a co-exclusive (with Loxo and its Affiliates) license (with the right to grant sublicenses, including the right to grant further sublicenses through multiple tiers of Sublicensees solely as permitted under Section 2.3 below) under the Licensed Technology to Commercialize Licensed Compounds and Licensed Products in the Field in the Co-Promotion Territory.

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

2.1.3                     Loxo hereby grants to Bayer an exclusive (even as to Loxo and its Affiliates) license (with the right to grant sublicenses, including the right to grant further sublicenses through multiple tiers of Sublicensees solely as permitted under Section 2.3 below) under the Licensed Technology to Commercialize Licensed Compounds and Licensed Products in the Field in the ROW Territory.

2.1.4                     Loxo hereby grants to Bayer (a) a co-exclusive (with Loxo and its Affiliates) license (with the right to grant sublicenses, including the right to grant further sublicenses through multiple tiers of Sublicensees solely as permitted under Section 2.3 below) under the Licensed Technology to undertake Medical Affairs Activities in the Field in the Co-Promotion Territory, and (b) an exclusive (even as to Loxo and its Affiliates) license (with the right to grant sublicenses, including the right to grant further sublicenses through multiple tiers of Sublicensees solely as permitted under Section 2.3 below) under the Licensed Technology to undertake Medical Affairs Activities in the Field in the ROW Territory.

2.1.5                     Loxo hereby grants to Bayer a co-exclusive (with Loxo and its Affiliates) license (with the right to grant sublicenses, including the right to grant further Sublicensees through multiple tiers of sublicenses solely as permitted under Section 2.3 below) under the Licensed Technology to Manufacture and have Manufactured Licensed Compounds and Licensed Products in the Field in the Territory.

2.1.6                     Notwithstanding anything to the contrary in this Agreement, the grant of rights by Loxo under this Agreement with respect to rights obtained under the Existing Agreements shall be subject to and limited in all respects by the terms of the Existing Agreements, and all rights granted under this Agreement with respect to such rights shall be limited to the extent that Loxo may grant such rights under the Existing Agreement.

2.2                               License Grants by Bayer. Subject in each case to the terms and conditions of this Agreement:

2.2.1                     Bayer hereby grants to Loxo (a) a co-exclusive (with Bayer and its Affiliates) license (without the right to grant sublicenses, other than to service providers engaged by Loxo to perform activities within the scope of such rights in accordance with the terms of the Agreement) under its interest in Joint Technology and Inventions Controlled by Bayer or any of its Affiliates to Develop Licensed Compounds and Licensed Products in the Field in the Territory and (b) a non-exclusive, royalty-free, fully paid-up, worldwide, license (without the right to grant sublicenses, other than to service providers and manufacturers engaged by Loxo to perform activities within the scope of such rights in accordance with the terms of the Agreement) under any other intellectual property Controlled by Bayer or

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

any of its Affiliates to Develop Licensed Compounds and Licensed Products in the Field in the Territory and otherwise perform the activities contemplated under this Agreement.

2.2.2                     Bayer hereby grants to Loxo a co-exclusive (with Bayer and its Affiliates) license (without the right to grant sublicenses, other than to service providers engaged by Loxo to perform activities within the scope of such rights in accordance with the terms of the Agreement) under its interest in Joint Technology and Inventions Controlled by Bayer or any of its Affiliates to Co-Promote Licensed Compounds and Licensed Products in the Field in the Co-Promotion Territory.

2.2.3                     Bayer hereby grants to Loxo a co-exclusive (with Bayer and its Affiliates) license (without the right to grant sublicenses other than to service providers and manufacturers engaged by Loxo to perform activities within the scope of such rights in accordance with the terms of the Agreement) under its interest in Joint Technology and Inventions Controlled by Bayer or any of its Affiliates to Manufacture Licensed Compounds and Licensed Products in the Field in the Territory.

2.3                               Sublicensing.

2.3.1                     Subject to Sections 2.3.3 and 2.3.4, Bayer, in its sole discretion, shall have the right to sublicense the rights granted under Section 2.1 to any Affiliate of Bayer.

2.3.2                     Subject to Sections 2.3.3, 2.3.4 and 2.3.5, (i) Bayer may sublicense (including the right to grant further sublicenses through multiple tiers of Sublicensees) the rights granted to Bayer under Section 2.1 in the Co-Promotion Territory only upon the prior written consent of Loxo, which Loxo may withhold at its sole discretion and (ii) Bayer may sublicense (including the right to grant further sublicenses through multiple tiers of Sublicensees) the rights granted to Bayer under Section 2.1 in the ROW Territory to any Third Party upon the prior written consent of Loxo, such consent not to be unreasonably withheld. Notwithstanding the foregoing, Bayer may sublicense the rights granted under Section 2.1 to service providers and manufacturers engaged by Bayer to perform activities within the scope of such rights in accordance with the terms of the Agreement. For purposes of this Agreement, each such permitted sublicensee, shall be referred to as a “Sublicensee”.

2.3.3                     For clarity, any sublicense granted by Bayer hereunder shall not relieve Bayer from any of its obligations under this Agreement.

2.3.4                     Bayer shall ensure that each sublicense agreement shall require the Sublicensee to comply with all relevant obligations of this Agreement, including confidentiality, indemnification and intellectual property ownership.

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

2.3.5                     Bayer shall provide to Loxo a copy of any sublicense agreement permitted hereunder (other than to an Affiliate of Bayer) promptly following execution of such sublicense.

2.3.6                     IIR Agreements and agreements of a similar nature shall not be deemed sublicenses for the purposes of this Agreement.

2.4                               Distributorships. Notwithstanding anything herein to the contrary, Bayer shall have the right, in its sole discretion, to appoint its Affiliates and/or any Third Party to distribute, market, offer for sale, sell and import a Licensed Product in the Field in any country or countries of the ROW Territory with or without the right to repackage Licensed Products consistent in each case with the ROW Commercialization Plan.

2.5                               Technology Transfer.

2.5.1                     Within [***] of the Effective Date or such other timeframe as may be set forth in Schedule 2.5.1, Loxo shall, and shall cause its Affiliates to, at its own cost and expense, deliver to Bayer and/or its designated Affiliate or Sublicensee, in whatever form Bayer may reasonably request, true and complete copies of all written, graphic or electronic embodiments of the Licensed Technology in Loxo’s possession at such time, as described in Schedule 2.5.1 . Thereafter, on a continuing basis during the term of this Agreement, Loxo shall, without any additional compensation, and shall cause its Affiliates to, promptly disclose and deliver to Bayer and/or its designated Affiliate or Sublicensee, in whatever form Bayer may reasonably request, true and complete copies of all written, graphic or electronic embodiments of all additional Licensed Technology and/or any Complete Invention Disclosures which comes into Loxo’s possession from time to time.

2.5.2                     Without prejudice to the generality of Section 2.5.1, during the term of this Agreement, Loxo shall provide Bayer, the Bayer Party or the Third Party contract manufacturer designated by Bayer (conditioned on such Bayer Party or Third Party entering into a commercially reasonable confidentiality agreement with Loxo consistent with the terms of this Agreement) with reasonable technical assistance relating to the use of the Licensed Technology for the purposes of transferring the Licensed Technology from Loxo to the applicable Bayer Party or Third Party designated by Bayer, for the purposes of the applicable Bayer Party’s or Third Party designated by Bayer acquisition of expertise on the practical application of the Licensed Technology or for the provision of assistance to the applicable Bayer Party or Third Party designated by Bayer on issues arising from time to time during any Exploitation of the Licensed Technology. If visits of Loxo’s representatives to the facilities of the applicable Bayer Party or Third Party designated by Bayer are requested, Loxo shall send appropriate representatives that are experienced and knowledgeable in Licensed Technology to such facilities. To the extent Bayer

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

requests reasonable technical assistance relating to the use of the Licensed Technology for the purposes of transferring the Licensed Technology from Third Parties with which Loxo (and not Bayer) has a contractual relationship, Loxo shall use Commercially Reasonable Efforts to procure that such Third Parties provide technical assistance to the applicable Bayer Party or Third Party contract manufacturer designated by Bayer. In addition to such requirements as may be set forth in Schedule 2.5.1, Loxo shall provide up to [***] of such assistance (as set forth in this Section 2.5.2) at no additional compensation to Bayer, and beyond [***] shall be at Bayer’s expense.

2.6                               No Other Licenses. Except as expressly provided in this Agreement, neither Party shall be deemed, whether by estoppel, implication or otherwise, to have granted the other Party any license or other right with respect to any intellectual property of such Party or its Affiliates.

SECTION 3
GOVERNANCE

3.1                               Alliance Managers. As soon as practicable after the Effective Date, but no later than thirty (30) days after the Effective Date, each Party shall nominate a representative to act as its alliance manager under this Agreement (the “Alliance Manager”). The Alliance Managers shall, inter alia, serve as the key contact point between the Parties, facilitate interactions between the Parties through the GSC and JCC and each Working Group established by the GSC or JCC and facilitate the escalation process described in Section 3.6. The Alliance Manager shall be a permanent non-voting member of the GSC and JCC and each Working Group established by the GSC and JCC. A Party may replace its Alliance Manager at any time by providing written notice to the other Party.

3.2                               Alliance Executive Sponsors.

3.2.1                     Each Party shall appoint a senior executive to act as an Alliance Executive Sponsor (each an “Executive Sponsor” and, collectively, the “Executive Sponsors”) to (i) oversee the strategic direction of the collaboration described in this Agreement and (ii) to resolve disputes referred to it pursuant to Section 3.6.2 which cannot be resolved by the GSC or JCC as the case may be. The Executive Sponsor for Loxo shall be its President and Chief Executive Officer and the Executive Sponsor for Bayer shall be its Head of the Oncology Strategic Business Unit (or successor position). A Party may replace its Executive Sponsor at any time by providing written notice to the other Party.

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

3.2.2                     The Executive Sponsors shall meet at least once per year (in person, by means of telephone conference, videoconference or other means of communications), or as otherwise mutually determined by the Executive Sponsors. The co-chairpersons of the GSC and JCC shall attend and participate in such meeting(s). Such meeting(s) shall be held at such times and places as are mutually agreed upon by such Executive Sponsors, accommodating (if necessary) the differences in time-zones between the principal places of business of the Executive Sponsors.

3.3                               Global Steering Committee (GSC).

3.3.1                     As soon as practicable after the Effective Date, but no later than thirty (30) days after the Effective Date, the Parties shall establish the GSC.

3.3.2                     The GSC shall be comprised of five (5) senior management representatives from each Party. Each GSC representative shall have appropriate experience, knowledge and authority within such Party’s organization to carry out the duties and obligations of the GSC. Each Party shall name its initial GSC representatives and designate one of its representatives as the co-chairperson for that Party. A Party may replace any of its GSC representatives at any time by providing written notice to the other Party.

3.3.3                     The GSC shall:

(i)                                    provide general direction and oversight with respect to the activities set forth in this Agreement related to the Development, regulatory strategy and submissions, and Manufacturing of the Licensed Compounds and Licensed Products;

(ii)                                 establish and disband Working Groups as more fully described in Section 3.3.5;

(iii)                              act as the point of escalation for issues that cannot be resolved by a Working Group;

(iv)                             review and approve each Development Plan and Development Budget and any updates or amendments thereto;

(v)                                review and approve proposals regarding Proposed New Studies;

(vi)                             review and approve the Regulatory Transition Plan and any updates or amendments thereto;

(vii)                          provide a venue for the Parties to discuss the annual ROW Commercialization Plan;

(viii)                        review and approve the Manufacturing Transition Plan and any updates or amendments thereto; and

(ix)                             perform such other functions as may be specifically assigned to the GSC in this Agreement.

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

3.3.4                     Decisions of the GSC required to be made by this Agreement shall be made by consensus, with each Party’s voting representatives on the GSC collectively having one (1) vote. No decision may be taken unless at least one (1) of each Party’s representatives participates. For clarity, neither co-chairperson of the GSC shall have the final decision-making authority.

3.3.5                     The GSC shall have the right to establish and disband working groups (each a “Working Group”) as deemed necessary by the GSC depending on the scope, nature and phase of the collaboration described in this Agreement. The primary purpose of a Working Group is to facilitate the operation of specific aspects of the collaboration described in this Agreement and, in furtherance thereof, Working Groups may make operational decisions. When establishing such a Working Group, the GSC shall specify the membership (including the identification of the chairperson or co-chairpersons), responsibilities and duration of such Working Group, provided that each Working Group shall have representatives from both Parties. It is the expectation of the Parties that the GSC will establish Working Groups to address aspects of the collaboration described in this Agreement regarding Development and Manufacturing.

3.3.6                     Operation of the GSC and Working Groups.

(i)            The GSC shall meet Quarterly, or as otherwise mutually determined necessary, and each Working Group shall meet (in person, by means of telephone conference, videoconference or other means of communications) as deemed necessary by the chairperson or co-chairpersons but at least once Quarterly.  The first meeting of the GSC shall be not earlier than sixty (60) days after the GSC has been established. The location for in-person meetings shall be mutually agreed by the chairperson or co-chairpersons of the GSC or respective Working Group.

(ii)           In addition to the members of the GSC or a Working Group, a reasonable number of additional representatives of a Party or advisors may attend the meetings of the GSC or a Working Group (in the case of the GSC, in a non-voting capacity) for the limited purpose of providing input with respect to a particular matter on the agenda

(iii)          Responsibility for preparing the minutes of GSC and Working Group meetings shall alternate between the Parties. The draft minutes shall be provided promptly to all members of the GSC or Working Group, as applicable, for comments. Formal joint approval of the minutes should take place no later than the date of the next meeting of the GSC or respective Working Group.

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

3.4                               Joint Commercialization Committee (JCC).

3.4.1                     As soon as practicable after the Effective Date, but no later than thirty (30) days after the Effective Date, the Parties shall establish the JCC.

3.4.2                     The JCC shall be comprised of five (5) senior management representatives from each Party. Each JCC representative shall have appropriate experience, knowledge and authority within such Party’s organization to carry out the duties and obligations of the JCC. Each Party shall name its initial JCC representatives and designate one of its representatives as the co-chairperson for that Party. A Party may replace any of its JCC representatives at any time by providing written notice to the other Party.

3.4.3                     The JCC shall, in each case solely with respect to the Co-Promotion Territory:

(i)            provide general direction and oversight with respect to the activities set forth in this Agreement related to the Commercialization (including Co-Promotion) and Medical Affairs Activities of the Licensed Compounds and Licensed Products;

(ii)           establish and disband Working Groups as more fully described in Section 3.4.5.

(iii)          act as the point of escalation for issues that cannot be resolved by a Working Group;

(iv)          review and approve each annual Co-Promotion Plan and Co-Promotion Budget and any updates or amendments thereto;

(v)           perform such other functions as may be specifically assigned to the JCC in this Agreement.

3.4.4                     Decisions of the JCC required to be made by this Agreement shall be made by consensus, with each Party’s voting representatives on the JCC collectively having one (1) vote. No decision may be taken unless at least one (1) of each Party’s representatives participates. For clarity, neither co-chairperson of the JCC shall have the final decision-making authority.

3.4.5                     The JCC shall have the right to establish and disband Working Groups as deemed necessary by the JCC depending on the scope, nature and phase of the collaboration described in this Agreement. When establishing such a Working Group, the JCC shall specify the membership (including the identification of the chairperson or co-chairpersons), responsibilities and duration of such Working Group, provided that each Working Group shall have representatives from both Parties. It is the expectation of the Parties that the JCC will establish Working Groups to address aspects of the collaboration described in this Agreement regarding Commercialization, including Co-Promotion.

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

Without limiting the foregoing, the JCC will establish a Working Group to develop the Co-Promotion Plan and Co-Promotion Budget (“Co-Promotion Working Group”).

3.4.6                     Operation of the JCC and Working Groups.

(i)            The JCC shall meet Quarterly, or as otherwise mutually determined necessary, and each Working Group shall meet (in person, by means of telephone conference, videoconference or other means of communications) as deemed necessary by the chairperson or co-chairpersons but at least once Quarterly. The location for in-person meetings shall be mutually agreed by the chairperson or co-chairpersons of the JCC or respective Working Group.

(ii)           In addition to the members of the JCC or a Working Group, a reasonable number of additional representatives of a Party or advisors may attend the meetings of the JCC or a Working Group (in the case of the JCC, in a non-voting capacity) for the limited purpose of providing input with respect to a particular matter on the agenda.

(iii)          Responsibility for preparing the minutes of JCC and Working Group meetings shall alternate between the Parties. The draft minutes shall be provided promptly to all members of the JCC or Working Group, as applicable, for comments. Formal joint approval of the minutes should take place no later than the date of the next meeting of the JCC or respective Working Group.

3.5                               Limited Powers of the GSC, JCC and Working Groups. The GSC and JCC shall have only the purview and powers assigned expressly to it in this Agreement and any Working Group established by the GSC or JCC, shall have only the purview expressly assigned to it by the GSC or JCC, and none of the GSC, JCC or any other Working Group shall have the power to (i) determine any issue in a manner that would conflict with the express terms and conditions of this Agreement; or (ii) modify or amend the terms and conditions of this Agreement. In furtherance thereof, each Party shall retain the rights, powers and discretion granted to it under this Agreement and no such rights, powers or discretion shall be delegated or vested in the GSC, JCC or any Working Group.

3.6                               Escalation.

3.6.1                     If any Working Group established in this Agreement or by the GSC or JCC is unable to resolve any matter properly presented to it for action within thirty (30) days of such matter being referred to it for action, the issue shall be referred to the GSC or JCC, as applicable, who shall meet within thirty (30) days (in person, by means of telephone conference, videoconference or other means of communications) and attempt in good faith to resolve such issue.

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

3.6.2                     If the GSC or JCC, as applicable, is unable to decide any matter properly presented to it for action within thirty (30) days of such matter being referred to it for action, at the written request of either Party, the issue shall be referred to the Executive Sponsors who shall meet within thirty (30) days (in person, by means of telephone conference, videoconference or other means of communications) and attempt in good faith to resolve such issue.

3.6.3                     If the Executive Sponsors cannot resolve such matter within thirty (30) days of the date such matter is first referred to them, then:

(i)            to the extent a matter is related to (A) [***], (B) [***] (C) [***] then, in each case, Loxo’s Executive Sponsor shall have final decision-making authority; and

(ii)           to the extent a matter is related to (A) [***] (B) [***] (C) [***] (D) [***] (E) [***] then, in each case, Bayer’s Executive Sponsor shall have the final decision-making authority.

[***]

In each case, the applicable Executive Sponsor shall make his or her decision in good faith consideration of the reasonable views of the other Party’s Executive Sponsor and such decision shall be reasonably taken to further (a) first, patient safety, (b) second, regulatory requirements, and (c) third, the commercial success of the specific Licensed Products only.

3.6.4                     Notwithstanding any other provision of this Agreement to the contrary, in exercising his or her final decision-making authority, a Party’s Executive Sponsor shall have no power to: (i) determine any issue in a manner that would conflict with the express terms and conditions of this Agreement, (ii) modify or amend the terms and conditions of this Agreement or otherwise expand its rights or reduce its obligations under this Agreement, (iii) determine that it has fulfilled any obligations under this Agreement or that the other Party has breached any obligation under this Agreement, (iv) determine that a milestone event required for the payment of a milestone payment has or has not occurred, or (v) make a decision that is expressly stated to require the mutual agreement of the Parties.

3.7                               Expenses Related to Governance Activities. Costs incurred by each Party in connection with its Alliance Manager, Alliance Executive Sponsors or its participation in the GSC, JCC or any Working Group (including costs to attend meetings), or costs related to personnel assigned to the GSC and/or JCC, shall, in each case, be borne solely by such Party.

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

SECTION 4
DEVELOPMENT

4.1                               General.

4.1.1                     Subject to the terms of this Agreement, the Parties shall collaborate to Develop the Licensed Compounds and Licensed Products in the Field by undertaking the Development activities with respect to Licensed Compounds and Licensed Products as set forth in the applicable Development Plan.

4.1.2                     When allocating Development activities among the Parties to be undertaken by a particular Party pursuant to the applicable Development Plan, the GSC shall take into account the following principles: (i) Loxo shall continue to primarily be responsible for conducting activities related to the Ongoing Clinical Trials, (ii) in respect of Development activities not related to the Ongoing Clinical Studies (including activities related to the Development of Biomarker Testing and/or Companion Diagnostics), the Parties will discuss in good faith which Party shall lead a particular Development activity, in each case taking into account factors including a Party’s expertise and experience in the relevant area, a Party’s capacity to undertake such activity(ies), the geographic scope of such activity(ies), the costs to be charged by a particular Party to undertake such activity and a Party’s relationship with relevant thought leaders, and (iii) Bayer shall be responsible for CMC Activities related to a tablet formulation of a Licensed Product and, subject to Section 10.1, in respect of all other CMC Activities, Bayer shall be responsible for all other CMC Activities.

4.1.3                     Each Party shall fully cooperate with and provide assistance to the other Party in connection with a Party’s Development activities pursuant to the applicable Development Plan.

4.1.4                     The Party which is leading a particular Development activity shall:

(i)            not make any material modifications to the Development Plan for such Development activity without the prior approval of the GSC;

(ii)           invite the other Party to participate in meetings with investigators and thought leaders, and other meetings of a similar nature;

(iii)          keep the other Party reasonably and regularly informed about the progress of the such Development activity (provided that the Party which is leading a particular Development activity shall promptly inform the other party of any matters that may significantly impact the completion of the applicable Development activity including

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

any matter related to safety and, in the case of a Clinical Trial, additionally, any suspension or discontinuation of enrollment in the Clinical Trial or any termination of the Clinical Trial); and

(iv)                             give the other Party a reasonable opportunity to review and comment upon materials related to such Development activity including, in the case of Clinical Trials, (a) protocols, (b) CRFs, (c) data collection processes and tools, (d) monitoring plans, (e) medical review plans, (f) data management plan, documents, and procedures, (g) statistical analysis plans, (h) topline study results, (i) Clinical Trial reports, (j) study audit plans and (k) charters related to data monitoring, imaging review and similar committees, and in each case shall give due consideration to comments from such other Party.

4.1.5                     The Sponsoring Party, when obtaining the informed consent of subjects in such Clinical Trial, shall ensure that any such informed consent shall permit the other Party to access coded subject information and shall permit access to un-coded personal data for a limited group of individuals from the other Party, ethics committees and Regulatory Authorities for the purpose of monitoring the proper conduct of the Clinical Trial.

4.1.6                     Each Party shall use Commercially Reasonable Efforts to carry out the Development activities assigned to it in each applicable Development Plan in a timely manner.

4.2                               Development Plans and Development Budgets.

4.2.1                     The Development of each Licensed Compound (and, following Marketing Authorization each Licensed Product) shall be covered by a global Development Plan and the Development Costs relating thereto shall be governed by a global Development Budget. For clarity, there shall be a separate Development Plan and corresponding Development Budget for each Licensed Compound (or, following Marketing Authorization each Licensed Product).

4.2.2                     The initial Development Plans (including Development Budget) for each Licensed Compound is attached hereto as Exhibit 4.2.2.

4.2.3                     Each Development Plan shall include, in reasonable detail:

(i)            the identity of which Party will conduct each activity set forth in the Development Plan (including the identity of which party will act as the sponsor of a particular Clinical Trial the “Sponsoring Party”);

(ii)           details of each Clinical Trial to be conducted by the Parties to support Marketing Authorization in each country of the Territory in which the Parties determine it

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

would be commercially reasonable to do so (subject to the last paragraph of this Section 4.2.3);

(iii)          activities related to toxicology, pharmacology (pharmacokinetics and pharmacodynamics), formulation, process development and other CMC activities;

(iv)          activities related to the development and validation of relevant Biomarker Tests and Companion Diagnostics;

(v)           the extent to which any activities assigned to a Party may be subcontracted to a Third Party and, if possible at the time the Development Plan is being prepared, the identity of such Third Party;

(vi)          regulatory plans and other elements of obtaining Marketing Authorization in each applicable country;

(vii)         other material activities necessary for Development of the applicable Licensed Compound and/or Licensed Product; and

(viii)        related timelines to achieve the foregoing.

[***]

4.2.4                     The initial Development Plans attached hereto as Exhibit 4.2.2 are in draft form, and shall be finalized by the GSC as soon as reasonably practicable following the Effective Date. Each Development Plan, and each corresponding Development Budget, shall be updated subject to agreement by the GSC (subject to Section 3.6) to reflect activities and Development Costs related to Required Clinical Trials and other activities required to fulfill post-approval commitments.

4.2.5                     Each Development Plan shall be updated annually together with each corresponding Development Budget subject to agreement by the GSC (subject to Section3.6).

4.2.6                     Either Party can propose an amendment to a Development Plan. Any such amendment shall be subject to agreement by the GSC (subject to Section 3.6). For clarity, amendments related to the initial proposal for a Proposed New Study are addressed in Section 4.8.

4.3                               Development Costs.

4.3.1                     Loxo shall pay all Development Costs incurred (on an IAS/IFRS basis) up to and including 31 December 2017 without recourse to Bayer. From there on, the Parties shall share all Development Costs incurred (on an IAS/IFRS basis) on or after 1 January 2018 (as provided for in the applicable Development Budget to be included in the applicable

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

Development Plan) such that Bayer and Loxo shall each bear fifty percent (50%) of the Development Costs.

4.3.2                     In the event that a Party anticipates that the actual amount of aggregate annual Development Costs set forth in the relevant Development Budget included in the current applicable Development Plan will increase by up to [***] over the aggregate annual amount set forth in the initial approved Development Budget for such year, such Party shall bring such information to the GSC which will engage in a good faith discussion of the reason(s) for such anticipated increase but approval of the GSC shall not be required and the applicable Development Budget shall be automatically updated to reflect such increase and such increased amount shall be shared by the Parties pursuant to Section 4.3.1. For clarity, if the foregoing process occurs multiple times with respect to a year, then the [***] threshold is the aggregate amount of all expected increases.

4.3.3                     In the event that a Party anticipates that the actual amount of aggregate annual Development Costs set forth in the relevant Development Budget included in the current applicable Development Plan will increase more than [***] over the aggregate annual amount set forth in the initial approved Development Budget for such year, such Party shall bring such information to the GSC which will engage in a good faith discussion of the reason(s) for such anticipated increase and, following such discussion, seek approval of the GSC for such increase of the budget. If approved by the GSC, the applicable Development Budget shall be updated to reflect such increase and such increased amount shall be shared by the Parties pursuant to Section 4.3.1. If, however, the increase is not approved by the GSC, for clarity, Loxo shall have final decision-making authority consistent with Section 3.6.3. For clarity, if the foregoing process occurs multiple times with respect to a year, then the [***] threshold is the aggregate amount of all expected increases.

4.4                               CMC Activities. Notwithstanding anything herein to the contrary (but subject to the last two sentences of this Section 4.4), with respect to CMC responsibilities, (i) Loxo shall be responsible for ongoing CMC Activities related to the capsule or liquid formulation of a Licensed Product pursuant to the applicable Development Plan, (ii) Bayer shall be responsible for CMC Activities related to a tablet formulation of any LOXO-101 Product pursuant to the applicable Development Plan and, (iii) following the transition of Manufacturing and CMC Activities to Bayer as set forth in Section 10.1, Bayer shall be solely responsible for CMC Activities for Licensed Compounds and Licensed Products pursuant to the applicable Development Plan. For clarity, the provisions of Section 3.6.3 with respect to Loxo’s final decision-making authority shall not apply to CMC Activities following the transition of such activities to Bayer as set forth in Section 10.1.

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

[***]

4.5                               Preclinical Data. The Parties shall jointly own data from research and/or preclinical activities conducted under this Agreement with respect to a Licensed Compound or Licensed Product. Each Party shall have the right to use and reference any such data and results, subject to Section 14 (Confidentiality) and 15.5 (Scientific Publications).

4.6                               Clinical Trial Data.

4.6.1                     The Parties shall jointly own data from Clinical Trials conducted under this Agreement with respect to a Licensed Compound or Licensed Product. Each Party shall have the right to use and reference any such data and results, subject to Section 14 (Confidentiality) and 15.5 (Scientific Publications).

4.6.2                     The Sponsoring Party shall maintain the database associated with such Clinical Trial.

4.6.3                     During the conduct of the Clinical Trial, the Sponsoring Party shall provide to the other party (the “Non-Sponsoring Party”) all blinded Clinical Trial data (as SAS transport files) at such time or times as is agreed by the Parties.

4.6.4                     At such time or times as is agreed by the Parties, the Sponsoring Party shall transfer to the Non-Sponsoring Party (i) a complete copy of the final database consisting of all data generated during the Clinical Trial (including, for example, tables, clinical data, and datasets, but excluding any patient medical records, or other protected health information), together with data related to biomarkers and pharmacokinetics, if any and (ii) all raw analysis output/tablesets, analysis programs, and the analysis performed to produce the Clinical Trial report, and which would support the requirements of a submission to a Regulatory Authority. When transmitting such data, the Party transferring the data shall not knowingly introduce into the other Party’s information systems or database any virus or any other contaminants (including, but not limited to, codes, commands, instructions, devices, techniques, bugs, web bugs, or design flaws).

4.7                               Clinical Quality Agreement. Notwithstanding the access and audit rights of Bayer and Loxo provided for in Section 12.2, [***] after the Effective Date, a clinical quality agreement (the “Clinical Quality Agreement”) shall be established between the quality assurance departments of each Party to set forth the clinical auditing responsibilities, the sharing of information resulting from audit activities and interactions and responsibilities during any inspection activities by a Regulatory Authority.

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

4.8                               New Indications and Formulations; Combinations.

4.8.1                     Any Party (the “Advocating Party”) shall at any time have the right to propose to the GSC for collaborative Development by the Parties: (i) a new formulation of a Licensed Compound or Licensed Product, (ii) a new indication or dosage form, (iii) a Combination Product or (iv) development and validation of a new Biomarker Test and/or Companion Diagnostic, in each case, other than to the extent identified in an approved Development Plan (each a “Proposed New Study”). Any such proposal shall be made by the Advocating Party in writing (containing, at a minimum, information supporting the rationale for pursuing such Proposed New Study from a scientific, regulatory and commercial standpoint, as well as an estimated Development timeline and an estimated cost of Development of such Proposed New Study).

4.8.2                     Upon receipt by the GSC, the GSC may elect to refer the proposal to a Working Group (established by the GSC) to evaluate such proposal in which case such Working Group shall make a recommendation in respect of such proposal for a Proposed New Study to the GSC within three (3) months of the proposal being referred to it or such other period of time as agreed by the GSC. The GSC shall make a decision in respect of such proposal for a Proposed New Study no later than (i) three (3) months after receipt of the proposal or (ii) one (1) month following receipt of the recommendation of the Working Group assigned to evaluate the proposal. Prior to making a decision, the GSC shall consider any concerns raised by the other Party (the “Non-Advocating Party”) that such Party believes, based upon reasonable medical or scientific grounds, that pursuing such Proposed New Study poses a significant safety or efficacy issue for the Licensed Compound or Licensed Product or, if Bayer is the Non-Advocating Party, that Bayer believes that the result of the Proposed New Study is not commercially viable.

4.8.3                     Should the GSC agree to conduct such Development activities for a Proposed New Study collaboratively, the GSC shall agree on a Development Plan for such Proposed New Study which includes the information set forth in Section 4.2.3 and a Development Budget for such for a Proposed New Study pursuant to which the Parties will share Development Costs such that Bayer and Loxo shall each bear fifty percent (50%) of the aggregate Development Costs. If necessary, the Parties shall enter into an amendment to this Agreement to address intellectual property rights related to such Proposed New Study.

4.8.4                     Should the GSC fail to reach agreement (that is, the Non-Advocating Party does not agree to support the Proposed New Study) within the timeframe set forth above, the Advocating Party shall have the right to pursue such Development for the Proposed New Study by itself provided that the Non-Advocating Party does not believe, based upon reasonable medical or scientific grounds, that pursuing such Proposed New Study poses a significant safety or efficacy issue for the Licensed Compound or Licensed Product or, if Bayer is the Non-Advocating Party, that Bayer does not believe that the result of the Proposed New

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

Study is commercially viable. In the event that the Advocating Party elects to pursue such Development for the Proposed New Study by itself, it shall bear [***] of the aggregate Development Costs pursuant to a Development Plan which includes the information set forth in Section 4.2.3 and a Development Budget for such for a Proposed New Study and shall keep the GSC regularly informed of its progress toward activities undertaken pursuant to the applicable Development Plan and applicable Development Budget. To the extent required, the Non-Advocating Party shall reasonably cooperate with and provide reasonable assistance to the Advocating Party in connection with the Advocating Party’s pursuit of a Proposed New Study including as set forth in Section 5.5.3, mutatis mutandis, and to the extent applicable, supplying Licensed Compound or Licensed Product pursuant to applicable supply agreement. Upon receipt of Marketing Authorization of such Proposed New Study, the Non-Advocating Party shall bear [***] of the Development Costs as follows (i) the Advocating Party shall immediately invoice the Non-Advocating Party for [***] of the Development Costs incurred by the Advocating Party prior to the date of Marketing Authorization pursuant to Section 11.7 and (ii) thereafter, the Parties shall share additional Development Costs with the Advocating Party bearing [***] and Non-Advocating Party bearing [***] of such costs.

4.8.5                     The provisions of Section 3.6.3 with respect to a Party’s final decision-making authority shall not apply with respect to such Party’s exercise of its vote in the GSC as required by this Section 4.8 regarding whether to support a Proposed New Study proposed by a Party or with respect to any GSC vote as required by this Section 4.8 regarding a Party’s agreement of the initial Development Plan and Development Budget related to such Proposed New Study. For clarity, if the Parties were to agree to collaborate on the Development of a Proposed New Study pursuant to Section 4.8.3, after the Parties’ agreement of the initial Development Plan and Development Budget related to such Proposed New Study, the provisions of Section 3.6.3 with respect to Loxo’s final decision-making authority would apply.

4.9                               Non-Compete

4.9.1                     [***]

4.9.2                     [***]

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

SECTION 5
REGULATORY

5.1                               Regulatory Matters with Respect to Licensed Compounds and Licensed Products in the Co-Promotion Territory.

5.1.1                     Subject to the terms and conditions of this Agreement, until such time as responsibility for regulatory matters in the Co-Promotion Territory for Licensed Compounds and Licensed Products are transferred to Bayer pursuant to Sections 5.1.2 and 5.3, in the Co-Promotion Territory, Loxo shall be responsible for:

(i)            determining, planning and implementing the regulatory plans and strategies for Licensed Compounds and Licensed Products in the Co-Promotion Territory;

(ii)           either directly or through its Affiliates, making all regulatory filings with respect to Licensed Compounds and Licensed Products in the Co-Promotion Territory including NDA/MAAs;

(iii)          holding all IND/CTAs and Marketing Authorizations for Licensed Compounds and Licensed Products throughout the Co-Promotion Territory in the name of either itself or its Affiliates until the transfer of such IND/CTAs and Marketing Authorizations as contemplated by Section 5.1.2; and

(iv)          subject to Sections 5.6 and 5.7, handling all interactions with Regulatory Authorities in the Co-Promotion Territory with respect to Licensed Compounds and Licensed Products, including all submissions, meetings and discussions in all cases.

5.1.2                     As soon as practical after receipt of the Marketing Authorization for the Co-Promotion Territory, on a Licensed Product-by-Licensed Product basis but no later than, in the case of a LOXO-101 Product, [***], and in the case of a LOXO-195 Product, [***] for such LOXO-195 Product for the Co-Promotion Territory, Loxo shall do all things reasonably necessary or useful to transfer, and Bayer shall provide Loxo reasonable assistance in connection thereto, as well as do all things reasonably necessary or useful to assume and take over, any Regulatory Documentation, including, to the extent permitted by Law, all IND/CTAs and Marketing Authorizations related to the applicable Licensed Product Controlled by Loxo or any of its Affiliates for the Co-Promotion Territory into the name of Bayer or its designated Affiliate. Loxo shall, and shall cause its Affiliates to, duly execute and deliver, or cause to be duly executed and delivered such instruments and shall do and cause to be done such acts and things, including the filing of such assignments, agreements, documents and instruments as Bayer may reasonably request from time to time in connection with Bayer’s rights under this Section 5.1.2.

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

5.2                               Regulatory Matters with Respect to Licensed Compounds and Licensed Products in the ROW Territory.

5.2.1                     Subject to the terms and conditions of this Agreement, in the ROW Territory, until such time as responsibility for regulatory matters in the ROW Territory for Licensed Compounds and Licensed Products are transferred to Bayer pursuant to Sections 5.2.2 and 5.3, Loxo shall be responsible for:

(i)            determining, planning and implementing the regulatory plans and strategies for Licensed Compounds and Licensed Products in the ROW Territory;

(ii)           either directly or through its Affiliates, or Sublicensees making all regulatory filings with respect to Licensed Compounds and Licensed Products in the ROW Territory, including NDA/MAAs;

(iii)          holding all IND/CTAs and Marketing Authorizations for Licensed Compounds and Licensed Products in the ROW Territory in the name of either itself or its Affiliates until the transfer of such IND/CTAs and Marketing Authorizations for Licensed Compounds and Licensed Products in the ROW Territory as contemplated by Section 5.2.2; and

(iv)          subject to Sections 5.6 and 5.7, handling all interactions with Regulatory Authorities in the ROW Territory with respect to the Licensed Compounds and Licensed Products, including all submissions, meetings and discussions in all cases.

5.2.2                     In furtherance thereof, as soon as practical after the Effective Date, Loxo shall do all things reasonably necessary or useful, without additional consideration, to transfer, and Bayer shall provide Loxo reasonable assistance in connection thereto, as well as do all things reasonably necessary or useful to assume and take over, any Regulatory Documentation, including, to the extent permitted by Law, all IND/CTAs related to Licensed Compounds and Licensed Products in the ROW Territory Controlled by Loxo or any of its Affiliates into the name of Bayer or its designated Affiliate. Loxo shall, and shall cause its Affiliates to, duly execute and deliver, or cause to be duly executed and delivered such instruments and shall do and cause to be done such acts and things, including the filing of such assignments, agreements, documents and instruments as Bayer may reasonably request from time to time in connection with Bayer’s rights under this Section 5.2.2.

5.3                               Transition Plan. The Parties (or a Working Group established by the GSC) shall prepare a plan to implement the transfer of regulatory responsibilities from Loxo to Bayer as set forth in Sections 5.1.2 and 5.2.2 (the “Regulatory Transition Plan”).

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

5.4                               Company Core Data Sheet. For Licensed Compounds and Licensed Products, the Parties shall cooperate to prepare and maintain the Company Core Data Sheet using Bayer’s template for such documents. Bayer shall be the sole owner of the Company Core Data Sheet.

5.5                               Cooperation of the Parties.

5.5.1                     Each Party shall cooperate with and provide assistance to the other Party in connection with any IND/MTA or NDA/MAA filings or any other filing with a Regulatory Authority, in each case with respect to a Licensed Compound or Licensed Product, including by executing any required documents, providing access to personnel and providing all such documentation as the responsible Party may reasonably require and request from time to time.

5.5.2                     The Parties shall co-operate with the other Party, as may be requested by the responsible Party, in connection with any inspection by a Regulatory Authority relating to a Licensed Compound or Licensed Product including any inspection prior to approval of an NDA/MAA for any Licensed Product.

5.5.3                     The Party responsible for regulatory matters related to a particular Licensed Compound or Licensed Product with respect to a particular country of the Territory shall license, transfer, provide a letter of reference with respect to, or take other action necessary to make available such IND/CTAs or Marketing Authorizations to the other Party as may be reasonably necessary to enable such other Party to fulfill its obligations under a Development Plan with respect to the Development of a Licensed Compound or Licensed Product or any other obligations delineated in this Agreement for which such letter of reference or other action is deemed necessary by the Parties.

5.6                               Correspondence with Regulatory Authorities. The Party responsible for regulatory matters related to a particular Licensed Compound or Licensed Product with respect to a particular country of the Territory shall keep the other Party reasonably informed as to all material correspondence, meetings, notices, reports or submissions to any Regulatory Authorities regarding the Licensed Compounds and Licensed Products as follows:

(i)            the responsible Party shall promptly provide to the other Party a copy of any material documents and correspondence submitted to or received from a Regulatory Authority regarding a Licensed Compound or Licensed Product; and

(ii)           the responsible Party shall promptly provide to the other Party a draft of the responsible Party’s response to such inquiries, or of any material submission regarding the Licensed Compounds and Licensed Products by the responsible

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

Party to a Regulatory Authority, for such other Party to review and comment. Such other Party shall provide its comments to the responsible Party within a reasonable amount of time from the date such other Party receives such inquiries from the responsible Party, but no later than such date as may be required to not adversely impact the timeliness of the response to the Regulatory Authority, or of such submission. The responsible Party shall reasonably consider in good faith the comments of the other Party provided in accordance with this clause in the final submission of its response to the Regulatory Authority.

Unless correspondence with a Regulatory Authority is related to safety, the obligations set forth in this Section 5.6 shall be limited to correspondence with Regulatory Authorities in the Co-Promotion Territory, European Union, the United Kingdom (if no longer included in the European Union) and Japan.

5.7                               Attendance at Meetings with Regulatory Authorities. The Party responsible for regulatory matters related to a particular Licensed Compound or Licensed Product with respect to a particular country of the Territory shall invite the other Party, at such other Party’s cost, to have not more than two (2) representatives attend in an observational and advisory capacity meetings conducted in person or as a teleconference (other than meetings that are of a routine and non-material nature) between representatives of the responsible Party and a Regulatory Authority with respect to the Licensed Compound and/or Licensed Product to the extent practical (for example, the Parties recognize that it may not be possible to include a representative from such other Party to participate in ad hoc one-on-one telephone discussions) and permitted by such Regulatory Authority and, for clarity, it being understood that the responsible Party shall not be prohibited from conducting any such meeting if the other Party is unable to attend. The obligations set forth in this Section 5.7 shall be limited to meetings with Regulatory Authorities in the Co-Promotion Territory, European Union, the United Kingdom (if no longer included in the European Union) and Japan.

5.8                               Efforts. Each Party shall use Commercially Reasonable Efforts to fulfill its respective obligations pursuant to this Section 5.

5.9                               Regulatory Fees. The fees payable to the FDA in connection with obtaining and maintaining Marketing Authorization for the Co-Promotion Territory shall be deemed Co-Promotion Costs. The fees payable to Regulatory Authorities in the ROW Territory in connection with obtaining and maintaining Marketing Authorization for the ROW Territory shall be paid by Bayer without recourse to Loxo.

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

5.10                        Priority Review Voucher.

(i)            Loxo shall assign to Bayer, without additional consideration, and Bayer shall accept any priority review voucher (the “Voucher”) issued by the U.S. Secretary of Health and Human Services in connection with a Licensed Compound to Loxo that entitles the holder of such voucher to priority review of a single human drug application submitted under Section 505(b)(1) or Section 351(a) of the United States Public Health Service Act, as further defined in the FDC Act.

(ii)           In furtherance thereof (a) Loxo shall perform all actions necessary to facilitate the transfer of the Voucher to Bayer, and upon such transfer, all of the right, title and interest of Seller in and to the Voucher shall pass to Bayer and (b) the Parties will prepare a letter for submission to the FDA, and will submit such letter, notifying the FDA of the transfer of the Voucher. The Parties agree to cooperate and assist each other with respect to all filings or notifications to any Governmental Entity related to the transfer and assignment of the Voucher.

5.11                        Clinical Trial Registry and Result Posting.

5.11.1              The Sponsoring Party shall be responsible for submitting trial information to relevant public databases (e.g. ClinicalTrials.gov) when legally required, ensuring consistency between all postings. The timelines and the scope of content to be published shall also follow any Law (including, 42 U.S.C. 282 and Article 11 of the Clinical Trial Directive 2001/20/EC; Article 57 of the Regulation (EC) No. 726/2004, Article 41 of the pediatric Regulation (EC) No. 1901/2006). In addition (and at a minimum), the requirements of the latest version of “Joint Position on the Disclosure of Clinical Trial Information via Clinical Trial Registries and Databases” as defined by IPFMA, PhRMA, EFPIA, and JAMA shall be followed for all Clinical Trials globally.

5.11.2              Such postings shall clearly identify the sponsor of the Clinical Trials in the respective database and the other Party as a collaborator. The Sponsoring Party will be responsible for maintaining the information related to the Clinical Trial as often and for as long as this is required on each database or by Law.

5.11.3              For new submissions of information related to a Clinical Trial information to relevant public databases, the Sponsoring Party shall send the final draft of information to be published to the other Party for review before submission in the following cases:

(i)            initial submission of trial registration;

(ii)           initial submission of study results;

(iii)          amendments to study protocol or study report; and

(iv)          relevant updates of study results (e.g. adverse events, outcome measures).

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

In case of any comment, these shall be reconciled between Loxo and Bayer immediately. If no comment is received from the other Party within ten (10) Business Days, agreement can be assumed. After submission, a notification including a copy of the submitted information shall be sent by the Sponsoring Party to the other Party no later than ten (10) Business Days after submission.

5.11.4              For status changes in the information related to a Clinical Trial, no review is required, but the Sponsoring Party shall inform the other Party about performed updates no later than ten (10) Business Days after submission. This includes:

(i)            actual start of recruitment

(ii)           actual end of recruitment

(iii)          actual primary completion event achieved

(iv)          actual study completion

(v)           any change to anticipated study events which are publicly disclosed

(vi)          any use of legally granted options

5.11.5              All communication between Loxo and Bayer regarding clinical trial registry and result posting shall use the following contact details:

For Bayer:	[***]

For Loxo:	[***]

5.11.6              Requests received from the public through the contact point provided on a public registry (for example, ClinicalTrials.gov) will be managed according to the internal process of the Sponsoring Party; however, if the Sponsoring Party receives notice of inquiries that require the attention of the other Party this will be communicated to such other Party.

SECTION 6
PHARMACOVIGILANCE

6.1                               General. Both Parties agree to promptly exchange all information that relates to the safety of the Product and especially all adverse events and to comply with all Applicable Laws relating to the Product concerning drug safety.

6.2                               Pharmacovigilance Agreement. In furtherance of Section 6.1, the Parties shall negotiate and execute a pharmacovigilance agreement within [***] of the Effective Date. Bayer will create and maintain a master drug safety database which shall cross-reference any

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

adverse event relating to the Product occurring anywhere in the world. Bayer shall be the sole owner of the master drug safety database. Loxo shall submit all data collected by it with respect to adverse events relating to the Product to Bayer in accordance with the timelines set forth in the pharmacovigilance agreement. To the extent the Parties determine that Bayer shall be responsible for reporting of adverse events pursuant to Law prior to such time as responsibility for regulatory matters in the Co-Promotion Territory and/or ROW Territory for Licensed Compounds and Licensed Products are transferred to Bayer pursuant to Sections 5.2.2 and 5.3, such pharmacovigilance agreement shall include a delegation of such adverse event reporting obligations to Bayer.

SECTION 7
COMMERCIALIZATION AND MEDICAL AFFAIRS ACTIVITIES

7.1                               Generally. To the extent permissible by applicable Regulatory Authorities, the Licensed Products will be Commercialized in the Territory under a single global brand.

7.2                               Requests for IIR Agreements and Other Requests.

7.2.1                     Any requests made to a Party, any member of the Sales Force or any Co-Promotion Field-Based Medical Representative for funding or provision of a Licensed Compound or Licensed Product for a non-promotional program in the Territory related to a Licensed Product (including, for clarity, in the Co-Promotion Territory), including with respect to an IIR Agreement, scientific or educational event, non-interventional study or for a charitable cause, shall be handled by such Party to pursuant the policies and procedures established by the GSC or JCC (which policies and procedures shall not be inconsistent with Bayer’s internal policies and procedures with respect to such matters, to the extent generally applicable to all of Bayer’s products) and, if such request is consistent with such policies and procedures, shall be funded, or Licensed Compound or Licensed Product provided, by Bayer (it being understood that to the extent the request relates to the Co-Promotion Territory, such funding shall be considered a Co-Promotion Expenses). In no event shall either Party unilaterally commit or have the authority to commit funding to any such request for the Licensed Product unless and until such request has been reviewed pursuant to the policies and procedures set forth above.

7.2.2                     Without limiting the generality of Section 7.2.1, Bayer shall be responsible for all IIR Agreements related to Licensed Compounds and Licensed Products, provided, however, that Loxo may provide strategic input with respect to the foregoing via the GSC or the JCC, as applicable (and any Working Group(s) formed by the GSC or the JCC, as

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

applicable) and Bayer shall reasonably consider such input. Bayer shall use Commercially Reasonable Efforts to ensure that in negotiating IIR Agreements it obtains at least non-exclusive license rights to all Know-How relating to the Licensed Compounds and Licensed Products arising out of any such IIR Agreement and all Patent Rights in respect of inventions arising out of such IIR Agreement, and that Bayer is entitled to share such Know-How with, and license or sublicense such Patent Rights to, Loxo. If, despite such Commercially Reasonable Efforts, Bayer is not able to obtain at least non-exclusive license rights to Know-How and Patent Rights, Bayer shall not be prohibited from entering into such an IIR Agreement.

7.3                               Commercialization of Biomarker Tests and CDx. As between Bayer and Loxo, subject to Section 8 and Section 9, Bayer shall be responsible for the Commercialization of Biomarker Tests and Companion Diagnostics in the Field in the Territory. In furtherance thereof, to the extent Loxo has entered into or enters into contractual relationships with Third Parties relating to the Commercialization of Biomarker Tests and/or CDx, (i) Loxo shall take reasonable direction from Bayer with respect to its interactions with such Third Parties regarding the Commercialization of Biomarker Tests and/or CDx and (ii)  the provisions of Section 17.1 shall apply with respect to any such agreements entered into by Loxo following the Effective Date (and such agreements shall be deemed Existing Agreements for purposes of Section 17.1).

SECTION 8
COMMERCIALIZATION AND MEDICAL AFFAIRS ACTIVITIES
IN THE CO-PROMOTION TERRITORY

8.1                               Generally. The Parties shall Co-Promote the Licensed Products in the Co-Promotion Territory pursuant to the terms set forth in this Section 8 and the Co-Promotion Plan. Each Party shall use Commercially Reasonable Efforts to fulfill its respective obligations pursuant to this Section 8.

8.2                               Bayer’s Role. Subject to the terms of the Agreement including Loxo’s ability to provide strategic input pursuant to Section 8.3, Bayer shall be the lead commercial party and lead the overall strategy for the Commercialization (including the Co-Promotion) of the Licensed Products, Biomarker Tests and Companion Diagnostics in the Co-Promotion Territory including strategic decisions relating to marketing and sales, market access, and the day-to-day operation of the Co-Promotion of the Licensed Products, Biomarker Tests and Companion Diagnostics in the Co-Promotion Territory. Bayer shall also lead Medical Affairs Activities and lead the overall strategy for Medical Affairs Activities in the Co-Promotion Territory. Without limiting the generality of the foregoing, Bayer shall be solely

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

responsible for the following activities (and shall use Commercially Efforts to perform such activities):

(i)            providing the Co-Promotion Infrastructure in the Co-Promotion Territory;

(ii)           the importation, booking of sales, invoicing and distribution (including the offering of any discounts) of the Licensed Products in the Co-Promotion Territory; and

(iii)          determining all pricing for the Licensed Products in the Co-Promotion Territory, including the timing and level of pricing changes.

8.3                               Loxo’s Role. Subject to the terms of the Agreement, Loxo shall participate in the Commercialization of, and Medical Affairs Activities related to, Licensed Products in the Co-Promotion Territory by (i) providing strategic input via the JCC (and any Working Group(s) formed by the JCC) (it being understood that Bayer shall reasonably consider such input), and (ii) participating in the Detailing of the Licensed Products in the Co-Promotion Territory, participating in field-based Medical Affairs Activities of the Licensed Products in the Co-Promotion Territory and conducting such other activities related to the Commercialization of the Licensed Products in the Co-Promotion Territory, in each case as and to the extent set forth in the Co-Promotion Plan.

8.4                               Co-Promotion Plan and Co-Promotion Budget.

8.4.1                     When allocating Co-Promotion activities and Medical Affairs Activities among the Parties to be undertaken by a particular Party pursuant to the applicable Co-Promotion Plan, the JCC shall take into account the following principles:

(i)            Bayer’s role as more fully set forth in Section 8.2,

(ii)           Loxo’s role as more fully set forth in Section 8.3;

(iii)          that Loxo shall be primarily responsible for Detailing members of the Target Audience that are pathologists and laboratories, but may Detail other members of the Target Audience as set forth in the Co-Promotion Plan;

(iv)          that Bayer shall be primarily responsible for Detailing all other members of the Target Audience as set forth in the Co-Promotion Plan;

(v)           that Loxo shall be primarily responsible for conducting field-based Medical Affairs Activities directed at members of the Target Audience that are pathologists and laboratories, but may conduct field-based Medical Affairs Activities directed at

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

other members of the Target Audience as set forth in the medical affairs portion of Co-Promotion Plan;

(vi)                             that Bayer shall be primarily responsible for conducting field-based Medical Affairs Activities directed at all other members of the Target Audience as set forth in the medical affairs portion of Co-Promotion Plan;

8.4.2                     No later than [***] following the Effective Date, a Working Group established by the JCC shall prepare and submit to the JCC a Co-Promotion Plan together with the Co-Promotion Budget to cover the Parties’ Co-Promotion activities up and until the anticipated First Commercial Sale of a Licensed Product in the Co-Promotion Territory (for clarity, it is understood and agreed that, since the Co-Promotion Profit and Loss will be shared by the Parties pursuant to Section 8.15 from and after 1 January 2018, such initial Co-Promotion Plan together with the Co-Promotion Budget shall address Co-Promotion Costs from and after 1 January 2018). At least [***] in advance of the anticipated First Commercial Sale of a Licensed Product in the Co-Promotion Territory, a Working Group established by the JCC shall prepare and submit to the JCC an amendment to the initial Co-Promotion Plan and Co-Promotion Budget to cover the Parties’ Co-Promotion activities up and until the end of the year in which the First Commercial Sale of a Licensed Product in the Co-Promotion Territory occurs. Thereafter, no later than [***] of each year, a Working Group established by the JCC shall prepare and submit to the JCC an update to the Co-Promotion Plan together with the Co-Promotion Budget to cover the Parties Co-Promotion activities in the subsequent year. The initial Co-Promotion Plan and Co-Promotion Budget, and any updates or amendments thereto, shall be subject to approval by the JCC.

8.4.3                     For clarity, notwithstanding Section 8.15.1 (which provides, inter alia, that each Party shall bear fifty percent (50%) of the Co-Promotion Profit or Loss), the Parties acknowledge that each Party will not necessarily have an equal role in the Co-Promotion (for example, with respect to the number of Co-Promotion Field-Based Commercial Representatives which will Detail Licensed Products in the Co-Promotion Territory).

8.4.4                     The Co-Promotion Plan shall set forth the activities to be undertaken by the Parties with respect to Co-Promoting Licensed Products in the Co-Promotion Territory including:

(i)                                    the strategy and objectives of the Parties with respect to Detailing the Licensed Products to the Target Audience;

(ii)                                 the size of each Party’s Sales Force and the number of FTEs that each Party shall designate for such Sales Force;

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

(iii)                              the identity and number of Loxo Co-Promotion Personnel who will undertake Co-Promotion activities and the specific activities to be undertaken by such Loxo Co-Promotion Personnel;

(iv)                             identification and prioritization of the Target Audience;

(v)                                reach, frequency requirements and Detail position for the Target Audience during each Quarter covered by the Co-Promotion Plan;

(vi)                             incentive plans;

(vii)                          to the extent applicable, the strategy and objectives of the Parties with respect to the Commercialization of Biomarker Tests and Companion Diagnostics;

(viii)                       the conduct of Advertising, Promotional and Marketing Activities, including: (a) annual market situation analysis, brand operating plan, and brand tactical plan (including selection of advertising agency of record, medical communications agency) (b) brand positioning, messaging, and campaigns, including for digital marketing (c) annual market research plan (including selection of market research vendors and development/execution of projects), (d) primary/secondary data to be acquired; (e) acquisition of competitive intelligence, and (f) activities related to professional and patient advocacy organizations;

(ix)                             the conduct of Medical Affairs Activities;

(x)                                pricing and contracting strategies for the Licensed Products in the Co-Promotion Territory (with wholesalers, distributors, group purchasing organizations, specialty pharmacies, managed care organizations (MCO), pharmacy benefit managers (PBM), Medicare and Medicaid Services (CMS), U.S. Department of Veterans Affairs (VA) and U.S. Department of Defense (DoD), integrated delivery networks (IDN), accountable care organizations (ACO), NCI cancer center and other healthcare organizations), including the timing and level of pricing changes;

(xi)                             market access activities including determining, planning and implementing the market access plans and strategies for the Licensed Products including direct and indirect customer marketing, pricing, contracting, reimbursement, value proposition discussions, patient commercial co-pay support, hub services and other means to obtain or ensure patient access to Licensed Products; and

(xii)                          the design and management of patient assistance programs for the Licensed Products.

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

In addition, the Co-Promotion Plan will set forth commercially reasonable and customary rules for the allocation of Co-Promotion Field-Based Commercial Representative FTE Costs and Co-Promotion Field-Based Medical Representative FTE Costs with respect to Co-Promotion Field-Based Commercial Representatives and Co-Promotion Field-Based Medical Representatives, as applicable, that are, or will be, assigned to Detailing or, as applicable, conducting field-based Medical Affairs Activities with respect to, multiple products (that is, one or more pharmaceutical products that are not Licensed Products in addition to Licensed Products)

8.4.5                     The Co-Promotion Working Group shall update annually each Co-Promotion Plan and corresponding Co-Promotion Budget in accordance with the process set forth in Section 8.4.2.

8.4.6                     Either Party can propose an amendment to a Co-Promotion Plan. Any such amendment shall be subject to the process set forth in Section 8.4.2.

8.4.7                     For clarity, while Medical Affairs Activities are separate and distinct from Commercialization Activities, for administrative reasons, Medical Affairs Activities are included in the Co-Promotion Plan and costs related thereto are included in the Co-Promotion Budget.

8.5                               Co-Promotion Costs.

8.5.1                     In the event that a Party anticipates that the actual amount of Co-Promotion Costs set forth in the relevant Co-Promotion Budget included in the current Co-Promotion Plan will increase by up to [***] over the aggregate annual set forth in the initial approved Co-Promotion Budget approved for such year, such Party shall bring such information to the JCC which will engage in a good faith discussion of the reason(s) for such anticipated increase but approval of the JCC shall not be required and the applicable Co-Promotion Budget shall be automatically updated to reflect such increase and such increased amount shall be shared by the Parties pursuant to Section 8.15.1. For clarity, if the foregoing process occurs multiple times with respect to a year, then the [***] threshold is the aggregate amount of all expected increases.

8.5.2                     In the event that a Party anticipates that the actual amount of Co-Promotion Costs set forth in the relevant Co-Promotion Budget included in the current Co-Promotion Plan will increase more than [***] over the aggregate annual set forth in the initial approved Co-Promotion Budget approved for such year, such Party shall bring such information to the JCC which will engage in a good faith discussion of the reason(s) for such anticipated increase and, following such discussion, seek approval of the JCC for such increase of

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

the budget. If approved by the JCC (including by Bayer exercising its decision-making authority) the applicable Co-Promotion Budget shall be updated to reflect such increase and such increased amount shall be shared by the Parties pursuant to Section 8.15.1. If, however, the increase is not approved by the JCC, for clarity, the provisions of Section 3.6.3 with respect to Bayer’s final decision-making authority shall apply. For clarity, if the foregoing process occurs multiple times with respect to a year, then the [***] threshold is the aggregate amount of all expected increases.

8.6                               Co-Promotion Field-Based Commercial Representatives.

8.6.1                     Each Party shall perform its promotional obligations under the Co-Promotion Plan through Co-Promotion Field-Based Commercial Representatives under the direct and exclusive authority, supervision and control of such Party on its payroll or, to the extent approved by the JCC, Co-Promotion Field-Based Commercial Representatives employed by a Third Party (e.g., a contract sales organization).

8.6.2                     A Party’s Co-Promotion Field-Based Commercial Representatives shall (i) not be Debarred by a relevant Regulatory Authority, (ii) pass all relevant background checks required by such Parties policies and procedures, (iii) possess or be capable of obtaining and maintain any required licenses, permissions or certifications required to Detail Licensed Product to members of the Target Audience he or she is expected to Detail, and (iv) have a minimum of [***] of pharmaceutical sales experience, including at least [***] of sales experience of oncology products, provided that good faith consideration will be given to other relevant experience.

8.6.3                     Each Party shall be solely responsible for any compensation that is payable to its Co-Promotion Field-Based Commercial Representatives promoting Licensed Products hereunder. Each Party represents and warrants to the other Party that its compensation programs for its Co-Promotion Field-Based Commercial Representatives do not, and will not, provide financial incentives that facilitate the Co-Promotion of Licensed Products in violation of Laws. Each Party agrees to include the Licensed Products in its bonus compensation programs for its Co-Promotion Field-Based Commercial Representatives.

8.7                               Co-Promotion Field-Based Medical Representatives.

8.7.1                     Each Party shall perform its obligations regarding Medical Affairs Activities under the Co-Promotion Plan through Co-Promotion Field-Based Medical Representatives under the direct and exclusive authority, supervision and control of such Party on its payroll or, to the extent approved by the JCC, Co-Promotion Field-Based Medical Representatives employed by a Third Party.

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

8.7.2                     A Party’s Co-Promotion Field-Based Medical Representatives shall (i) not be Debarred by a relevant Regulatory Authority, (ii) pass all relevant background checks required by such Parties policies and procedures, and (iii) possess or be capable of obtaining and maintain any required licenses, permissions or certifications required to fulfill his or her obligations under the Co-Promotion Plan.

8.7.3                     Each Party shall be solely responsible for any compensation that is payable to its Co-Promotion Field-Based Medical Representatives conducting field-based Medical Affairs Activities hereunder.

8.8                               Detailing; Detailing Reports.

8.8.1                     Each of Bayer and Loxo shall be responsible for performing Details in accordance with the Co-Promotion Plan.

8.8.2                     If for any Quarter a Party fails to meet the Detailing requirements set forth in the Co-Promotion Plan or anticipates that it will not meet its Detailing requirements set forth in the Co-Promotion Plan, the JCC (or a Working Group established by the JCC) shall meet to discuss the causes for such failure, discuss what remedial actions can be done to correct such Party’s failure or anticipated failure and oversee implementation of such remedial actions.

8.8.3                     Loxo shall adopt a customer relationship management system to be utilized in connection with the tracking of Detail activity relating to the Licensed Products in the Co-Promotion Territory which is compatible with Bayer’s customer relationship management system including with respect to the production of reporting at the account- and individual member of the Target Audience-level. At Bayer’s option, Bayer may explore the feasibility of amending or extending the license agreement for Bayer’s customer relationship management system for use by Loxo.

8.8.4                     For each Quarter in which the Parties are Co-Promoting the Licensed Products, each Party shall provide to the other Party a report of the number of aggregate Details (including the position of such Detail) carried out by its Co-Promotion Field-Based Commercial Representatives in each Quarter to the Target Audience. The reports shall be delivered no later than six (6) weeks after the end of the applicable Quarter. In furtherance thereof, each Party’s Co-Promotion Field-Based Commercial Representatives shall be responsible for providing information on an ongoing basis as requested in such Party’s customer relationship management system, including without limitation call activity and account profiling information.

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

8.9                               Co-Promotion Materials; Packaging.

8.9.1                     The Parties shall prepare the Co-Promotion Materials related to Licensed Products in accordance with the Co-Promotion Plan with oversight by the JCC. Bayer shall own all copyright and other right, title and interest in and to all Co-Promotion Materials.

8.9.2                     All Co-Promotion Materials will be subject to review and approval pursuant to Bayer’s internal policies and procedures as applicable to the review of such materials. Bayer will give Loxo an opportunity to review all Co-Promotion Materials prior to their first use and shall consider in good faith any reasonable comments provided by Loxo. Notwithstanding the above, the Parties acknowledge and agree that Bayer will be solely responsible for reviewing and approving all Co-Promotion Materials from a legal standpoint.

8.9.3                     All Co-Promotion Materials will display the names and logos of the Parties with equal prominence, as and to the extent permitted by Law.

8.9.4                     The Parties agrees that, to the extent consistent with and subject to regulatory requirements and subject to availability of sufficient space, appropriate language and the names and/or Marks of both Parties shall be included on the labeling and packaging for the Licensed Products in the Co-Promotion Territory.

8.9.5                     Each Party shall, and shall cause its employees and Co-Promotion Field-Based Commercial Representatives and Co-Promotion Field-Based Medical Representatives to (i) use and distribute only Co-Promotion Materials reviewed and approved as set forth in this Agreement; and (ii) not modify, alter, amend, adjust or mask any portion of the Co-Promotion Materials in any way. Each Party will promptly notify the other Party and take all necessary corrective action in the event such Party learns that any such modification, alteration, amendment, adjustment or masking, or any such use or distribution of unapproved marketing materials has taken place by it or its Co-Promotion Field-Based Commercial Representatives or Co-Promotion Field-Based Medical Representatives.

8.10                        Training.

8.10.1              The Parties shall, in accordance with the Co-Promotion Plan, create, develop, produce or obtain, continually update and provide materials to be used to train the Parties’ Co-Promotion Field-Based Commercial Representatives with respect to Co-Promoting the Licensed Products in the Co-Promotion Territory and the Parties’ Co-Promotion Field-Based Medical Representatives with respect to conducting Medical Affairs Activities in the Co-Promotion Territory (“Product Training Material”). The Parties shall jointly own all copyright and other right, title and interest in and to all Product Training Material.

8.10.2              Loxo agrees to make its Co-Promotion Field-Based Commercial Representatives and its Co-Promotion Field-Based Medical Representatives available for training from time to time

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

including in connection with the launch of a Licensed Product in the Co-Promotion Territory for each of the initial indication and any subsequent indications. Bayer shall train the Loxo Sales Force to Co-Promote the Licensed Products in the Co-promotion Territory and Loxo’s Co-Promotion Field-Based Medical Representatives with respect to conducting Medical Affairs Activities in the Co-Promotion Territory at a similar level and to a similar extent as it shall train the Bayer Sales Force. Such training shall also include training regarding healthcare compliance tropics. In each case, such training shall be conducted using sales training material prepared pursuant to Section 8.10.1.

8.10.3              All members of the Loxo Sales Force will be required to achieve the same certification standards as required for members of the Bayer Sales Force (related to product and clinical knowledge, selling skills and compliance) before initiating Detailing of the Licensed Product in the Co-Promotion Territory. Loxo shall be permitted to observe any certification process.

8.11                        Meetings. Bayer shall allow members of the Loxo Sales Force to attend conferences and regional meetings run or otherwise attended by the Bayer Sales Force in the Co-promotion Territory primarily related to the Licensed Products (it being understood that Bayer may exclude such members of the Loxo Sales Force from portions of any such meeting unrelated to the Licensed Products).

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

8.12                        Compliance.

8.12.1              Without limiting the generality of Section 19, in performing its duties pursuant to this Section 8, each Party shall, and shall cause its employees to: (i) promote the Licensed Products in conformity with the approved labeling for each such Licensed Product; (ii) use only Co-Promotion Materials, and not utilize any other promotional, advertising, communications or other materials relating to or referring to the Licensed Product, (iii) conduct only those marketing, promotional and other activities relating to the Licensed Products that are permitted under the Co-Promotion Plan or otherwise have been approved in advance pursuant to the policies and procedures established by the JCC (which policies and procedures shall not be inconsistent with Bayer’s internal policies and procedures with respect to such matters, to the extent generally applicable to all of Bayer’s products), (iv) make no claims, statements, representations, warranty or guarantee to any Third Party regarding the Licensed Products that is deceptive or misleading, that disparages the Licensed Products or that is not consistent with those claims, statements, representations, warranties or guaranties set forth in the Co-Promotion Materials to be communicated to Third Parties, and (v) comply with all Laws and applicable industry guidelines including the current version of the Code on Interactions with Health Care Professionals promulgated by the Pharmaceutical Research and Manufacturers of America (PhRMA) and any successor code thereto (the “PhRMA Code”), as interpreted and applied by Bayer.

8.12.2              The Parties shall apply to the promotion of the Licensed Products in the Co-Promotion Territory the standards consistently applied and determined by the JCC (which policies and procedures shall not be inconsistent with Bayer’s internal policies and procedures with respect to such matters, to the extent generally applicable to all of Bayer’s products).

8.12.3              In addition to the access and audit rights of a Party provided for in Section 12.2, upon reasonable prior notice from a Party and no more than once during any year or at such other time as prompted by any investigation (whether conducted by such Party, on behalf of such Party or otherwise), in order to monitor the other Party’s compliance with its obligations pursuant to this Section 8.12 for the purposes of determining, among other things, compliance with Laws and/or applicable industry guidelines (including the PhRMA Code), in each case to the extent the same are applicable to the Co-Promotion of the Licensed Products in the Co-Promotion Territory, the other Party shall (a) afford to such Party reasonable access during normal business hours (and at such other times as the Parties may mutually agree) to inspect and audit the relevant books, records and other information of the other Party and (b) permit such Party to monitor members of the other Party’s Sales Force (including during ride-alongs and at conventions) consistent with the policies and procedures the JCC has implemented to monitor the Sales Force (which

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

policies and procedures shall not be inconsistent with Bayer’s internal policies and procedures with respect to such matters, to the extent generally applicable to all of Bayer’s products). Any inspection conducted by a Party pursuant to this Section 8.12.3 shall be at the sole cost and expense of such Party.

8.12.4              Each Party shall cooperate with the other Party with respect to any reasonable request for information or any investigation (whether conducted by a Party, on behalf of a Party or otherwise) with respect to an alleged violation of any Law or applicable industry guidelines, in each case to the extent the same are applicable to the Co-Promotion of Licensed Products in the Co-Promotion Territory.

8.13                        Sunshine Act Reporting.

8.13.1              Bayer shall cooperate with Loxo in order for Loxo to meet its obligations to file with applicable U.S. federal, state and local government authorities pursuant to Law (including the Sunshine Act and Laws promulgated by U.S. states and local governments) information related to payments made and other transfers of value provided or activities conducted by Loxo. Reasonable Out-of-Pocket Costs incurred by Loxo to engage a Third Party to meet such reporting obligations shall be considered Co-Promotion Costs and included in the applicable Co-Promotion Budget.

8.13.2              To the extent that Bayer determines in its reasonable discretion, in consultation with Loxo, that Loxo’s activities pursuant to Section 8 with respect to the Co-Promotion of a Licensed Product in the Co-Promotion Territory and/or Development activities pursuant to Section 4 require Bayer to file with applicable U.S. federal, state or local government authorities pursuant to Law (including the Sunshine Act and Laws promulgated by U.S. states and local governments) information related to payments made and other transfers of value provided to healthcare professionals and healthcare organizations and other activities conducted by Loxo in each case solely with respect to a Licensed Product (“Reportable Data”), Loxo shall collect, maintain, prepare and provide to Bayer any Reportable Data and back-up documentation reasonably requested by Bayer in accordance with methodologies and intervals specified by Bayer, and shall advise Bayer if there is any respect in which it has been unable to do so. In providing such Reportable Data and back-up documentation to Bayer, Loxo shall certify in a written statement signed by an officer of Loxo that such Reportable Data and back-up documentation is true, complete and correct. For the avoidance of doubt, Bayer accepts no liability for the accuracy of such Reportable Data (except to the extent caused by Loxo’s adherence to methodologies provided by Bayer or to manipulation of the Reportable Data once delivered by Loxo to Bayer). By accepting such Reportable Data for reporting purposes pursuant to this

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

Section 8.13.2, no determination is made as to whether the expenses underlying such Reportable Data are Co-Promotion Costs.

8.14                        Logistical Aspects of the Co-Promotion.

8.14.1              Any requests made to a Party or such Party’s Co-Promotion Field-Based Commercial Representatives for information regarding a Licensed Product that is outside of the approved labeling for the Licensed Product shall be addressed in accordance with the policies and procedures established by the JCC (which policies and procedures shall not be inconsistent with Bayer’s internal policies and procedures with respect to such matters, to the extent generally applicable to all of Bayer’s products).

8.14.2              If, for any reason, Loxo receives orders for Licensed Products in the Co-Promotion Territory, Loxo shall forward such orders to Bayer as soon as practicable. If any quantities of the Licensed Products are returned to Loxo, Loxo shall immediately notify Bayer and ship them to the facility designated by Bayer with any reasonable or authorized shipping or other documented direct costs to be reimbursed by Bayer. Loxo, at its option, may advise the customer who made the return that the Licensed Products have been returned to Bayer but shall take no other steps with in respect to any return without the consent of Bayer.

8.14.3              For clarity, the provisions of Section 7.2 shall apply with respect to the Co-Promotion Territory.

8.15                        Financial Aspects of the Co-Promotion.

8.15.1              From and after 1 January 2018, each Party shall bear or be entitled to fifty percent (50%) of the Co-Promotion Profit or Loss. For purposes of this Agreement, “Co-Promotion Profit or Loss” shall mean:

(i)            [***]

(ii)           [***]

(iii)          [***]

(iv)          [***]

8.15.2              Bayer shall be entitled to charge the following amount in consideration for the provision of the Co-Promotion Infrastructure:

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

(i)                                    for the years 2018 through 2021, [***] such amount to be adjusted as of January 1 of each following year by the percentage increase or decrease, if any, in the applicable CPI through June 30 of the prior year; and

(ii)                                 for all years following 2022, [***] of Co-Promotion Net Proceeds.

(the “Co-Promotion Infrastructure Allowance”). For clarity, Bayer [***].

8.15.3              The mechanics for the reporting and payment between the Parties for its share of Co-Promotion Net Proceeds, Co-Promotion Cost of Goods and Co-Promotion Costs are set forth, in each case, in Section 11.4.

8.16                        Withdrawal from the Co-Promotion.

8.16.1              Loxo shall have the right, at its sole discretion, without any obligation to compensate Bayer or its Affiliate(s), to withdraw from the Co-Promotion in the Co-Promotion Territory as follows: (i) Loxo shall give to Bayer notice of Loxo’s intent to so withdraw (“Co-Promotion Termination Notice”), (ii) Loxo shall specify a date for such termination of the Co-Promotion which date shall be not less than [***] and not more than [***] after the date of the Co-Termination Notice; and (iii) in all cases the date for termination of such Co-Promotion rights shall be on the first day of the relevant Quarter.

8.16.2              Upon receipt of a Co-Promotion Termination Notice, Bayer shall promptly modify the Co-Promotion Plan to provide for an orderly wind-down and transition of Loxo’s activities, and Loxo shall withdraw its Sales Force from such Co-Promotion Program activities and Co-Promotion Field-Based Medical Representative from such Medical Affairs Activities in a professional manner.

8.16.3              For clarity, upon receipt of a Co-Promotion Termination Notice, the provisions of Section 3.6.3 with respect to Loxo’s final decision-making authority on matters related to Development in the Territory as well as Sections 4.2 (Development Plans and Budget) and 4.3 (Development Costs) shall continue to apply.

8.16.4              Upon the effective date of termination of the Co-Promotion, Section 8.15 shall be of no further force or effect and, rather, the royalty obligations for Bayer as set forth in Section 11.3.2 shall commence.

8.17                        Non-Solicitation. During such time as the Parties are Co-Promoting the Licensed Products pursuant to this Section 8, neither Party (or its Affiliates) shall, directly or indirectly, solicit for employment any employee of the other Party (or of the other Party’s Affiliates), provided that the foregoing prohibition shall not apply to or prohibit (a) general newspaper

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

advertisements and other general circulation materials not directly targeted at such persons, (b) solicitations of such persons who have first contacted the other Party on their own initiative, or (c) solicitations of any person who has been terminated by the other Party or its Affiliates prior to commencement of employment discussions between a Party and such person.

8.18                        Employment Matters. Each Party shall use Commercially Reasonable Efforts to ensure that the performance of its duties pursuant to this Section 8 will be provided in a professional, ethical and competent manner and shall have the right and discretion to take any appropriate action to correct any deficiency. Each Party shall be solely responsible for all probationary and termination actions taken by it, as well as for the formulation, content and dissemination of all employment policies and rules (including written probationary and termination policies) applicable to its employees. Nothing herein shall be construed to imply that a Party shall have any decision-making authority regarding the discipline or termination of an employee of the other Party.

8.19                        Co-Promotion Agreement. Upon request of Bayer, Bayer (or an Affiliate thereof) and Loxo shall enter into a separate agreement setting forth the terms and conditions of the co-promotion consistent with the terms set forth in this Section 8. For clarity, in no event shall such additional agreement alter the rights and obligations of the Parties under this Agreement (including the economic terms).

SECTION 9
COMMERCIALIZATION AND MEDICAL AFFAIRS ACTIVITIES
IN THE ROW TERRITORY

9.1                               Generally.

9.1.1                     Bayer shall be solely responsible for the Commercialization of the Licensed Products in the Field in the ROW Territory, at Bayer’s sole expense. As between Bayer and Loxo, Bayer shall be solely responsible for the Commercialization of Biomarker Tests and Companion Diagnostics in the Field in the ROW Territory, at Bayer’s sole expense.

9.1.2                     Bayer shall be solely responsible for undertaking Medical Affairs Activities in the ROW Territory, at Bayer’s sole expense.

9.2                               Efforts. Bayer shall use Commercially Reasonable Efforts to Commercialize the Licensed Products and undertake Medical Affairs Activities in those countries where it is commercially reasonable to do so.

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

9.3                               ROW Commercialization Plan. At least [***] in advance of the anticipated First Commercial Sale of a Licensed Product in any country in the ROW Territory, Bayer shall prepare and submit to the GSC a ROW Commercialization Plan, which shall describe in reasonable detail Bayer’s Commercialization activities for such Licensed Product in the subsequent twelve (12)-month period. The ROW Commercialization Plan shall be updated annually. The GSC shall have no decision-making authority with respect to the ROW Commercialization Plan, provided, however, that Bayer shall consider in good faith any reasonable comments provided by Loxo.

SECTION 10
MANUFACTURING AND SUPPLY

10.1                        Manufacture of Licensed Compounds and Licensed Products.

10.1.1              Until such time as responsibility for the Manufacturing of LOXO-101 and LOXO-101 Products is transferred to Bayer pursuant to Section 10.1.3 and subject to the terms and conditions of any Loxo-Bayer Supply Agreement, Loxo shall be responsible for the Manufacture, and adequate and timely supply to Bayer in the Territory, of LOXO-101 and LOXO-101 Products (in all cases, whether performed by or on behalf of Loxo or a Third Party appointed by Loxo), as set forth in the Loxo-Bayer Supply Agreement(s).

10.1.2              Within [***] following the Effective Date, the Parties shall enter into one or more supply agreements (each a “Loxo-Bayer Supply Agreement” and, collectively, the “Loxo-Bayer Supply Agreements”) pursuant to which Loxo will supply Bayer, and Bayer will purchase from Loxo, all of Bayer’s requirements of commercial quantities of Licensed Products in order for Bayer to Commercialize Licensed Products in the Territory. Such Loxo-Bayer Supply Agreements shall address the forecasting, ordering and delivery of Licensed Products and provide, inter alia, representations from Loxo that Licensed Products supplied thereunder have been Manufactured in accordance with Laws (including cGMP), the applicable specifications, the requirements set forth in the applicable IND/CTA, NDA/MAA and/or Marketing Authorization, and shall contain such other terms as are reasonably and customary for agreements of such type.

Such Loxo-Bayer Supply Agreements shall be accompanied by one or more quality agreements entered into by the Parties (or their Affiliates) setting forth the auditing responsibilities, the sharing of information resulting from audit activities and interactions and responsibilities during any inspection activities by a Regulatory Authority, in each case in connection with the manufacture and supply of Licensed Products.

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

10.1.3              [***]

10.2                        Agreements Related to the Manufacturing Licensed Compounds and Licensed Products. Until such time as responsibility for the Manufacturing of Licensed Compounds and Licensed Products is transferred to Bayer pursuant to Section 10.1.3, Loxo shall (i) ensure that Bayer or Third Parties contracted by Bayer may reasonably perform audits and/or inspections at the Manufacturing sites of Third Parties that are involved in any aspect of the Manufacture of Licensed Compounds and Licensed Products, conditioned in each case on Bayer (or the Third Party contracted by Bayer) entering into a commercially reasonable confidentiality agreement with the applicable Third Party manufacturer consistent with the terms of this Agreement,  and (ii) obtain Bayer’s prior written consent, which consent shall not be unreasonably withheld or delayed, prior to entering into any new contracts with Third Parties which may be assigned to Bayer pursuant to Sections 10.1.3. Additionally, in furtherance of Loxo’s obligations pursuant to, and without limiting the generality of, Section 2.5, Loxo shall obtain and provide to Bayer documentation related to Manufacturing activities related to Licensed Compounds and Licensed Products conducted by Third Parties in Loxo’s possession.

10.3                        Efforts. Each Party shall use Commercially Reasonable Efforts to carry out the activities related to the Manufacturing of the Licensed Compounds and Licensed Products which it is responsible for hereunder.

10.4                        Manufacturing Transition Plan. As soon as practicable after the Effective Date, but no later than [***] after the Effective Date, the Parties (or a Working Group established by the GSC) shall prepare a plan to implement the transfer of Manufacturing responsibilities from Loxo to Bayer as set forth in Section 10.1 (the “Manufacturing Transition Plan”).

10.5                        Allocation of Available Stock. In the event of insufficient stock of a Licensed Compound and/or Licensed Product, when allocating such available stock the GSC shall take into account the following preferences (in the order listed): (1) support current submission of LOXO-101, (2) support of all mandatory Required Studies, (3) support of all launch activities, (4) support CMC Activities to optimize drug substance and drug product, (5) support of Proposed New Studies and (vi) any other activities. In case there is a need to deviate from this prioritization, the GSC shall be responsible for prioritizing the use of available stock of a Licensed Compound and/or Licensed Product, as applicable.

10.6                        Additional Activities. Promptly following the Effective Date, (i) [***] (ii) [***] (a) [***] (b) [***]

10.7                        Clinical Supplies. In addition to the agreements contemplated by Sections 10.1.2 and 10.1.3, the Parties may enter into additional agreements related to clinical supplies of

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

Licensed Compounds and Licensed Products. Any such agreements shall be accompanied by a quality agreement entered into by the Parties (or their Affiliates) setting forth the auditing responsibilities, the sharing of information resulting from audit activities and interactions and responsibilities during any inspection activities by a Regulatory Authority, in each case in connection with the manufacture and supply of such Licensed Compound and/or Licensed Product.

SECTION 11
FINANCIAL PROVISIONS

11.1                        Upfront Payment. In consideration of the rights granted by Loxo to Bayer under this Agreement, Bayer agrees to make to Loxo the following non-refundable, non-creditable upfront payments, without set-off, counterclaim, or deduction of any kind, totaling four hundred million U.S. dollars (US$400,000,000.00) payable as follows:

(i)                                    Two hundred fifty million U.S. dollars (US$250,000,000.00) within ten (10) days of the Effective Date (provided Loxo has submitted an invoice to the address set forth in Section 11.7.2); and

(ii)                                 One hundred fifty million U.S. dollars (US$150,000,000.00) on that date that is one hundred twenty (120) days after the Effective Date (provided Loxo has submitted an invoice to the address set forth in Section 11.7.2).

11.2                        Milestones.

11.2.1              Upon the first (1st) occurrence of each of the milestones listed below, Bayer agrees to make to Loxo the following one-time non-refundable, non-creditable payments, without set-off, counterclaim, or deduction of any kind:

Milestone Event	Milestone Payment
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

11.2.2              Upon the first (1st) occurrence of aggregate cumulative Net Proceeds of Licensed Products in the Field in the Co-Promotion Territory  equal or exceeding [***], Bayer shall pay to Loxo [***]

For clarity, as used in this Section 11.2.2, the term “aggregate” refers to Co-Promotion Net Proceeds of all Licensed Products (that is, LOXO-101 Products and LOXO-195 Products) and, accordingly, Co-Promotion Net Proceeds of all Licensed Products (that is, LOXO-101 Products and LOXO-195 Products) shall be aggregated to determine the achievement of this particular milestone.

11.2.3              Upon the first (1st) occurrence of aggregate annual Net Proceeds set out below with respect to the Licensed Products in the Field in the ROW Territory in any year, Bayer shall make the following payments to Loxo:

Milestone Event	Milestone Payment
Annual Aggregate Net Proceeds of Licensed Products in the ROW Territory equal or exceed [***]	[***]
Annual Aggregate Net Proceeds of Licensed Products in the ROW Territory equal or exceed [***]	[***]
Annual Aggregate Net Proceeds of Licensed Products in the ROW Territory equal or exceed [***]	[***]

For clarity, as used in this Section 11.2.3, the term “aggregate” refers to ROW Net Proceeds of all Licensed Products (that is, LOXO-101 Products and LOXO-195 Products) and, accordingly, ROW Net Proceeds of all Licensed Products (that is, LOXO-101 Products and LOXO-195 Products) shall be aggregated to determine the achievement of

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

a particular milestone and the term “annual” refers to Net Proceeds during a particular year.

11.2.4              Bayer shall provide written notice to Loxo of the occurrence of any of the milestones set forth above in Sections 11.2.1, 11.2.2 and 11.2.3 no later than ten (10) Business Days following the occurrence of the relevant milestone (except that in the case of the milestones set forth above in Section 11.2.2 such notification shall be no later than ten (10) Business Days following the close of the month in which such aggregate Net Sales have been achieved). Bayer shall remit payment for the applicable milestone due pursuant to Section 11.7 (provided Loxo has submitted an invoice to the address set forth in Section 11.7.2).

11.2.5              For clarity:

(i)                                    No milestone payment shall be due more than once and no amounts shall be due for subsequent or repeated achievements of any milestone(s) irrespective of the number of Licensed Products that have achieved the milestone, or the number of countries in which such milestone has been achieved;

(ii)                                 Once a milestone payment has been made for a milestone event, no additional milestone payments shall be due for the same event in respect of any indications, formulations, dosage amount, dosage form, any Combination Product or otherwise; and

(iii)                              The number of milestones under this Agreement shall be limited to the fourteen (14) milestones set forth in Section 11.2.1, the single milestone set forth in Section 11.2.2 and the three (3) milestones set forth in Section 11.2.3 and the maximum total milestone payments payable by Bayer to Loxo under this Agreement if all milestones are achieved would be one billion one hundred fifty million U.S. dollars (US$1,150,000,000.00).

11.3                        Royalties.

11.3.1              Subject to the terms and conditions set forth in this Section 11.3.1, Bayer shall pay to Loxo royalties on ROW Net Proceeds of each Licensed Product sold during the Royalty Term in the following amount:

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

Portion of Annual Aggregate ROW Net Proceeds During Year	Royalty Rate (% of ROW Net Proceeds)
Portion of annual aggregate ROW Net Proceeds up to [***]	[***]
Portion of annual aggregate ROW Net Proceeds from [***] to [***]	[***]
Portion of annual aggregate ROW Net Proceeds from [***] to [***]	[***]
Portion of annual aggregate ROW Net Proceeds above [***]	[***]

For clarity, as used in this Section 11.3.1, the term “annual” refers to ROW Net Proceeds during a particular year and the term “aggregate” means that ROW Net Proceeds of all Licensed Products (that is, LOXO-101 Products and LOXO-195 Products) shall be aggregated to determine the applicable royalty rate, but the amount of royalties due shall be calculated separately on a Licensed Product-by-Licensed Product and country-by-country basis (in order to apply any reductions set forth in Section 11.3.3).

For clarity, the cumulative ROW Net Proceeds value shall be reset on an annual basis.

For clarity, no royalties shall be due or payable under this Section 11.3.1 on supplies of Licensed Product as samples, to patients for compassionate use or named patient use, for Clinical Trials or pursuant to IIR Agreements, for charitable, promotional, pre-clinical, clinical, manufacturing, testing or qualification, regulatory or governmental purposes, or for other similar purposes, in each case that are provided or sold at or below the fully burdened cost of manufacture.

11.3.2              If Loxo has opted-out of the Co-Promotion by providing written notice under Section 8.16, then commencing with the first calendar quarter after the effective date of the termination, and subject to the terms and conditions set forth in this Section 11.3.2, Bayer shall pay to Loxo royalties equal to [***] of the Co-Promotion Net Proceeds of each Licensed Product sold during the Royalty Term.

For clarity, no royalties shall be due or payable under this Section 11.3.2 on supplies of Licensed Product as samples, to patients for compassionate use or named patient use, for Clinical Trials or pursuant to IIR Agreements, for charitable, promotional, pre-clinical, clinical, manufacturing, testing or qualification, regulatory or governmental purposes, or

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

for other similar purposes, in each case that are provided or sold at or below the fully burdened cost of manufacture.

11.3.3              Reduction in Royalties.

(i)                                     If during the Royalty Term a court or a governmental agency of competent jurisdiction in the ROW Territory requires Loxo or a Bayer Party to grant a compulsory license to a Third Party permitting such Third Party to make and/or sell a Licensed Product in a particular country in the ROW Territory, then the royalties to be paid by Bayer on the Net Proceeds of such Licensed Product sold by such Third Party in such country shall automatically be reduced to the lesser of (a) the amount calculated applying the royalty rate set out in Section 11.3.1 or (b) [***] of Net Compulsory License Receipts from the compulsory licensee, during the period for which such compulsory license is in effect and being exercised.

(ii)                                  If during the Royalty Term, a Third Party that is not a Bayer Party receives marketing authorization for and commences commercial sale of a Generic Product in a country in the Territory, and such Generic Product represents [***] or more of the units as measured by SKUs sold during a Quarter for the corresponding Licensed Product in that country for such Quarter (as evidenced by data from IMS Health or other data service reasonably acceptable to both Parties), then Bayer shall have the right to reduce any royalties payable in such country for such Quarter pursuant to Section 11.3.1 or 11.3.2 by [***]  Bayer shall give Loxo written notice of any generic competition meeting the requirements set forth in this Section 11.3.3(ii) with suitable and reasonable supporting documentation.

(iii)                               Bayer shall have the right to reduce in accordance with Section 13.6 any royalties payable in a country of the Territory pursuant to Section 11.3.1 or 11.3.2. Notwithstanding the foregoing, the Parties acknowledge and agree that, as between the Parties, Loxo shall be solely responsible for the payment of royalties and milestones due to Array BioPharma Inc. under the Array Agreement.

11.3.4              Notwithstanding anything to the contrary in this Agreement in no event shall the royalties payable to Loxo under Section 11.3.1 or 11.3.2 be reduced to less than [***] of the rates set forth therein.

11.4                        Reporting.

11.4.1              Within twenty (20) days after the end of each Quarter, each Party shall prepare and deliver good faith, non-binding, preliminary versions of the statements described in Sections 11.4.2 and 11.4.3.

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

11.4.2              Within forty-five (45) days of the end of each Quarter, Bayer shall prepare and deliver to Loxo a written statement setting forth:

(i)            the Development Costs incurred by Bayer in such Quarter;

(ii)           after the First Commercial Sale of a Licensed Product in the Co-Promotion Territory, the Co-Promotion Net Proceeds generated in such Quarter;

(iii)          the Co-Promotion Cost of Goods Sold incurred by Bayer in such Quarter;

(iv)          the Co-Promotion Costs incurred by Bayer in such Quarter;

(v)           after the First Commercial Sale of a Licensed Product in any country in the ROW Territory, on a country-by-country basis, ROW Net Proceeds and royalties due to Loxo based on such ROW Net Proceeds calculated pursuant to Section 11.3.1 (and as may be reduced pursuant to Section 11.3.3); and

(vi)          if Loxo has opted-out of the Co-Promotion pursuant to Section 8.16, Co-Promotion Net Proceeds and royalties due to Loxo based on such Co-Promotion Net Proceeds calculated pursuant to Section 11.3.2 (and as may be reduced pursuant to Section 11.3.3).

11.4.3              Within forty-five (45) days of the end of each Quarter, Loxo shall prepare and deliver to Bayer a written statement setting forth:

(i)                                     the Development Costs incurred by Loxo in such Quarter; and

(ii)                                  the Co-Promotion Costs incurred by Loxo in such Quarter.

11.4.4              All reports referred to in this Section 11.4 shall be in such form, format and level of detail as may be approved by the GSC or JCC, as applicable. The financial amounts in each report shall be in U.S. dollars.

11.5                        Reconciliation.

11.5.1              Within forty-five (45) days of the end of each Quarter, Bayer shall calculate and deliver to Loxo a written statement setting forth a reconciliation of the amounts owing between them after taking into account the sharing of costs set forth in this Agreement and other payments to be made by one Party to the other Party including:

(i)                                     the sharing of Development Costs pursuant to Section 4.3.1;

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

(ii)                                  the Co-Promotion Profit or Loss pursuant to Section 8.15.1 (taking into account the actual Co-Promotion Costs expended by each Party);

(iii)                               the Co-Promotion Infrastructure Allowance pursuant to Section 8.15.2 (limited to the portion allocable to the applicable Quarter);

(iv)                              any amount due to Loxo pursuant to a Loxo-Bayer Supply Agreement entered into pursuant to Section 10.1.2;

(v)                                 the royalties due to Loxo pursuant to Section 11.3; and

(vi)                              any other amounts which may be due a Party from the other Party pursuant to this Agreement.

A Party who is owed monies from the other Party as a result of such reconciliation shall provide the other Party with an invoice pursuant to Section 11.7.

11.6                        Currency Conversion. Where amounts reported or amounts payable are being converted from a currency other than U.S. Dollars, the reporting Party shall use the average exchange rate for the applicable Quarter as calculated pursuant to its internal accounting and reporting process. Upon request by a Party, the reporting Party shall provide the exchange rates and accounting processes used for such calculation.

11.7                        Payments.

11.7.1              All payments owing from one Party to the other Party under this Agreement shall be made in U.S. Dollars.

11.7.2              All invoices shall be sent to the following address:

In the case of an invoice to Bayer:

[***]

mentioning [***] as Bayer contact in the reference line.

In the case of an invoice to Loxo:

[***]

Loxo Oncology

281 Tresser Boulevard

Stamford, CT 06901

[***]

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

Alternatively, the Parties may agree that invoices may be sent in Adobe™ Portable Document Format (PDF) sent by electronic mail.

A Party may change the address or the contact to which invoices are to be sent at any time by providing written notice to the other Party.

11.7.3              All payments owing from one Party to the other Party under this Agreement shall be made by wire transfer to the bank account as notified by one Party to the other Party at least fifteen (15) Business Days prior to the due date of the next payment.

11.7.4              Any payments due under this Agreement (other than payments due pursuant to Section 11.1) shall be due within ten (10) days of the day on which the invoice was received, (unless the amount of, or the obligation to make, any such payment is the subject of a good faith dispute between the Parties and, in such event, such amount shall not be deemed to be due until such dispute has been resolved). The Parties will discuss and attempt to resolve in good faith any and all disputed amounts within a reasonable period of time.

11.7.5              All payments not made within ten (10) Business Days after the applicable due dates set out in this Agreement, unless, for clarity, the amount of, or the obligation to make, any such payment is the subject of a good faith dispute between the Parties, shall be subject to late payment interest at the one (1) month U.S. Dollar LIBOR rate, currently published on Bloomberg screen <US0001M Index, fixed two (2) Business Days prior to the due date and reset to the prevailing one (1) month LIBOR rate at monthly intervals thereafter, plus a premium of one (1) percentage point (or the maximum applicable legal rate of interest if lower). Interest shall be calculated based on the actual number of days in the interest period divided by 360 and shall be calculated from the due date (inclusive) until the date of payment (exclusive), or, in the absence of the LIBOR rate, such other rate as may be agreed by the Parties.

11.8                        Taxes.

11.8.1              All agreed consideration is exclusive of Value Added TAX (“VAT”). If VAT is legally owed by the respective Party, VAT applies and will be invoiced additionally by the respective Party according to Law and has to be paid by the other Party after receipt of a correct invoice, which meets all legal requirements according to the Law

11.8.2              Any Party required to make a payment under this Agreement (“Paying Party”, the other Party is referred to “Payee”) shall be entitled to deduct and withhold from the amount payable the tax which the Paying Party is required to deduct or withhold under any applicable provisions of tax law. If the withholding tax rate is reduced according to the

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

regulations of an applicable Double Tax Treaty, no deduction shall be made or a reduced amount shall be deducted only if Paying Party is timely furnished with the necessary documents by Payee issued by the respective competent Tax Authorities or otherwise sufficient to establish an exemption or tax reduction, certifying that the payment is exempt from tax or subject to a reduced tax rate. In the event that the Paying Party determines that it is required to deduct or withhold any taxes from a payment under this Agreement, the Payee shall be given reasonable notice and a reasonable opportunity to supply the Paying Party with any documents necessary to establish an exemption from or reduction in tax withholding.

11.8.3              Except for any Excluded Taxes described in Section 11.8.4 below, any withheld tax that is timely remitted by the Paying Party to the applicable governmental authority shall be treated as having been paid by Paying Party to Payee for all purposes of this Agreement. Paying Party shall timely forward the tax receipts certifying the payments of withholding tax on behalf of Payee. In case Paying Party cannot deduct the withholding tax due to completion of payment obligation by settlement or set-off, Payee will either (i) pay the withholding tax to Paying Party separately for payment over to the applicable governmental authority or (ii) directly to the applicable governmental authority in its reasonable discretion provided that such payment to the respective governmental authority discharges the Paying Party from its obligation towards the respective governmental authority.

11.8.4              Notwithstanding anything in Section 11.8.3 to the contrary, all amounts payable to Payee shall be made free and clear of any Excluded Taxes. In the event that the Paying Party is required by applicable tax law to deduct or withhold any Excluded Taxes from an amount payable to Payee, the Paying Party shall increase the amounts payable to the Payee so that after deduction or withholding for Excluded Taxes (including with respect to any additional amounts payable in respect of Excluded Taxes under this Section 11.8.4), the Payee receives the same amount as it would have received had no deduction or withholding of Excluded Taxes been made. “Excluded Taxes” means any increase in income, withholding or other similar taxes imposed on an amount payable under this Agreement by reason of Bayer’s assignment or sublicense of its rights and/or payment obligations under this Agreement to an Affiliate resident for tax purposes outside of country where the Bayer contracting entity is located provided (i) that Payee is neither able to recover this excluded Tax under a double tax treaty nor by a foreign tax credit against Payee’s corporate income tax liability in the United States (taking into any applicable foreign tax credit limitations) and (ii) such increase in income, withholding or other similar taxes is not attributable to Loxo’s assignment of the Agreement to a party resident outside the United States.

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

11.8.5              With respect to this Agreement and the activities contemplated by it, the Parties shall and shall cause their Affiliates to cooperate fully, as and to the extent reasonably requested by any Party, in connection with the filing of any tax returns and with any claim or investigation of any tax authority (a “Tax Claim”). Such cooperation shall include the retention and (upon the other Party’s request) the provision of records and information which are reasonably relevant to any Tax Claim and making employees available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder.

SECTION 12
BOOKS, RECORDS, AUDIT

12.1                        Records. Each Party shall keep, and shall procure that all its Affiliates keep, true and accurate records and books containing all data necessary in order to be able to validate its compliance with its obligations pursuant to this Agreement, any report provided by it to the other Party pursuant to this Agreement and/or the calculation of any payments made pursuant to this Agreement. Those records and books of account shall be kept for three (3) years following the end of the period to which they relate or three (3) years following the expiration or termination of this Agreement, as the case may be (or such longer period as may be required by Law).

12.2                        Audits. To validate a Party’s compliance with its obligations pursuant to this Agreement, a Party (the “Auditing Party”) may, during the course of this Agreement and for one (1) year after the expiration or termination of this Agreement, appoint an independent certified public accountant at such Party’s expense (except as otherwise contemplated below), to carry out an audit of the records maintained by the other Party (the “Audited Party”) from time to time on behalf of the Auditing Party. The auditors selected by Auditing Party shall be subject to acceptance by the Audited Party, such acceptance not to be unreasonably withheld or delayed (it being understood that it shall not be unreasonable for a Party to reject an auditor which serves as the auditor of such Party’s financial statements). Any such audit shall be conducted pursuant to the following terms and conditions:

(i)                                    the Auditing Party shall provide notice to the Audited Party specifying the period to be audited, the type of amounts to be audited and the identity of the independent certified public accountant to be appointed to perform such audit;

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

(ii)                                 any such audits shall be conducted during regular business hours at the Audited Party’s premises upon thirty (30) days’ prior written notice by the Auditing Party and shall not interfere unreasonably with the Audited Party’s business activities;

(iii)                              the auditor may inspect records for up to three (3) years after the end of the period to which they pertain;

(iv)                             audits may not take place more than once per year or at such other time as prompted by any investigation and no period may be audited more than once;

(v)                                prior to the audit taking place, the auditor shall undertake to the Audited Party that they shall keep all information confidential and shall not disclose any information to the Auditing Party (except as set forth in clause (vi) below) or any Third Party, and shall only use the same for the purpose of calculations which they need to perform hereunder;

(vi)                             details of the auditor’s findings (including, for clarity, monetary values and supporting calculations) shall not be shared with the Auditing Party except in the form of a summary report and, in any event, the summary report shall be communicated to the Audited Party before it being shared with the Auditing Party and the Audited Party shall be given a period of thirty (30) Business Days to review and respond to the auditor’s findings before the summary report may be provided to the Auditing Party (such reports to include the Audited Party’s response to the findings);

(vii)                          the auditor shall not be permitted to include any extrapolation calculations in their calculation of amounts allegedly underpaid to a Party;

(viii)                       If an audit reveals a payment is due to the Auditing Party in excess of [***] of the amounts for the period subject to review by the Auditing Party, then the Audited Party shall pay the reasonable costs of the auditors within sixty (60) days of the Auditing Party’s receipt of the summary report in Section 12.2(vi) notifying the Audited Party that the audit has been completed;

(ix)                             If an audit reveals that a Party has underpaid any amount owing by it, the other Party may invoice the underpaid Party in accordance with Section 11.7 for the underpaid amount and the invoiced Party shall Pay such amount pursuant to Section 11.7 (unless the invoiced Party notifies the other Party of any dispute regarding the audit and commenced proceedings under Section 22 in which case the payment shall be delayed until conclusion of the proceeding); and

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

(x)                                If an auditor reveals that a Party has overpaid any amount, the overpaid amount will be credited against any future amounts payable to the Party receiving such overpaid amount (unless the Party receiving such overpaid amount notifies the other Party of any dispute regarding the audit and commenced proceedings under Section 22 in which case the payment shall be delayed until conclusion of the proceeding).

SECTION 13
INTELLECTUAL PROPERTY

13.1                        Ownership. The ownership of Inventions and/or Know How conceived, reduced to practice, developed, authored or otherwise created in the course of and as a result of the conduct of the activities contemplated by this Agreement, other than Improvements, shall be determined in accordance with applicable Laws, including, as applicable, Laws pertaining to inventorship and authorship. Loxo shall solely own all such Inventions (and any resulting Patent Right thereof) and/or Know How reduced to practice, developed, authored or otherwise created solely by one or more employees, officers, directors, consultants or contractors of Loxo. Bayer (or another Bayer Party) shall solely own all such Inventions (and any resulting Patent Right thereof) and/or Know How reduced to practice, developed, authored or otherwise created solely by one or more employees, officers, directors, consultants or contractors of any Bayer Party. The Parties shall jointly own any Joint Patent Rights, Joint Inventions and Joint Know How. Loxo shall solely own all Improvements (and any resulting Patent Right thereof) regardless of inventorship, and Bayer hereby assigns to Loxo any intellectual property rights in and to such Improvements acquired by Bayer and/or its Affiliates. If and as may be reasonably requested by the other Party, each Party shall (and shall, as applicable, cause its Affiliates and each of its and its Affiliates employees, officers, directors, consultants or contractors to) duly execute and deliver (or cause to be duly executed and delivered) such agreements and other documents, including assignment agreements, and take such further actions (or cause such further actions to be taken), to make such assignment(s) as may be reasonably necessary or desirable to effect the ownership rights set out in this Section 13.1 and to evidence, confirm, record and perfect any such assignment(s).

13.2                        Information. Each Party shall notify the other promptly of any Invention or potential Invention or Improvement in writing and shall provide a Complete Invention Disclosure.

13.3                        Improvements The ownership, prosecution and maintenance with respect to any patent application or technology in respect of an Improvement and any patent issued therefrom

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

shall be handled in accordance with this Section 13. For clarity, all intellectual property rights in Improvements, including under such Patent Rights, shall become part of the Licensed Technology licensed hereunder, and Schedule 1.97 shall be modified to reflect the addition of such patents.

13.4                        Filing, Prosecution and Maintenance of Licensed Patents.

13.4.1              Loxo shall be responsible for the filing, prosecution and maintenance of the Licensed Patent Rights, either by itself or through an outside patent counsel of its choice. For Licensed Patent Rights existing as of the Effective Date, such Licensed Patent Rights shall be filed, prosecuted and maintained in the countries listed in Schedule 1.97; for new Licensed Patent Rights (that is, Licensed Patent Rights not existing as of the Effective Date), such Licensed Patent Rights shall be filed, prosecuted and maintained in the countries listed in Schedule 13.4.1. Any deviation with respect to the scope of countries in which a Licensed Patent Right will be filed, prosecuted and maintained shall require Bayer’s prior written consent. Loxo shall inform Bayer of any materially relevant communication with patent offices relating to the filing, prosecution or maintenance of the Licensed Patent Rights. Furthermore, Loxo shall provide Bayer with copies of any materially relevant documents or correspondence with patent offices or any other documents which may be important for any action to be taken in a timely manner and no less than thirty (30) days prior to any relevant deadline, provided such time is available. Bayer shall communicate its comments on the same to Loxo on the earlier of: twenty (20) days from the date the information was received by Bayer; and no less than ten (10) days before the deadline, or intended deadline, for the action to be taken, provided that such period is available, and Loxo shall consider in good faith the comments provided by Bayer.

13.4.2              Loxo shall not give up substantial scope of the claims or abandon any Licensed Patent Rights without Bayer’s prior written consent. If applicable, with regard to the filing of Licensed Patent Rights in foreign countries after the twelve (12) months priority period Loxo will file foreign patent applications at least in the countries listed in Schedule 13.4.1. Also if applicable, Loxo shall nationalize a pending PCT application in the countries listed in Schedule 13.4.1. If Loxo decides to abandon or not to apply for or maintain any Licensed Patent Right in a particular country, it will in sufficient time before the annual fee(s), or such other act required to apply for or maintain the Licensed Patent Right will become due, inform Bayer hereof by written notice and shall offer to Bayer to assume, at Bayer’s sole discretion and sole cost and expense, the further prosecution and maintenance of the respective Patent Right. Unless otherwise agreed upon by the Parties, Bayer may accept such offer in writing on the earlier of (i) within thirty (30) days after having received the offer and (ii) the last day before which the applicable Licensed Patent Right becomes irretrievably abandoned in that particular country. Upon receipt of Bayer’s notice of

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

acceptance, Bayer shall forthwith be responsible for prosecuting such Licensed Patent Right. Such Patent Right will cease to be a Licensed Patent Right under this Agreement. The Parties shall take all measures necessary for the transfer of ownership in such Patent Right to Bayer, and for the transfer of patent prosecution responsibility from Loxo to Bayer; transfer costs imposed by respective patent attorneys and registration costs imposed by the respective public registers shall be borne by Bayer. In case Bayer refuses the offer or does not provide its acceptance in writing within the thirty (30) day period, Loxo has the right to abandon or to not apply for the offered Patent Right.

13.4.3              Costs and expenses incurred by either Party associated with filing, prosecuting and maintaining the Licensed Patent Rights shall be borne equally by the Parties.

13.5                        Patent Enforcement.

13.5.1              If any Licensed Patent Right is or might be infringed by a Third Party, the Party first having knowledge thereof shall promptly notify the other Party.

13.5.2              Enforcement.

(i)                                     Bayer shall have the first right (but not the obligation), by counsel of its own choice and at its sole expense (provided that for actions related to the enforcement or defense of Licensed Patent Rights in the Co-Promotion Territory, for so long as Loxo has not opted-out of the Co-Promotion pursuant to Section 8.16, Out-of-Pocket costs related to such actions shall be shared by the Parties equally), to institute, prosecute and control the enforcement or defense of Licensed Patent Rights. Prior to undertaking any such action to enforce or defend such Licensed Patents Rights, Bayer shall notify Loxo in writing. If Bayer requests that Loxo and/or any of its Affiliates join any such action, Loxo shall, and shall cause its Affiliates to, do so and Loxo, on behalf of itself and its Affiliates, hereby agrees that counsel for Bayer shall also represent Loxo in such action. Loxo shall have the right, at its own expense, to also be represented in any action by counsel of its own choice. For clarity, should Loxo partake in any such action brought by Bayer, either at Bayer’s request or otherwise, Bayer shall retain control of the proceeding and shall have final say on all decisions related thereto. The Parties shall reasonably cooperate with each other in the planning and execution of any such action to enforce or defend such Licensed Patent Rights and shall each bear all of its own related costs and expenses. Furthermore, with respect to Licensed Patent Rights in-licensed under Existing Agreements, to the extent required under such Existing Agreements, Loxo agrees to enforce or defend such Licensed Patent Rights on behalf of Bayer, as reasonably directed by Bayer, at Bayer’s cost.

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

(ii)                                  In the event that Bayer fails to institute an action or proceeding or otherwise take appropriate action to enforce or defend the Licensed Patent Rights within a period of one-hundred-eighty (180) days after notice by Loxo to Bayer requesting action, or within ten (10) days prior to any deadline associated with the defense of the Licensed Patent Rights, Loxo shall have the right (but not the obligation) to institute and/or prosecute and control such an action or proceeding in its name with respect to such enforcement or defense at its sole expense and by counsel of Loxo’s choice, and Bayer shall have the right to be represented in any such action by counsel of its own choice and at its own expense. The Parties shall reasonably cooperate with each other in the planning and execution of any such action to enforce or defend such Licensed Patent Rights and shall each bear all of its own related costs and expenses.

(iii)                               All monies recovered upon the final judgment or settlement of any such suit or action to enforce the Licensed Patent Rights in the Field in the Territory shall be applied in the following order of priority: (a) first, the Party bringing suit or action shall be reimbursed for all costs and expenses (including reasonable attorney’s fees and costs) incurred in connection with such suit or action, then to the costs and expenses (if any) of the other Party; and (b) thereafter, any remainder shall be shared as follows: (1) with respect to monies recovered in respect of the Co-Promotion Territory (if Loxo has not opted-out of the Co-Promotion pursuant to Section 8.16), [***] to Bayer and [***] to Loxo; and (2) with respect to monies recovered in respect of the Co-Promotion Territory (if Loxo has opted-out of the Co-Promotion pursuant to Section 8.16) and with respect to monies recovered in respect to the ROW Territory, (A) if Loxo was the Party bringing the suit or action, [***] to Loxo and [***] to Bayer, and (B) if Bayer was the Party bringing the suit or action, then [***] to Bayer and shall be treated as Net Proceeds and subject to the royalties due under Section 11.3.1 or 11.3.2, as applicable, and the milestones due under Section 11.2.3.

13.6                        Third Party Licenses.

13.6.1              If during the term of this Agreement Loxo or Bayer becomes aware of a valid, issued Third Party Patent Right and where the Parties have reasonably determined, in the absence of a license to such Third Party Patent Right, such Third Party Patent Right would necessarily be infringed by the Exploitation of a Licensed Compound and/or Licensed Product, Bayer (itself or through any other Bayer Party) may obtain a license to such Third Party Patent Right in any country in the Territory. Loxo agrees to fully co-operate with Bayer in any licensing of such rights by Bayer, as Bayer may request.

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

13.6.2              In the event that Bayer pays a royalty to the Third Party in order to obtain a license under such Third Party Patent rights for the acquisition of, or performance under, or otherwise during the term of any such license, to the extent such Patent rights cover the composition, use or all practical methods of synthesis of a License Compound, and such Patent rights would necessarily be infringed by the development or sale of such Licensed Compound or corresponding Licensed Product (but not by reason of a solid formulation and its method of manufacture) in the applicable country, then (i) for royalties paid to the Third Party in respect of the applicable country of the ROW Territory, the royalties payable by Bayer to Loxo pursuant to Section 11.3.1 or 11.3.2 shall be reduced by [***] of the amounts paid to the Third Party in such country, provided, however, that Bayer shall not reduce the amount of the royalties paid to Loxo under Section 11.3.1 by reason of this Section 13.6.2, with respect to sales of the Licensed Product in such country, after giving effect to any other adjustment or credit under this Agreement, to less than [***] of the royalties that would otherwise be due under Section 11.3.1, and (ii) for royalties paid to the Third Party in respect of the Co-Promotion Territory during the period of the Co-Promotion, such amounts shall be considered Co-Promotion Costs, and (iii) if Loxo has opted-out of the Co-Promotion pursuant to Section 8.16, for amounts paid to the Third Party in respect of any country of the Co-Promotion Territory, the royalties payable by Bayer to Loxo pursuant to Section 11.3.2 shall be reduced by [***] of the amounts paid to the Third Party in such country, provided, however, that Bayer shall not reduce the amount of the royalties paid to Loxo under Section 11.3.2 by reason of this Section 13.6.2, with respect to sales of the Licensed Product in such country, after giving effect to any other adjustment or credit under this Agreement, to less than [***] of the royalties that would otherwise be due under Section 11.3.3.

13.7                        Product Marks; Domain Names.

13.7.1              Following consultation with Loxo at the GSC, Bayer shall be responsible for the selection, registration and maintenance of all Product Marks including the trade name and logo to be used to Commercialize a Licensed Product in the Field in the Territory. Bayer shall own and control such Product Marks and pay all relevant costs with respect thereto. To the extent the Parties elect to use a Loxo Mark as a Product Mark, at Bayer’s request, Loxo shall assign any of such Loxo Marks to Bayer at Bayer’s cost. Bayer shall have the right to register any of such Loxo Marks in its own name in the rest of the world.

13.7.2              Only Bayer (including through any other Bayer Party) shall be authorized to initiate at its own discretion legal proceedings against any infringement or other violation or threatened infringement or other violation of a Product Mark.

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

13.7.3              Without prejudice to the generality of Section 13.7, Bayer shall be responsible for the registration, hosting, maintenance and defense of the Domain Names used in connection with the Development or Commercialization of a Licensed Product. Bayer may at its sole discretion register in its own name or in name of others, host on its or any other Bayer Party’s own servers or on any Third Party servers, maintain and defend such Domain Names and use them for websites used in connection with the Development, Commercialization or Manufacturing of a Licensed Compound or Licensed Product. To the extent the Parties elect to use a Domain Name previously registered by Loxo, at Bayer’s request, Loxo shall assign any of such Domain Names to Bayer at Bayer’s cost.

13.7.4              Loxo shall not, and shall cause its Affiliates to not, during the term of this Agreement, directly or indirectly, register, use or challenge or assist others to register, use or challenge any of the Product Marks or Bayer Marks nor shall Loxo attempt to obtain any right in or to any name, logotype or trademark or other Mark confusingly similar thereto for the marketing, sale or distribution or other Commercialization of any goods or products, notwithstanding whether such goods or products have a different use or are dissimilar to a Licensed Product.

13.7.5              Each Party shall have a co-exclusive, royalty-free right under all copyrights in Co-Promotion Materials and Product Training Materials solely for the purpose of copying, displaying, using and distributing such materials to the extent permitted under this Agreement for Co-Promotion Activities in the Co-Promotion Territory.

13.8                        Listings with Regulatory Authorities. Loxo shall provide to Bayer all information, including a correct and complete list of Licensed Patent Rights covering a Licensed Product or otherwise necessary or reasonably useful to enable Bayer make filings with Regulatory Authorities with respect to the Licensed Patent Rights, including as required or allowed in connection with the Orange Book (US) or similar listings with Regulatory Authorities in any country of the world. Loxo shall cooperate with Bayer’s reasonable requests, including meeting any submission deadlines, in each case, to extent required or permitted by Law.

13.9                        Bayer Marks. Loxo hereby recognizes and acknowledges the exclusive ownership by Bayer of the Bayer Marks.

13.10                 Cooperation. The Parties shall reasonably cooperate with each other in connection with the matters covered by this Section 13, if and as may be reasonably requested by the other Party from time to time, and each Party shall bear all of its own related costs and expenses incurred in connection therewith.

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

SECTION 14
CONFIDENTIALITY

14.1                        Definition.

14.1.1              As used herein, “Confidential Information” means all confidential or proprietary information disclosed by one Party or its Affiliates (the “Disclosing Party”) to the other Party or its Affiliates (the “Receiving Party”) pursuant to this Agreement. Confidential Information may be conveyed in written, graphical, physical, electronic or oral form. For clarity, a Party’s Confidential Information includes the royalty reports provided pursuant to Section 11.4 and non-public results of any Clinical Trial sponsored by it with respect to a Licensed Compound or Licensed Product.

14.1.2              Confidential Information shall not be deemed to be in, or have come into, the public domain merely because any part of such Confidential Information is embodied in general disclosures or because individual features, components or combinations thereof are or become publicly known.

14.1.3              Confidential Information does not include information which:

(i)                                     is at the time of disclosure in the public domain;

(ii)                                  becomes after disclosure part of the public domain other than by an act or omission on the part of the Receiving Party;

(iii)                               the Receiving Party can prove was known to it before the date of its disclosure by the Disclosing Party;

(iv)                              the Receiving Party obtains from a Third Party; provided that such information was not obtained by such Third Party, directly or indirectly, from the Disclosing Party under an obligation of confidentiality; and/or

(v)                                 the Receiving Party can prove was developed by or on behalf of it independently of the Confidential Information provided by the Disclosing Party.

14.2                        Obligation of Confidentiality and Non-Use. Each Party agrees that:

(i)                                     it shall hold in confidence and take such steps as it normally takes to protect its own confidential and proprietary information, but in any event no less than reasonable steps, to preserve the confidentiality of the Confidential Information disclosed to it by the Disclosing Party under this Agreement;

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

(ii)                                  it shall not use the Confidential Information of the Disclosing Party, for any purposes other than to perform the Receiving Party’s obligations or exercise the Receiving Party’s rights under this Agreement; and

(iii)                               it shall not disclose Confidential Information to any Third Party other than as permitted by Sections 14.3 or 14.4.

14.3                        Permitted Disclosures.

14.3.1              Notwithstanding the obligations of confidentiality, non-use and non-disclosure set forth in Section 14.2, a Receiving Party may provide Confidential Information disclosed to it:

(i)                                     to its officers, directors and employees who have a need to know such information and are bound by an obligation of confidentiality, non-use and non-disclosure (whether contractual, legal, fiduciary or otherwise) at least as restrictive as set forth herein;

(ii)                                  to its Affiliates’ officers, directors and employees who in each case have a need to know such information and are bound by an obligation of confidentiality, non-use and non-disclosure (whether contractual, legal, fiduciary or otherwise) at least as restrictive as set forth herein;

(iii)                               to any permitted Sublicensees, actual or potential investors, lenders or acquirers, actual or potential distributors, co-promoters, co-marketers, suppliers, contractors, consultants, service providers and other similar persons and entities, who in each case have a need to know such information and are bound by a contractual obligation of confidentiality, non-use and non-disclosure at least as restrictive as set forth herein;

(iv)                              to any other Third Party who has a need to know such Confidential Information to the extent reasonably necessary or appropriate to fulfill the Receiving Party’s obligations or exercise its rights under this Agreement, provided such Third Party is bound by a contractual obligation of confidentiality, non-use and non-disclosure at least as restrictive as set forth herein;

(v)                                 to Regulatory Authorities or other governmental authorities in order to obtain, maintain or defend Patent Rights or seek or obtain approval to conduct Clinical Trials, obtain Marketing Authorization or Pricing Approval with respect to a Licensed Product or to otherwise Develop, Manufacture or Commercialize or otherwise Exploit a Licensed Compound and/or Licensed Product; or

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

(vi)                              to any actual or prospective insurers who are bound by a contractual obligation of confidentiality, non-use and non-disclosure at least as restrictive as set forth herein, to the extent reasonably necessary to enable such actual or prospective insurers to determine their interest in insuring the Receiving Party.

14.3.2              Subject, for clarity, to Section 14.1.2. Confidential Information disclosed pursuant to this section shall remain Confidential Information for all other purposes of this Agreement.

14.4                        Required Disclosures.

14.4.1              Notwithstanding the obligations of confidentiality, non-use and non-disclosure set forth in Section 14.2, a Receiving Party may provide Confidential Information disclosed to it if such disclosure is required by (i) Law, (ii) Securities Exchange Rules, or (iii) a validly issued subpoena, order of a court of competent jurisdiction or other request for information from a Regulatory Authority or governmental authority; provided that prior to any such disclosure, to the extent permitted by Law, the Receiving Party required to make the disclosure shall promptly notify the Disclosing Party of such requirement. Such Disclosing Party shall have a reasonable opportunity to review and comment on the proposed disclosure and/or seek a protective order or other appropriate remedy. The Receiving Party required to make the disclosure shall consider in good faith the comments provided by the Disclosing Party and shall furnish only that portion of the Confidential Information that the Receiving Party is required to make the disclosure is legally required to furnish. Subject, for clarity, to Section 14.1.2. Confidential Information disclosed pursuant to this section shall remain Confidential Information for all other purposes of this Agreement.

14.4.2              The Parties shall consult with each other on the provisions of this Agreement to be redacted in any filings made by such Party pursuant to Law or Securities Exchange Rules and, each Party shall, to the fullest extent permitted by such Laws and/or Securities Exchange Rules, use commercially reasonable efforts to seek confidential treatment for the terms proposed to be redacted.

14.5                        Duration. The Receiving Party’s obligation under this Agreement to preserve the confidentiality of any and all of the Confidential Information disclosed to it by the Disclosing Party shall continue during the term of this Agreement and for a period of ten (10) years after any expiration or termination of this Agreement.

14.6                        Prior Non-Disclosure Agreement. As of the Effective Date, the terms of Section 14 shall supercede any prior non-disclosure, secrecy or confidentiality agreement between the Parties (or their Affiliates) dealing with the subject of this Agreement. Any confidential

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

information disclosed under such prior agreement(s) shall be deemed disclosed under this Agreement.

SECTION 15
PUBLIC DISCLOSURES, PUBLICATIONS, USE OF NAME

15.1                        General. The Parties shall coordinate the timing and content of all Public Communications and Scientific Communications, and shall agree on operational processes with respect thereto.

15.2                        Disclosures Regarding the Agreement. Notwithstanding the generality of Section 15.1, either Party may issue a Public Communication referring to the transaction contemplated by this Agreement provided that any such Public Communication shall be subject to the prior written consent of the other Party. Any such Public Communication shall be sent in its entirety to such other Party at least [***] in advance of publication and the Parties shall cooperate in good faith to address any comments within the respective time period. After such Public Communication has been consented to, such Public Communication shall not be modified, altered, amended or adjusted in any way without being mutually agreed to by the Parties; provided that a Party may subsequently issue a substantially similar Public Communication which was previously consented to, without needing additional consent of the other Party.

15.3                        Disclosures Regarding a Licensed Compound or Licensed Product.

15.3.1              Notwithstanding the generality of Section 15.1, Loxo may issue a Public Communication containing information regarding a Licensed Compound or Licensed Product (including the status or outcome of any Clinical Trial or the filing or status of any Marketing Authorization or Pricing Approval) provided that any such Public Communication shall be subject to Bayer’s prior written consent. Any such Public Communication shall be sent in its entirety to Bayer at least [***] in advance of any such Public Communication (or such shorter timeframe as is appropriate under the circumstances). Such Public Communication will be subject to review and approval pursuant to policies and procedures established by the GSC or JCC applicable to the review of such materials (which policies and procedures shall not be inconsistent with Bayer’s internal policies and procedures applicable to the review of such materials). The Parties shall cooperate in good faith to address any comments, concerns or objections within the respective period; except as otherwise required by Law, Loxo shall remove any information Bayer reasonably deems to be inappropriate for disclosure.

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

15.3.2              Notwithstanding the generality of Section 15.1, Bayer may issue a Public Communication containing information regarding a Licensed Compound or Licensed Product (including the status or outcome of any Clinical Trial or the filing or status of any Marketing Authorization or Pricing Approval) provided that any such Public Communication shall be subject to Loxo’s prior written consent. Any such Public Communication shall be sent in its entirety to Loxo at least [***] in advance of any such Public Communication (or such shorter timeframe as is appropriate under the circumstances). Such Public Communication will be subject to review and approval pursuant to policies and procedures established by the GSC or JCC applicable to the review of such materials (which policies and procedures shall not be inconsistent with Bayer’s internal policies and procedures applicable to the review of such materials). The Parties shall cooperate in good faith to address any comments, concerns or objections within the respective period; except as otherwise required by Law, Bayer shall remove any information Loxo reasonably deems to be inappropriate for disclosure.

15.4                        Required Disclosures. Notwithstanding the generality of Section 15.1, either Party may issue a Public Communication containing information referring to the other Party, the terms of this Agreement or containing information regarding a Licensed Compound or Licensed Product (including the status or outcome of any Clinical Trial or the filing or status of any Marketing Authorization or Pricing Approval) which is required by Law or Securities Exchange Rules after having advised by its counsel that the disclosure of such information referring to such Licensed Product in the Public Communication is required by Law or Securities Exchange Rules. The disclosing Party shall promptly provide a copy of such disclosure to the other Party.

15.5                        Scientific Publications.

15.5.1              Either Party may submit for written, electronic or oral publication, publish or otherwise issue or display a Scientific Publication referring to Licensed Compound or Licensed Product provided that any such Scientific Publication shall be subject to the other Party’s prior written consent. Any such Scientific Publication shall be sent in its entirety by the Publishing Party to the other Party at least sixty (60) days in advance of submission, publication, issuance or display and the Parties shall cooperate in good faith to address any comments, concerns or objections (including with respect to (i) patentability. (ii) protection of the reviewing Party’s Confidential Information or (iii) possible presentation at a scientific congress or meeting whose rules may require material to be presented not to have been previously published) within the respective time period. After such Scientific Publication has been consented to by the other Party, such Scientific Publication shall not be modified, altered, amended or adjusted in any way without being mutually agreed to by the Parties.

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

15.5.2              Authorship of Scientific Publication shall be determined in accordance with current “Good Publication Practice” as promulgated by the International Society for Medical Publication Professionals or any successor organization.

15.6                        Acknowledgements. Any Public Communication or Scientific Publication issued by a Party shall make mention of the collaboration described in this Agreement in a form and manner agreed to in advance and in writing by the Parties.

15.7                        Use of Product Mark. Loxo agrees not to use a Licensed Product’s expected trade name or any other expected Product Mark in any Public Communication in any country of the Territory prior to the Licensed Product’s obtainment of Marketing Approval in such country without Bayer’s prior written consent, which consent may, for clarity, be withheld in Bayer’s sole discretion.

15.8                        Use of Name. Except as specifically permitted by this Agreement, neither Party shall use the name of the other Party in relation to this transaction in any Public Communication, without the written consent of such other Party, which consent shall not be unreasonably withheld or delayed; provided that either Party may use the name of the other Party in any document filed with any Regulatory Authority or governmental authority to comply with legal, regulatory requirements or Securities exchange Rules.

SECTION 16
REPRESENTATIONS, WARRANTIES

16.1                        Mutual Representations and Warranties. Each Party hereby represents and warrants to the other Party that as of the Effective Date:

(i)                                    it is duly organized and validly existing under the laws of its jurisdiction of incorporation or formation;

(ii)                                 it has full corporate right, power and authority to enter into this Agreement and to perform its respective obligations under this Agreement (including, with respect to Loxo, to grant the rights and licenses (including any sublicenses) granted by Loxo to Bayer pursuant to this Agreement);

(iii)                              it is duly authorized to execute and deliver this Agreement, and the person or persons executing this Agreement on its behalf have been duly authorized to do so by all requisite corporate action; and

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

(iv)                             this Agreement is legally binding upon it and enforceable in accordance with its terms.

16.2                        Representations and Warranties by Loxo. Loxo hereby represents and warrants to Bayer that as of the Effective Date:

16.2.1              General.

(i)                                    the execution and delivery of this Agreement by Loxo, the performance of Loxo’s obligations hereunder, including the rights and licenses (including any sublicenses) granted by Loxo to Bayer pursuant to this Agreement (a) do not conflict with or violate any requirement of any Laws existing as of the Effective Date and (b) do not conflict with, breach or constitute a default under, or otherwise violate any contractual obligations of Loxo or any of its Affiliates existing as of the Effective Date;

(ii)                                 to Loxo’s knowledge, Loxo has provided Bayer with all material information relating to the Licensed Technology, Licensed Compounds and Licensed Products in Loxo’s or any of its Affiliate’s possession or control, including all information regarding ongoing Clinical Trials, efficacy, side effects, injury, toxicity or sensitivity, reaction and incidents or severity thereof and any manufacturing issues related to the Manufacture of Licensed Compounds or Licensed Products;

(iii)                              to Loxo’s knowledge, the documents delivered or made available by Loxo to Bayer in connection with the transaction contemplated by this Agreement do not contain any untrue statement of a material fact nor omit to state a material fact necessary in order to make the statements contained therein not misleading; and Loxo has not, up through and including the Effective Date, intentionally withheld from Bayer any material information concerning the Licensed Technology, the Licensed Compounds, the Licensed Products or the transaction contemplated by this Agreement;

(iv)                             that, to Loxo’s knowledge, in the course of developing the Licensed Compounds, Loxo has not conducted any Development activities (including any preclinical studies or Clinical Trials) in material violation of any Laws;

(v)                                with respect to each submission to a Regulatory Authority regarding the a Licensed Compound or Licensed Product, to Loxo’s knowledge, Loxo has not made an untrue statement of a material fact or fraudulent statement to such Regulatory Authority or knowingly failed to disclose a material fact required to be disclosed to such Regulatory Authority;

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

(vi)                             neither Loxo nor any employee of Loxo, or to Loxo’s knowledge, subcontractor or employee of a subcontractor which has performed services with respect to the Licensed Compounds has been debarred, disqualified, blacklisted or banned by any Regulatory Authority (including the FDA pursuant to its authority under Sections 306(a) and (b) of FDC Act) or is the subject of any investigation or proceeding which may result in debarment, disqualification, blacklisting or banning by any Regulatory Authority;

(vii)                          the Voucher, nor any of Loxo’s right, title or interest therein or thereto, is subject to (and is otherwise free and clear of) any lien, option or other contingent right, restriction or claim of ownership (or other right, title or interest) by any Third Party or any other encumbrance, except those restrictions or encumbrances that may be inherent to a Voucher in general; and

(viii)                       neither Loxo, nor any of its Affiliates has, granted any right, title or interest in or not granted any right to any Third Party relating to the Voucher.

16.2.2              Existing Agreements.

(i)                                    Loxo has provided to Bayer a true and complete copy of each Existing Agreement;

(ii)                                 each Existing Agreement is in full force and effect in accordance with its terms; and

(iii)                              to Loxo’s knowledge, each Existing Agreement is valid, binding and enforceable according to its terms, Loxo is not in breach of any Existing Agreement and Loxo has not received any notice of any continuing default, breach or violation under any Existing Agreement.

16.2.3              Licensed Technology.

(i)                                    Schedule 1.97 contains a correct and complete list of all Licensed Patent Rights as of the Effective Date. All Licensed Patent Rights are maintained which means pending as a patent application or in full force and effect as an issued patent. To Loxo’s knowledge, all of the Licensed Patent Rights issued as of the Effective Date are valid and enforceable;

(ii)                                 Loxo (a) is the sole and exclusive owner of and Controls all right, title and interest in and to all rights to the Licensed Technology or (b) with respect to any Licensed Technology owned by a Third Party or co-owned with a Third Party (where Licensed Patent Rights co-owned are set forth in Loxo’s Schedule 1.97), Loxo is

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

entitled to, and has the right to grant the rights and licenses to Bayer herein to the full extent contemplated under this Agreement. To Loxo’s knowledge, except as set forth in Schedule 1.97, none of the Licensed Patent Rights, nor any of Loxo’s right, title or interest therein or thereto, is subject to (and is otherwise free and clear of) any license (other than a license pursuant to an Existing Agreement), lien, option or other contingent right, restriction or claim of ownership (or other right, title or interest) by any Third Party or any other encumbrance;

(iii)                              Other than under Existing Agreements, and except with respect to incidental rights granted to or retained by service providers, CROs, academic collaborators and the like, neither Loxo, nor any of its Affiliates has, granted any license or other right, title or interest in or not granted any right to any Third Party relating to the Licensed Technology or Licensed Compound or Licensed Product;

(iv)                             To Loxo’s knowledge, there is no actual or alleged infringement, misappropriation or other violation or, to Loxo’s knowledge, any threatened infringement, misappropriation or other violation of, as applicable, the Licensed Technology, and there are no claims, judgments or settlements against, or amounts with respect thereto, owed by Loxo or any of its Affiliates relating to any of the Licensed Technology, and no Licensed Technology is subject to any outstanding consent, settlement, decree, order, injunction, judgment, or ruling, including any that restricts or otherwise limits the use, ownership, validity, enforceability, disposition or other exploitation thereof;

(v)                                neither Loxo nor any of its Affiliates has received any written notice or other communications from any Third Party, or is or was a party to any suit, action or other proceeding pursuant to which any Third Party is or was (a) claiming that the practice or other use of the Licensed Technology or the Exploitation of a Licensed Compound or Licensed Product is or was infringing the Patent Rights, or misappropriating or otherwise violating any other intellectual property rights, of any Third Party (including in any demand letter to in-license any Third Party intellectual property) or (b) challenging the validity, enforceability, patentability, use or ownership of any of the Licensed Technology, including by making any adverse claim of ownership thereof or claiming joint ownership or that the Licensed Patent Rights are invalid or unenforceable (and, in each case (clauses (a) and (b)) to Loxo’s knowledge, none of the foregoing have been threatened);

(vi)                             to Loxo’s knowledge, the Licensed Patent Rights are being equitably and diligently filed, prosecuted and procured from the respective patent offices in accordance with all Laws and the Licensed Patent Rights have been timely filed and

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

prosecuted and all applicable fees and other payments have been paid on or before the due date for payments;

(vii)                          Loxo is not aware of any prior act or any fact which causes it to believe or conclude that any Licensed Patent Right is or may be invalid or unenforceable or otherwise subject to challenge by any Third Party;

(viii)                       to Loxo’s knowledge, except as disclosed to Bayer prior to the Effective Date, neither the Exploitation of the Licensed Compounds nor the Licensed Products nor the practice or other use of any Licensed Technology is or was infringing, misappropriating or otherwise violating any valid and issued Patent Right or Know How of any other person or entity;

(ix)                             neither Loxo nor any of its Affiliates owns or in-licenses or otherwise possesses any Patents Rights or Know How not included in the Licensed Technology which would, with respect to the Patent Rights, be infringed, or with respect to Know How, would be misappropriated, by the Commercialization or Manufacture or other Exploitation of any Licensed Compound or Licensed Product or the practice or other use of any methods or processes covered by the Licensed Technology by Bayer or any of its Affiliates; and

(x)                                neither Loxo nor any of its Affiliates has entered into an agreement or other arrangement with any academic institution, research center or governmental authority (or any person working for or on behalf of any of the foregoing) and/or accepted any funding, intellectual property, facilities, personnel or other resources from any academic institution, research center or governmental authority with respect to the Development of any Licensed Technology or any Licensed Compound or Licensed Product or this Agreement, including in connection with the conception, invention, reduction to practice, development or other creation of any intellectual property relating to any Licensed Compound or Licensed Product, or any intellectual property that is or will be included in the Licensed Technology, in each case that would adversely affect the rights granted to Bayer hereunder.

16.3                        Disclaimer of Warranties. EXCEPT AS OTHERWISE EXPRESSLY SET FORTH HEREIN, NEITHER PARTY MAKES ANY REPRESENTATION OR EXTENDS ANY WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, TO THE OTHER PARTY, AND, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, EACH PARTY HEREBY DISCLAIMS ANY REPRESENTATION OR WARRANTY THAT THE DEVELOPMENT, COMMERCIALIZATION, MANUFACTURE AND/OR OTHER EXPLOITATION OF A LICENSED COMPOUND AND/OR A LICENSED PRODUCT, OR THE OBTAINMENT OF

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

MARKETING AUTHORIZATION OR PRICING APPROVAL IN ANY PARTICULAR COUNTRY, PURSUANT TO THIS AGREEMENT WILL BE SUCCESSFUL.

SECTION 17
ADDITIONAL COVENANTS

17.1                        Existing Third Party Obligations.

17.1.1              During the term of this Agreement, Loxo agrees to comply with the following with respect to each Existing Agreement, but solely to the extent such agreement pertains to Licensed Compounds and/or Licensed Products (and not, for instance, to other compounds or products), and subject in each case to Section 3.6.3(i):

(i)                                    keep Bayer reasonably informed of any material development pertaining to, including any request or proposal to materially amend or modify, an Existing Agreement;

(ii)                                 maintain each Existing Agreement in full force and effect;

(iii)                              perform its obligations under each Existing Agreement;

(iv)                             timely pay all license fee, maintenance fee, royalty, milestone, sublicensing revenue or similar payment obligations due pursuant to any Existing Agreement;

(v)                                not terminate any Existing Agreement without the prior written consent of Bayer which consent shall not be unreasonably withheld or delayed; and

(vi)                             not amend, or waive any right under, any Existing Agreement that would adversely affect the rights granted to Bayer hereunder, without the prior written consent of Bayer which consent shall not be unreasonably withheld or delayed.

17.1.2              With respect to any breach or default under any Existing Agreement that if uncured would enable the other party(ies) to such Existing Agreement to render non-exclusive or terminate the licenses granted to Loxo thereunder (whether or not Loxo is notified of the existence of such breach or default) or otherwise terminate such Existing Agreement (but solely to the extent such Existing Agreement pertains to Licensed Compounds and/or Licensed Products (and not, for instance, to other compounds or products)), Loxo shall:

(i)                                    give immediate written notice thereof to Bayer;

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

(ii)                                 cure such breach or default within the period of time required pursuant to the applicable Existing Agreement; and

(iii)                              provide Bayer with written confirmation thereof.

In the event that Loxo is unable to cure such breach or default within this required time period, Loxo shall provide Bayer with immediate written notice thereof and permit Bayer, in its sole discretion, to cure such breach or default within the relevant cure period on behalf of Loxo, if possible. Provided that the proximate cause of Loxo’s breach or default was not due to a breach of this Agreement by Bayer, then all Out-of-Pocket Costs expended by Bayer in the exercise of its rights under this section, and concomitant interest (at the rate set forth in Section 11.7.5) accruing shall be deducted by Bayer from any future sums due from Bayer to Loxo pursuant to this Agreement.

17.2                        Change of Control of Loxo.

17.2.1              Subject to applicable Law, Loxo shall provide to Bayer written notice within [***] in the event that Loxo has entered into an agreement for a Change of Control of Loxo where the acquirer of Loxo is a company that in the two (2) calendar years immediately prior to the consummation of such Change of Control has derived at least [***] of its reported sales from the sale of prescription pharmaceutical products or prescription medical devices.

17.2.2              At any time within [***] following receipt of such notice, Bayer shall have the right (but not the obligation) to provide notice to Loxo that effective upon such date as a Change of Control of Loxo is effective:

(i)                                    the co-exclusive licenses granted by Loxo to Bayer pursuant to Sections 2.1.1, 2.1.2, 2.1.4(a) and 2.1.5 shall become exclusive (even as to Loxo and its Affiliates) and shall continue in effect in accordance with, and subject to, the terms and conditions of the Agreement (except to the extent such terms are expressly modified by this Section 17.2.2);

(ii)                                 the licenses granted by Bayer to Loxo pursuant to Section 2.2 shall terminate;

(iii)                              Sections 3.2 through 3.6 shall be of no further force or effect (and, for clarity, the decision of Bayer’s Executive Sponsor shall control with respect to all matters);

(iv)                             with respect to Development Activities, (a) any Development activities to be conducted pursuant to Section 4 shall be conducted solely by Bayer at Bayer’s sole expense, and (b) Loxo’s right to propose to the JSC for collaborative

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

development by the Parties any Proposed New Study pursuant to Section 4.8 shall be of no further force or effect;

(v)                                to the extent any Regulatory Documentation to be assigned by Loxo to Bayer pursuant to Section 5 has not occurred, Loxo shall do all things reasonably necessary or useful to effect such assignment as soon as possible, and Sections 5.6 and 5.7 shall be of no further force or effect;

(vi)                             with respect to the Co-Promotion of Licensed Products in the Co-Promotion Territory (a) Commercialization of Licensed Products in the Co-Promotion Territory shall be conducted solely by Bayer at Bayer’s sole expense; (b) Bayer shall promptly modify the Co-Promotion Plan to provide for an orderly wind-down and transition of Loxo’s activities, and Loxo shall withdraw its Sales Force from such Co-Promotion Program activities and its Co-Promotion Field-Based Medical Representatives from such Medical Affairs Activities in a professional manner pursuant to the timeframe set forth in such modified Co-Promotion Plan, but in no event longer than [***]; (c) Section 8.15 shall be of no further force or effect; and (d) in addition to any royalties payable by Bayer to Loxo pursuant to Section 11.3.1 on ROW Net Proceeds, as may be reduced pursuant to Section 11.3.3, and otherwise subject to the terms and conditions of this Agreement, Bayer shall pay to Loxo royalties on Co-Promotion Net Proceeds of each Licensed Product sold during the Royalty Term in the Co-Promotion Territory in the amount of [***] of Co-Promotion Net Proceeds, as may be reduced pursuant to Section 11.3.3, and otherwise subject to the terms and conditions of this Agreement. For clarity, royalties due in respect of the Co-Promotion Territory and ROW Territory shall be calculated separately; and

(vii)                          to the extent any agreement related to the Manufacture of Licensed Compounds and/or Licensed Products to be assigned by Loxo to Bayer pursuant to Section 10 has not occurred, Loxo shall do all things reasonably necessary or useful to effect such assignment as soon as possible.

17.3                        Antitrust Filings.

17.3.1              In the event that Loxo provides notice that it intends to withdraw from the Co-Promotion pursuant to Section 8.16 or Bayer elects to exercise its rights pursuant to Section 17.2 or 20.6 (each an “Exclusivity Event”), and, in each case, the license granted to Bayer pursuant to  Section 2.1.2 with respect to the Co-Promotion Territory will become an exclusive license (even as to Loxo) to Bayer, each of Bayer and Loxo agrees to prepare and make or cause to be prepared and made appropriate filings under the HSR Act and

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

any other antitrust requirements relating to this Agreement and the transaction contemplated under this Agreement promptly following receipt by Bayer or Loxo, as the case may be, from Loxo or Bayer, as the case may be, of the notice required pursuant to Section 8.16, 17.2 or 20.6 as applicable, but no later than thirty (30) days following receipt of the applicable notice. Each of Bayer and Loxo agree to cooperate in the antitrust clearance process, including by furnishing to the other Party such necessary information and reasonable assistance as the other Party may request in connection with its preparation of any filing or submission that is necessary under the HSR Act and other antitrust requirements, and to furnish promptly to the United States Federal Trade Commission (“FTC”), the Antitrust Division of the United States Department of Justice (“DOJ”) and any other antitrust authority, any information reasonably requested by them in connection with such filings. Each Party shall furnish copies (subject to reasonable redactions for privilege or confidentiality concerns) of, and shall otherwise keep the other Party apprised of the status of any communications with, and any inquiries or requests for additional information from, the FTC, DOJ and any other antitrust authority, and shall comply promptly with any such inquiry or request.

17.3.2              Each Party shall give the other Party the opportunity to review in advance, and shall consider in good faith the other Party’s reasonable comments in connection with any proposed filing or communication with the FTC, DOJ or any other antitrust authority. Each Party shall consult with the other Party, to the extent practicable, in advance of participating in any substantive meeting or discussion with the FTC, the DOJ, or any other antitrust authority with respect to any filings, investigation or inquiry and, to the extent permitted by such antitrust authority, give the other Party the opportunity to attend and participate thereat. Neither Party shall withdraw its filing under the HSR Act or agree to delay the Effective Date without the prior written consent of the other Party. The Parties’ rights and obligations hereunder apply only in so far as they relate to this Agreement and to the transactions contemplated under this Agreement.

17.3.3              Each Party shall use commercially reasonable efforts to obtain the expiration or early termination of the HSR Act and any other clearance required under other antitrust requirements relating to this Agreement and the transaction contemplated under this Agreement for the consummation of the transactions contemplated by this Agreement. Commercially reasonable efforts as used in this section shall not include proposing, negotiating, committing to and effecting, by consent decree, hold separate order, or otherwise, the sale, divestiture, disposition, licensing or sublicensing of any of a Party’s or its Affiliates’ assets, properties or businesses or of any of the rights of a party under this Agreement, or defending through litigation any claim asserted in court by any party that would restrain, prevent, or delay the Effective Date.

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

17.3.4              In the event of an Exclusivity Event, the license granted to Bayer pursuant to  Section 2.1.2 with respect to the Co-Promotion Territory shall not become an exclusive license (even as to Loxo) until the waiting period under the HSR Act shall have been terminated or expired without any challenge to the conversion of the license granted to Bayer pursuant to Section 2.1.2 with respect to the Co-Promotion Territory into an exclusive license. Upon the termination of expiration of the waiting period under the HSR Act, such conversion shall become effective automatically without the need for further action by the Parties except as set forth in this Section 17.3.

17.3.5              In the event that antitrust clearance from the FTC, DOJ or any other applicable antitrust authority is not obtained within one hundred twenty (120) days after the receipt by Bayer or Loxo, as the case may be, from Loxo or Bayer, as the case may be, of the notice required pursuant to Section 8.16, 17.2 or 20.6 as applicable, the Parties shall negotiate in good faith In the event a provision of this Agreement needs to be deleted or substantially revised in order to obtain or eliminate the need for regulatory clearance of this transaction.

17.3.6              Each Party shall be responsible for its fees and costs associated with the preparation and submission of any required notification and report form to any other antitrust authority, and the provision of any supplemental information to the FTC, DOJ or other antitrust authority, including and any legal fees incurred by such Party in connection with such Party’s obligations pursuant to this Section 17.3.

17.4                        Trading in Securities.

17.4.1              Bayer agrees that, for a period commencing on the Effective Date and continuing throughout the term of this Agreement (and for an additional two (2) year period following any expiration or termination thereof, other than termination by Bayer pursuant to Section 20.2.3 or 20.2.4), neither Bayer nor its Affiliates shall, without the prior written consent of Loxo: (A) acquire or offer, seek or agree to acquire, directly or indirectly, by purchase or otherwise, any voting securities or assets or direct or indirect rights or options to acquire any voting securities or assets of Loxo, if after giving effect to such acquisition (and assuming the conversion of all convertible securities), Bayer and its Affiliates, taken as a group, would beneficially own five percent (5.0%) or more of Loxo’s total then-outstanding voting securities; provided, however, that notwithstanding the provisions of this clause (a) of this Section 17.4.1, if the number of shares of then-outstanding voting securities is reduced or if the aggregate ownership of Bayer and its Affiliates, taken as a group is increased as a result of a repurchase by Loxo of then-outstanding voting securities, stock split, stock dividend or a recapitalization of Loxo, neither Bayer nor its Affiliates shall be required to dispose of any of their holdings of voting securities of Loxo even though such action resulted in their beneficial ownership increasing, (B) make or any

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

way participate, directly or indirectly, in any tender offer, exchange offer, merger, business combination, recapitalization, restructuring, liquidation, dissolution or extraordinary transaction involving Loxo or its securities or assets, (C) make, or in any way participate, directly or indirectly, in any “solicitation” of “proxies” to vote (as such terms are used in the proxy rules of the Securities and Exchange Commission), or seek to advise or influence any person or entity with respect to the voting of any voting securities of Loxo, (D) form, join or in any way participate in a “group” within the meaning of the Securities Exchange Act of 1934, as amended (and the rules promulgated thereunder) with respect to any voting securities of Loxo, or (E) otherwise act, alone or in concert with others, to seek to control or influence the management, Board of Directors or policies of Loxo.

17.4.2              The provisions of Section 17.4.1 shall not restrict Bayer or its Affiliates from: (A) making any private communication to the Board of Directors or Chief Executive Officer of Loxo so long as such private communication would not reasonably be expected to require a public disclosure under applicable law or the listing requirements of the primary securities exchange on Loxo’s securities are listed, provided that the contents, subject and existence of any such communications shall constitute Confidential Information hereunder (subject to Section 14), (B) acquiring any company which holds, or is interested in, any voting securities or direct or indirect rights or options to acquire any voting securities or assets of Loxo except where the principal reason for the acquisition is to acquire an interest in the securities in Loxo, or (C) acquiring any voting securities or direct or indirect rights or options to acquire any voting securities of Loxo by or through (I) a diversified mutual or pension fund managed by an independent investment adviser or pension plan established for the benefit of Bayer’s and/or any of its Affiliates’ employees and managed by an independent investment advisor or independent trustee, (II) any of the employee benefit plans of Bayer or and/or any its Affiliates for which investment decisions are made by an independent trustee, or (III) any portfolio not controlled or managed by the Bayer or any its Affiliates which invests in Loxo’s securities among other companies.

17.4.3              Notwithstanding anything herein to the contrary, this Section 17.4 shall terminate immediately upon: (1) the public announcement of Loxo’s Board of Directors’ approval or recommendation of a tender or exchange offer for securities of the Bayer or (2) Loxo entering into a definitive agreement providing for a Combination. A “Combination” shall mean a transaction in which (X) a person or “group” (within the meaning of Section 13(d)(3) of the Act) acquires, directly or indirectly, securities representing a majority of the voting power of the outstanding equity securities of Loxo or properties or assets constituting all or substantially all of the consolidated assets of Loxo and its subsidiaries or (Y) Loxo engages in a merger or other business combination such that the voting equity

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

securities of Loxo immediately prior to the transaction (or securities issued or exchanged therefor) do not constitute a majority of the voting power of securities of the resulting entity.

17.4.4              In the event Bayer’s holdings (together with any Affiliate’s holdings) of the voting securities exceed the ownership limitations under Section 17.4.1(A), subject to the proviso therein, Bayer shall promptly provide written notice thereof to Loxo.  Upon receipt of such notice or upon Loxo’s otherwise becoming aware of the foregoing, Bayer must, following Loxo’s request, either (i) sell, or cause to be sold, shares of voting securities to Loxo, as soon as reasonably practicable after receiving such request from Loxo, at the closing price of Loxo’s Common Stock on the NASDAQ on the day prior to the date on which Bayer receives such notice, or (ii) sell such shares to a Third Party as soon as reasonably practicable after receiving such request and on such date or dates as decided after consultation with Loxo, in each case, to cause Bayer’s holdings (together with its Affiliates’ holdings) not to exceed such ownership limitations.

SECTION 18
INDEMNIFICATION, LIABILITY, INSURANCE

18.1                        Indemnification by Bayer. Bayer shall defend, indemnify and hold harmless Loxo, its Affiliates and their respective directors, officers, and employees (the “Loxo Indemnified Parties”) from and against all claims, demands, liabilities, damages, penalties, fines, costs and expenses, including reasonable attorneys’ and expert fees and costs, and costs or amounts paid to settle (collectively, “Losses”), arising from or occurring as a result of a Third Party’s claim (including any Third Party product liability), action, suit, judgment or settlement to the extent such Losses are due to or based upon:

(i)                                     Bayer’s acts or omissions in the conduct of the Co-Promotion and/or Medical Affairs Activities in the Co-Promotion Territory with respect to a Licensed Product including, without limitation, the actual acts or omissions of any member of Bayer’s Sales Force in their Co-Promotion of a Licensed Product in the Co-Promotion Territory or of any of Bayer’s Co-Promotion Field-Based Medical Representatives conducting Medical Affairs Activities in the Co-Promotion Territory;

(ii)                                  the gross negligence, intentional wrongful acts or omissions or violations of Law by Bayer, its Affiliates or any of their respective directors, officers or employees in connection with its responsibilities pursuant to this Agreement; or

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

(iii)                               the material breach by Bayer, its Affiliates or any of their respective directors, officers or employees of the terms of, or the material inaccuracy of, any representation or warranty made by it in this Agreement.

(iv)                              claims brought by or on behalf of any member of Bayer’s Sales Force or any of Bayer’s Co-Promotion Field-Based Medical Representatives in connection with their employment or the performance of Bayer’s obligations under this Agreement; or

(v)                                 the activities performed by Bayer pursuant to the last sentence of Section 8.9.2.

except, in each case, to the extent covered by the requirement for Loxo to indemnify Bayer pursuant to Section 18.2.

18.2                        Indemnification by Loxo. Loxo shall defend, indemnify and hold harmless each Bayer Party and their respective directors, officers, and employees (the “Bayer Indemnified Parties”) from and against all Losses arising from or occurring as a result of a Third Party’s claim (including any Third Party product liability), action, suit, judgment or settlement to the extent such Losses are due to or based upon:

(i)                                     Existing Agreements (except to the extent any Existing Agreement is assigned to Bayer and Bayer accepts such assignment, or to the extent the proximate cause of any claim was a result of Bayer’s breach of this Agreement);

(ii)                                  Reportable Data provided to Bayer pursuant to Section 8.13.2; to be reported to government authorities;

(iii)                               study subject injuries arising from Development of a Licensed Compound or Licensed Product by Loxo prior to the Effective Date in any Clinical Trial under the control of Loxo;

(iv)                              Loxo’s acts or omissions in the conduct of the Co-Promotion and/or Medical Affairs Activities in the Co-Promotion Territory with respect to a Licensed Product including, without limitation, the actual acts or omissions of any member of Loxo’s Sales Force in their Co-Promotion of a Licensed Product in the Co-Promotion Territory or of any of Loxo’s Co-Promotion Field-Based Medical Representatives conducting Medical Affairs Activities in the Co-Promotion Territory, except to the extent Loxo or any member of Loxo’s Sales Force or any of Loxo’s Co-Promotion Field-Based Medical Representative was acting at the specific direction of Bayer;

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

(v)                                 claims brought by or on behalf of any member of Loxo’s Sales Force or any of Loxo’s Co-Promotion Field-Based Medical Representatives in connection with their employment or the performance of Loxo’s obligations under this Agreement;

(vi)                              the gross negligence, intentional wrongful acts or omissions or violations of Law by or of Loxo, its Affiliates, or any of their respective directors, officers or employees in connection with its responsibilities pursuant to this Agreement; or

(vii)                           the material breach by Loxo, its Affiliates, or any of their respective directors, officers or employees of the terms of, or the material inaccuracy of any representation or warranty made by it in this Agreement;

except, in each case, to the extent covered by the requirement for Bayer to indemnify Loxo pursuant to Section 18.1.

18.3                        Claims for Indemnification.

18.3.1              A person entitled to indemnification under Section 18.1 or 18.2 (an “Indemnified Party”) shall give prompt written notification to the person from whom indemnification is sought (the “Indemnifying Party”) of the commencement of any action, suit or proceeding relating to a Third Party claim for which indemnification may be sought or, if earlier, upon the assertion of any such claim by a Third Party.

18.3.2              Within thirty (30) days after receipt of such notification, the Indemnifying Party may, upon written notice thereof to the Indemnified Party, assume control of the defense of such action, suit, proceeding or claim with counsel of its choice. If the Indemnifying Party does not assume control of such defense, the Indemnified Party shall control such defense.

18.3.3              The Party not controlling such defense may participate therein at its own expense.

18.3.4              The Party controlling such defense shall keep the other Party advised of the status of such action, suit, proceeding or claim and the defense thereof and shall consider in good faith reasonable recommendations made by the other Party with respect thereto.

18.3.5              If the Indemnifying Party chooses to defend or prosecute any Third Party claim, the Indemnified Party that is a Party to this Agreement shall, and shall cause each of its Affiliates and each of their respective directors, officers, employees and agents to reasonably cooperate in the defense or prosecution thereof and shall furnish such records, information and testimony, provide such witnesses and attend such conferences, discovery proceedings, hearings, trials and appeals as may be reasonably requested in connection therewith. Such cooperation shall include access during normal business

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

hours by the Indemnifying Party to, and reasonable retention by the Indemnified Party of, records and information that are reasonably relevant to such Third Party claim, and making the Indemnified Party, its Affiliates and its and their respective directors, officers, employees and agents available on a mutually convenient basis to provide additional information and explanation of any records or information provided, and the Indemnifying Party shall reimburse the Indemnified Party for all of its related reasonable Out-of-Pocket Costs.

18.3.6              The Indemnified Party shall not agree to any settlement of such action, suit, proceeding or claim without the prior written consent of the Indemnifying Party, which shall not be unreasonably withheld or delayed. The Indemnifying Party shall not agree to any settlement of such action, suit, proceeding or claim or consent to any judgment in respect thereof that does not include a complete and unconditional release of the Indemnified Party from all liability with respect thereto or that imposes any liability or obligation on the Indemnified Party without the prior written consent of the Indemnified Party.

18.4                        Indemnification related to Manufacturing. Notwithstanding Section 10, claims for indemnification of Third Party claims related to a Party’s Manufacturing obligations will be governed by the indemnification provisions of the applicable supply agreement.

18.5                        Limitation of Liability. EXCEPT IN CASES OF GROSS NEGLIGENCE OR WILLFUL MISCONDUCT, IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER PARTY OR ANY OF ITS AFFILIATES FOR ANY CONSEQUENTIAL, INCIDENTAL, INDIRECT, SPECIAL, PUNITIVE OR EXEMPLARY DAMAGES OR LOST PROFITS, LOST BUSINESS OR LOST GOODWILL SUFFERED OR INCURRED BY SUCH OTHER PARTY OR ITS AFFILIATES ARISING OUT OF OR IN ANY WAY RELATED TO THIS AGREEMENT, HOWEVER CAUSED AND ON ANY THEORY OF LIABILITY WHETHER DUE TO BREACH OF CONTRACT, BREACH OF WARRANTY, TORT, STRICT LIABILITY, PRODUCT LIABILITY, OR OTHERWISE EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. IN ADVANCE, PROVIDED THAT THIS LIMITATION OF LIABILITY SHALL NOT APPLY (I) TO THE EXTENT THAT IT WOULD BE INVALID BY LAW, (II) FOR A MATERIAL BREACH OF SECTION 14 (CONFIDENTIALITY) AND/OR (III) TO CLAIMS ARISING IN CONNECTION WITH SECTIONS 18.1 AND 18.2 (INDEMNIFICATION).

18.6                        Insurance.

18.6.1              Each Party, at its own expense, shall obtain and maintain product liability insurance during the term of this Agreement for claims related to its obligations pursuant to this Agreement.

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

Upon request, each Party shall provide the other Party with a copy of the respective policy of its product liability insurer.

18.6.2              In lieu of the insurance coverage described in the preceding subsection, each Party shall have the right to undertake a program of self-insurance to cover its obligations hereunder, with financial protection comparable to that arranged by it for its own protection with regard to other products in its portfolio.

SECTION 19
COMPLIANCE WITH LAWS

19.1                        Each of Bayer and Loxo shall perform, and shall procure that their respective Affiliates and Sublicensees perform, their obligations under this Agreement in accordance with Laws. Neither Party nor any of its Affiliates shall, or shall be required to, undertake any activity pursuant to this Agreement which violates, or which it believes, in good faith, may violate, any Law or any of its internal policies and procedures.

19.2                        Each Party agrees to process personal data (as such term is defined in Exhibit 19.2) in strict compliance with data privacy laws and regulations applicable to such Party. Without limiting the generality of the foregoing, to the extent any personal data (as such term is defined in Exhibit 19.2) is transferred from Bayer to Loxo outside of the European Economic Area or Switzerland, the EU standard contractual clauses (with its amendments for Switzerland) attached hereto as Exhibit 19.2 (hereinafter the “EU Standard Contractual Clauses”) shall govern any such data transfer, it being understood that the EU Standard Contractual Clauses are incorporated herein and made a part hereof.

19.3                        Each Party shall promptly notify the other Party in the event that such Party or any employee of such Party, or any subcontractor of such Party or employee of a subcontractor performing services with respect to such Party’s obligations pursuant to this Agreement, is debarred, disqualified, blacklisted or banned by any Regulatory Authority (including the FDA pursuant to its authority under Sections 306(a) and (b) of the FDC Act) or becomes the subject of any investigation or proceeding which may result in debarment, disqualification, blacklisting or banning by any Regulatory Authority.

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

SECTION 20
TERM AND TERMINATION

20.1                        Term. This Agreement shall commence on the Effective Date and shall end, on a Licensed Product-by-Licensed Product and country-by-country basis upon the earlier of (i) expiration of the Royalty Term applicable to such country (except to the extent that, in the case of the Co-Promotion Territory, the Parties elect to continue to Co-Promote Licensed Products under Section 8 following expiration of the Royalty Term), and (ii) any termination of this Agreement in accordance with Section 20.2 below.

20.2                        Termination.

20.2.1              Bayer shall have the right, but not the obligation, to terminate this Agreement with respect to the Co-Promotion Territory or in its entirety by written notice to Loxo with immediate effect in the event that Loxo receives a “complete response letter” from the FDA with respect to a LOXO-101 Product (in which case such notice shall be provided, if at all, within sixty (60) days of such receipt) or Loxo does not receive a Marketing Authorization from the FDA with respect to a LOXO-101 Product prior to 31 December 2018 (in which case such notice shall be provided, if at all, on or before 28 February 2019).

20.2.2              Bayer shall have the right to provide notice of termination of this Agreement in whole at any time after the fourth (4th) anniversary of the Effective Date which termination shall be effective eighteen (18) months following Loxo’s receipt of such notice.

20.2.3              Either Party shall be entitled to terminate this Agreement upon ninety (90) days prior written notice to the other Party if the other Party materially breaches any material terms of this Agreement and, if such breach is curable within such ninety (90) day-period, fails to cure such breach within such period.

20.2.4              To the extent permitted by Law, either Party may terminate this Agreement by written notice to the other with immediate effect if the other Party makes a general assignment for the benefit of creditors, is compelled to file bankruptcy or is determined otherwise imminently subject to control by a bankruptcy trustee or its equivalent pursuant to the Laws of the jurisdiction in which such Party is doing business, and the applicable proceedings are not dismissed within sixty (60) days after the filing or commencement thereof.

20.3                        Effect of Expiration or Termination of Agreement.

20.3.1              In case of expiration or termination of this Agreement, all rights and obligations of the Parties shall cease immediately, unless otherwise indicated in this Agreement.

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

20.3.2              Expiration or termination of this Agreement shall not relieve the Parties of any obligation accrued prior to such expiration or termination, nor shall expiration or any termination of this Agreement preclude either Party from pursuing all rights and remedies it may have under this Agreement, at law or in equity, with respect to breach of this Agreement nor prejudice any Party’s right to obtain performance of any obligation.

20.3.3              Upon expiration or termination of this Agreement, upon the request of the Disclosing Party, the Receiving Party shall promptly return to the Disclosing Party or destroy the Disclosing Party’s Confidential Information, including all copies thereof, except to the extent that retention of such Confidential Information is reasonably necessary for the Receiving Party to Exploit any continuing rights it may have and/or to fulfill its obligations contemplated herein, including its obligations of non-disclosure and non-use hereunder. The return and/or destruction of such Confidential Information as provided above shall not relieve the Receiving Party of its obligations under this Agreement. The provisions of this section shall not apply to copies of electronically exchanged Confidential Information made as a matter of routine information technology backup and to Confidential Information or copies thereof which must be stored by the Receiving Party according to provisions of Law or the Receiving Party’s internal policies and procedures.

20.4                        Additional Effects of Expiration. Upon expiration (but not termination) of this Agreement in a particular country pursuant to Section 20.1, Bayer shall have a fully paid-up, perpetual, irrevocable, non-exclusive license (including the right to grant sublicenses without the conditions set forth in Section 2.3) in the Field in such country under the Licensed Technology to Exploit the Licensed Compounds / Licensed Products.

20.5                        Additional Effects of Termination by Bayer Pursuant to Sections 20.2.1, 20.2.2, 20.2.3 or 20.2.4.or by Loxo Pursuant to Section 20.2.3 or 20.2.4. Upon termination of this Agreement by Bayer pursuant to Sections 20.2.1, 20.2.2, 20.2.3 or 20.2.4 or by Loxo pursuant to Section 20.2.3 or 20.2.4:

(i)                                     the licenses granted by Loxo to Bayer pursuant to Section 2.1 shall terminate;

(ii)                                  Bayer shall return to Loxo all documentation and embodiments of Licensed Know-How;

(iii)          Bayer shall do all things reasonably necessary or useful to transfer, and Loxo shall provide Bayer reasonable assistance in connection thereto, as well as do all things reasonably necessary or useful to assume and take over, any Regulatory Documentation, including, to the extent permitted by Law, all IND/CTAs, Marketing Authorizations and master drug safety databases related to Licensed Compounds

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

and Licensed Products Controlled by Bayer or any of its Affiliates for the Territory into the name of Loxo or its designated Affiliate. Bayer shall, and shall cause its Affiliates to, duly execute and deliver, or cause to be duly executed and delivered such instruments and shall do and cause to be done such acts and things, including the filing of such assignments, agreements, documents and instruments as Bayer may reasonably request from time to time in connection with Loxo’s rights under this Section 20.5;

(iv)                              Bayer shall do all things reasonably necessary or useful to transfer, and Loxo shall provide Bayer reasonable assistance in connection thereto, as well as do all things reasonably necessary or useful to assume and take over, any Product Marks Controlled by Bayer or any of its Affiliates for the Territory into the name of Loxo or its designated Affiliate. Bayer shall, and shall cause its Affiliates to, duly execute and deliver, or cause to be duly executed and delivered such instruments and shall do and cause to be done such acts and things, including the filing of such assignments, agreements, documents and instruments as Bayer may reasonably request from time to time in connection with Loxo’s rights under this Section 20.5;

(v)                                 the Parties shall agree on modifications to the Co-Promotion Plan to provide for an orderly wind-down and transition of Bayer’s activities, and Bayer shall withdraw its Sales Force from such Co-Promotion Program activities and its Co-Promotion Field-Based Medical Representatives from such Medical Affairs Activities in a professional manner pursuant to the timeframe set forth in such modified Co-Promotion Plan, but in no event longer than twelve (12) months; and

(vi)                              Bayer shall assign and hereby assigns to Loxo all rights, title and interest of its part in and to (a) any Joint Invention, Joint Patent Right, and any Licensed Patent Right assigned to Bayer under Section 13.4.2, (b) any Inventions solely owned by Bayer, (c) any Co-Promotion Materials and Product Training Materials and (d) the Company Core Data Sheet.

20.6                        Bayer Additional Rights Upon Loxo’s Breach or Insolvency. In lieu of terminating this Agreement pursuant to Section 20.2.3 or 20.2.4, Bayer shall have the right to provide notice to Loxo that, effective upon expiration of the cure period set forth in Section 20.2.3 or Section 20.2.4, as applicable:

(i)                                     the co-exclusive licenses granted by Loxo to Bayer pursuant to Sections 2.1.1, 2.1.2, 2.1.4(a) and 2.1.5 shall become exclusive (even as to Loxo and its Affiliates) and shall continue in effect in accordance with and subject to the terms of the

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

Agreement (except to the extent such terms are expressly modified by this Section 20.6);

(ii)                                  the licenses granted by Bayer to Loxo pursuant to Section 2.2 shall terminate;

(iii)                               Sections 3.2 through 3.6 shall be of no further force or effect (and, for clarity, the decision of Bayer’s Executive Sponsor shall control with respect to all matters);

(iv)                              with respect to Development Activities, (a) any Development activities to be conducted pursuant to Section 4 shall be conducted solely by Bayer at Bayer’s sole expense, and (b) Loxo’s right to propose to the JSC for collaborative development by the Parties any Proposed New Study pursuant to Section 4.8 shall be of no further force or effect;

(v)                                 to the extent any Regulatory Documentation to be assigned by Loxo to Bayer pursuant to Section 5 has not occurred, Loxo shall do all things reasonably necessary or useful to effect such assignment as soon as possible, and Sections 5.6 and 5.7 shall be of no further force or effect;

(vi)                              with respect to the Co-Promotion of Licensed Products in the Co-Promotion Territory (a) Commercialization of Licensed Products in the Co-Promotion Territory shall be conducted solely by Bayer at Bayer’s sole expense; (b) Bayer shall promptly modify the Co-Promotion Plan to provide for an orderly wind-down and transition of Loxo’s activities, and Loxo shall withdraw its Sales Force from such Co-Promotion Program activities and its Co-Promotion Field-Based Medical Representatives from such Medical Affairs Activities in a professional manner pursuant to the timeframe set forth in such modified Co-Promotion Plan, but in no event longer than six (6) months; (c) Section 8.15 shall be of no further force or effect; and (d) in addition to any royalties payable by Bayer to Loxo pursuant to Section 11.3.1 on ROW Net Proceeds, as may be reduced pursuant to Section 11.3.3, and otherwise subject to the terms and conditions of this Agreement, Bayer shall pay to Loxo royalties on Co-Promotion Net Proceeds of each Licensed Product sold during the Royalty Term in the Co-Promotion Territory in the amount of [***] of Co-Promotion Net Proceeds, as may be reduced pursuant to Section 11.3.3, and otherwise subject to the terms and conditions of this Agreement. For clarity, royalties due in respect of the Co-Promotion Territory and ROW Territory shall be calculated separately.

(vii)                           to the extent any agreement related to the Manufacture of Licensed Compounds and/or Licensed Products to be assigned by Loxo to Bayer pursuant to Section 10

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

has not occurred, Loxo shall do all things reasonably necessary or useful to effect such assignment as soon as possible.

20.7                        Bayer’s Additional Rights upon Loxo’s Insolvency.

20.7.1              All licensed granted under this Agreement shall be deemed licenses of rights to intellectual property for purposes of Section 365(n) of the U.S. Bankruptcy Code as it may be amended from time to time (the “U.S. Bankruptcy Code”). The Parties hereby agree that Bayer may fully exercise all of its rights and elections under the U.S. Bankruptcy Code.

20.7.2              The Parties hereby agree that Bayer, as licensee of such rights under this Agreement, shall retain and may fully exercise all of its rights and elections under the U.S. Bankruptcy Code or any other Law outside the United States that provide similar protection for intellectual property rights. Loxo (in any capacity, including debtor-in-possession) and its successors and assigns (including any trustee) grants to Bayer and its Affiliates a right to obtain possession of and to benefit from a complete duplicate of (or complete access to, as appropriate) any Licensed Technology and all embodiments of the Licensed Technology held by Loxo or such successors and assigns, or otherwise available to them, which, if not already in Bayer’s possession, shall be promptly delivered to Bayer upon Bayer’s written request. Embodiments of Licensed Technology includes all tangible, electronic or other embodiments of rights and licenses hereunder, including all Licensed Products, all Regulatory Documentation and rights of reference therein, and all Licensed Know How. Loxo (in any capacity, including debtor-in-possession) and its successors and assigns (including any trustee) shall not interfere with the exercise by Bayer or its Affiliates of rights and licenses to Licensed Technology and embodiments of Licensed Technology licensed hereunder in accordance with this Agreement and agrees to assist Bayer and its Affiliates to obtain the Licensed Technology and embodiments of Licensed Technology in the possession or control of Third Parties as reasonably necessary or desirable for Bayer or its Affiliates to exercise such rights and licenses in accordance with this Agreement. Whenever Loxo (in any capacity, including debtor-in-possession) and its successors and assigns (including any trustee) provides to Bayer, pursuant to this section, any of the Licensed Technology and embodiments of Licensed Technology in accordance with this Agreement, Bayer shall have the right to perform the obligations of Loxo hereunder with respect to such Licensed Technology and embodiments of Licensed Technology, but neither such provision nor such performance by Bayer shall release Loxo (in any capacity, including debtor-in-possession) and its successors and assigns (including any trustee) from liability resulting from any rejection of the license or the failure to perform such obligations set forth in this Agreement.

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

20.8                        Survival. The provisions of Sections  (Definitions) (to the extent applicable to surviving provisions), 4.5 (Preclinical Data), 4.6.1 (Clinical Trial Data), 8.12.4, 11 (Financial  Provisions) (limited to amounts due to a Party as of the expiration or termination of this Agreement, including as provided for under 17.2.2(vi) and 20.6(vi), and any associated obligations, e.g., reporting),   12.1 (Records), 12.2 (Audits), 13.1 (Ownership), Section 14 (Confidentiality), 15.2 (Disclosures Regarding the Agreement), 15.8 (Use of Name), 16 (Representations), 17.4 (Trading in Securities), Section 18 (Indemnification, Liability, Insurance), 20.3 (Effect of Expiration or Termination of Agreement), 20.4 (Additional Effects of Expiration), 20.5 (Additional Effects of Termination by Bayer Pursuant to Sections 20.2.1,  20.2.2, 20.2.3 or 20.2.4 or by Loxo Pursuant to Section 20.2.3 or 20.2.4), 20.7 (Bayer’s Additional Rights upon Loxo’s Insolvency), Section 22 (Dispute Resolution) and Section 23 (General Provisions) shall survive any expiration or termination of this Agreement. For clarity, a Party’s obligation to indemnity the other Party pursuant to Section 18 shall survive termination of this Agreement due to a material breach by the Party being indemnified.

SECTION 21
FORCE MAJEURE

21.1                        Force Majeure. Neither Party shall be responsible or liable to the other Party for any failure to perform any of its obligations hereunder, if such failure results from circumstances beyond the control of such Party, including requisition by any governmental authority, the effect of any statute, ordinance or governmental order or regulation, wars, strikes, lockouts, riots, epidemic, disease, an act of God, civil commotion, fire, earthquake, storm, failure of public utilities, common carriers or supplies, or any other circumstances, whether or not similar to the above causes and whether or not foreseeable (“Force Majeure”). The Parties shall use their commercially reasonable efforts to avoid or remove any such cause and shall resume performance under this Agreement as soon as feasible whenever such cause is removed; provided that the foregoing shall not be construed to require either Party to settle any dispute with any Third Party, to commence, continue or settle any litigation, or to incur any unusual or extraordinary expenses.

21.2                        Prompt Notification. The Party affected by the Force Majeure event shall upon its occurrence promptly give written notice to the other Party specifying the nature of the event and its anticipated duration.

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

SECTION 22
DISPUTE RESOLUTION

22.1                        Dispute Resolution. If a dispute arises, other than a dispute governed by Section 3.6, each Party shall notify the other Party of the dispute and the issue shall be referred to each Party’s Executive Sponsor who shall meet within thirty (30) days (in person, by means of telephone conference, videoconference or other means of communications) and attempt in good faith to resolve such issue (subject only to, in the case of Loxo, approval of its board of directors or, in the case of Bayer, approval of the applicable management board, if required). All such discussions shall be confidential and shall be treated as compromise and settlement negotiations for purposes of applicable rules of evidence. Notwithstanding the foregoing, if such executives cannot resolve such matter within thirty (30) days of the date such matter is first referred to them, then, either Party may pursue the remedies set forth in Section 22.2.

22.2                        Legal Remedies. In the event the Parties are unable to resolve such dispute within the thirty (30) day period set forth in Section 22.1, each Party shall be free to pursue all legal remedies available to it.

22.3                        Injunctive Relief. Nothing contained in this Agreement shall deny either Party the right to seek injunctive relief, equitable relief, interim or provisional relief including a temporary restraining order, specific performance, preliminary or permanent injunction or other interim equitable relief from a court of competent jurisdiction in the context of a breach or threatened breach of any provision of this Agreement, bona fide emergency or prospective irreparable harm, or as reasonable and necessary to protect its legitimate interests. Such an action may be filed and maintained, notwithstanding any ongoing discussions between the Parties if necessary to protect the interests of such Party or to preserve the status quo pending any legal proceeding.

SECTION 23
GENERAL PROVISIONS

23.1                        Efforts. Each Party shall use Commercially Reasonable Efforts to fulfill its obligations pursuant to this Agreement.

23.2                        Interpretation.

23.2.1              The headings of sections contained in this Agreement preceding the text of the sections, subsections and paragraphs hereof are inserted solely for convenience and ease of

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

reference only and shall not constitute any part of this Agreement, or have any effect on its interpretation or construction.

23.2.2              All references in this Agreement to the singular shall include the plural where applicable.

23.2.3              All references to a particular statute or regulation include all rules and regulations promulgated thereunder and any successor statute, rules or regulations then in effect, in each case including the then current amendments thereto.

23.2.4              The use of any gender is applicable to all genders.

23.2.5              Unless otherwise specified, references in this Agreement to any section shall include all subsections and paragraphs in such section, and references in this Agreement to any subsection shall include all paragraphs in such subsection.

23.2.6              Any list or examples following the word “including” shall be interpreted without prejudice to the generality of the preceding words.

23.2.7              All references to days or years in this Agreement shall mean calendar days or calendar years, as the case may be, unless otherwise specified. Whenever any time period or any date provided in this Agreement ends or falls on a day other than a Business Day, then such time period shall be deemed to end and such date shall be deemed to fall on the next succeeding Business Day, and performance herein may be made on such Business Day, with the same force and effect as if made on such other day.

23.2.8              Ambiguities and uncertainties in this Agreement, if any, shall not be interpreted against either Party, irrespective of which Party may be deemed to have caused the ambiguity or uncertainty to exist.

23.2.9              This Agreement has been prepared in the English language and the English language shall control its interpretation. In addition, all notices required or permitted to be given hereunder, and all written, electronic, oral or other communications between the Parties regarding this Agreement shall be in the English language.

23.3                        Applicable Law. This Agreement and any disputes, claims, or actions related thereto shall be governed by and construed in accordance with the Laws of New York without giving effect to any choice or conflict of law provisions.

23.4                        Venue. Each of the Parties agrees to venue in and submits to the exclusive jurisdiction of the New York State Supreme Court, County of New York (or if federal jurisdiction exists, in the United States District Court for the Southern District of New York). If filed in the New

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

York State Supreme Court, County of New York, the Parties shall further request that the dispute be assigned to the Commercial Division.

23.5                        Notices. Any notice required or permitted to be given under this Agreement by one Party to the other shall be in writing and delivered via an internationally recognized courier service with acknowledgement of receipt, and addressed to such other Party at its address indicated below, or to such other address as the addressee shall have last furnished in writing to the addressor, and shall be effective upon receipt by the addressee.

If to Bayer:	[***]

With a copy (which shall not constitute notice) to :	[***]

[***]

If to Loxo:	[***]

With a copy (which shall not constitute notice) to:	[***]

[***]

23.6                        Assignment.

23.6.1              Except as otherwise expressly provided under this Agreement, neither Party may assign or otherwise transfer this Agreement or any right or obligation hereunder without the express prior written consent of the other Party; provided that: either Party shall be permitted to effect such an assignment or other transfer of this Agreement, or any right or obligation hereunder, without the written consent of the other Party (a) to any of its present or future Affiliates, or (b) in connection with the transfer or sale of all or substantially all of its business or assets related to this Agreement, or in the event of its merger, consolidation, change in control or other similar transaction.

23.6.2              Any purported assignment or other transfer in violation of this section shall be null and void.

23.6.3              Subject to the foregoing provisions of this section, this Agreement shall be binding upon, and shall inure to the benefit of, all permitted assigns.

23.7                        Severability. If any provision of this Agreement shall be found to be invalid or otherwise unenforceable in whole or in part, the validity or enforceability of the remainder of this

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

Agreement shall not be affected. Furthermore, the Parties agree that the invalid portion of an unenforceable provision or part thereof shall be superseded by an adequate provision that, to the legally permitted extent, comes closest to what the Parties would have desired at the time of conclusion of this Agreement had they considered the issue concerned.

23.8                        Affiliates. Each Party may perform, at such Party’s exclusive option, its obligations hereunder itself or through one or more Affiliates provided that such Party has the power to bind its Affiliate to the terms and conditions of this Agreement and covenants that such Affiliate shall be bound to the terms and conditions of this Agreement as if an original signatory to this Agreement. Neither Party shall permit any of its Affiliates to commit any act (including any act of omission) which such Party is prohibited hereunder from committing directly. The Party so acting through its Affiliate(s) shall remain liable for the due fulfillment of its obligations by, and for any breach, act or omission of, such Affiliate(s).

23.9                        Independent Contractors. Nothing in this Agreement shall create, or be deemed to create, a partnership, joint venture or the relationship of principal and agent or employer and employee between the Parties. Neither Party shall enter into or have authority to enter into any engagement or make any representation or warranty on behalf of the other Party or otherwise bind or oblige the other Party hereto. Each Party agrees to perform under this Agreement solely as independent contractor.

23.10                 Waiver. Any term or condition of this Agreement may be waived only by a written instrument executed by the Party waiving the benefit of a right hereunder. The waiver by a Party of any right hereunder shall not be deemed a continuing waiver of such right or of another right hereunder, whether of a similar nature or otherwise.

23.11                 Amendments. This Agreement (including the attached schedules(s)) shall not be amended or otherwise modified without a written document signed by the duly authorized representative(s) of each Party. For clarity, the initial Development Plans attached hereto as Exhibit 4.2.2 may be amended in accordance with Section 4.2.6.

23.12                 Entire Agreement. This Agreement (including the attached schedules(s) and exhibit(s)) contains the entire understanding of the Parties with respect to the subject matter hereof. All other express or implied representations, agreements and understandings with respect to the subject matter hereof, either oral or written, heretofore made are expressly superseded by this Agreement.

23.13                 Schedules and Exhibits. The following schedules and exhibits shall form an integral part of this Agreement:

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

Schedule 1.69	Existing Agreements
Schedule 1.97	Licensed Patent Rights
Schedule 1.102	LOXO-101
Schedule 1.104	LOXO-195
Schedule 1.124	Ongoing Clinical Trials
Schedule 2.5.1	Technology Transfer
Schedule 13.4.1	Countries to Pursue Patent Prosecution
Exhibit 4.2.2	Initial Development Plans
Exhibit 19.2	EU Data Protection Standard Contractual Clauses

23.14                 Priorities. In the event of any ambiguity, doubt or conflict emerging herein, the terms and conditions of this Agreement shall take precedence over the terms and conditions of any exhibit, unless the latter makes an explicit reference to the provision of this Agreement that shall be amended. Notwithstanding the foregoing, in the event of a conflict between the terms and conditions of this Agreement and the EU Standard Contractual Clauses (attached hereto as Exhibit 19.2), the terms and conditions of the EU Standard Contractual Clauses shall prevail.

23.15                 Further Assurances. Each Party agrees to execute, acknowledge and deliver such further instructions, and to do all such other acts, as may be necessary or appropriate in order to carry out the purposes and intent of this Agreement.

23.16                 Counterparts; Electronic Delivery. The Agreement may be executed in counterparts, each and every one of which shall be deemed an original and all of which together shall constitute one and the same instrument. Each Party may execute this Agreement by facsimile transmission or in Adobe™ Portable Document Format (PDF) sent by electronic mail. Facsimile or PDF signatures of authorized signatories of the Parties will be deemed to be original signatures, will be valid and binding upon the Parties, and, upon delivery, will constitute due execution of this Agreement, provided that the Parties agree to exchange originally executed paper copies following electronic signing and delivery.

[Remainder of this page intentionally left blank.]

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the Effective Date.

Basel,	Stamford,

BAYER CONSUMER CARE AG	LOXO ONCOLOGY, INC.

By:	By:

Name:	Name:

Title:	Title:

By:

Name:

Title:

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

SCHEDULE 1.69

EXISTING AGREEMENTS

[***]

[***]

[***]

[***]

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

SCHEDULE 1.97

LICENSED PATENT RIGHTS

LOXO-101

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[***]	[***]	[***]	[***]					[***]	[***]	[***]				[***]

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

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[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

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[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

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[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

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[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

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[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

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[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

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[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

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[***]	[***]	[***]	[***]			[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]			[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]			[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]					[***]	[***]	[***]

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

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[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]			[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]					[***]	[***]	[***]

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

F&R Ref	Title	Filing Date	Appl No.	Publ Date	Publ No.	Issue Date	Patent No.	Country	Inventors	Status	Priority Chain	PTA	Term Disclaimers	Assignments
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[***]	[***]	[***]	[***]			[***]	[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]			[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]			[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]			[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]			[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]			[***]	[***]	[***]	[***]	[***]

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

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[***]	[***]	[***]	[***]			[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]			[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]			[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]			[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]			[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]			[***]	[***]	[***]	[***]	[***]

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

F&R Ref	Title	Filing Date	Appl No.	Publ Date	Publ No.	Issue Date	Patent No.	Country	Inventors	Status	Priority Chain	PTA	Term Disclaimers	Assignments
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[***]	[***]	[***]	[***]					[***]	[***]	[***]
[***]	[***]	[***]	[***]			[***]	[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]					[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]			[***]	[***]	[***]
[***]	[***]	[***]	[***]			[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]			[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]			[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]			[***]	[***]	[***]	[***]	[***]

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

F&R Ref	Title	Filing Date	Appl No.	Publ Date	Publ No.	Issue Date	Patent No.	Country	Inventors	Status	Priority Chain	PTA	Term Disclaimers	Assignments
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[***]	[***]	[***]	[***]					[***]	[***]	[***]
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[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]			[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]					[***]	[***]	[***]
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[***]	[***]	[***]	[***]					[***]	[***]	[***]
[***]	[***]	[***]	[***]					[***]	[***]	[***]
[***]	[***]	[***]	[***]					[***]	[***]	[***]

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

F&R Ref	Title	Filing Date	Appl No.	Publ Date	Publ No.	Issue Date	Patent No.	Country	Inventors	Status	Priority Chain	PTA	Term Disclaimers	Assignments

[***]	[***]	[***]	[***]					[***]	[***]	[***]				[***]
[***]	[***]	[***]	[***]					[***]	[***]	[***]				[***]
[***]	[***]	[***]	[***]	[***]	[***]			[***]	[***]	[***]	[***]			[***]

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

F&R Ref	Title	Filing Date	Appl No.	Publ Date	Publ No.	Issue Date	Patent No.	Country	Inventors	Status	Priority Chain	PTA	Term Disclaimers	Assignments
[***]	[***]	[***]	[***]	[***]	[***]			[***]	[***]	[***]	[***]			[***]

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

F&R Ref	Title	Filing Date	Appl No.	Publ Date	Publ No.	Issue Date	Patent No.	Country	Inventors	Status	Priority Chain	PTA	Term Disclaimers	Assignments
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[***]	[***]	[***]	[***]					[***]	[***]	[***]
[***]	[***]	[***]	[***]					[***]	[***]	[***]

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

F&R Ref	Title	Filing Date	Appl No.	Publ Date	Publ No.	Issue Date	Patent No.	Country	Inventors	Status	Priority Chain	PTA	Term Disclaimers	Assignments
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[***]	[***]	[***]	[***]					[***]	[***]	[***]
[***]	[***]	[***]	[***]					[***]	[***]	[***]

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

F&R Ref	Title	Filing Date	Appl No.	Publ Date	Publ No.	Issue Date	Patent No.	Country	Inventors	Status	Priority Chain	PTA	Term Disclaimers	Assignments
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[***]	[***]	[***]	[***]					[***]	[***]	[***]
[***]	[***]	[***]	[***]					[***]	[***]	[***]

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

F&R Ref	Title	Filing Date	Appl No.	Publ Date	Publ No.	Issue Date	Patent No.	Country	Inventors	Status	Priority Chain	PTA	Term Disclaimers	Assignments
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[***]	[***]	[***]	[***]		[***]			[***]	[***]	[***]
[***]	[***]	[***]	[***]					[***]	[***]	[***]

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

F&R Ref	Title	Filing Date	Appl No.	Publ Date	Publ No.	Issue Date	Patent No.	Country	Inventors	Status	Priority Chain	PTA	Term Disclaimers	Assignments
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[***]	[***]	[***]	[***]	[***]	[***]			[***]	[***]	[***]

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

F&R Ref	Title	Filing Date	Appl No.	Publ Date	Publ No.	Issue Date	Patent No.	Country	Inventors	Status	Priority Chain	PTA	Term Disclaimers	Assignments
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[***]	[***]	[***]	[***]					[***]	[***]	[***]
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[***]	[***]	[***]	[***]					[***]	[***]	[***]				[***]

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

F&R Ref	Title	Filing Date	Appl No.	Publ Date	Publ No.	Issue Date	Patent No.	Country	Inventors	Status	Priority Chain	PTA	Term Disclaimers	Assignments
[***]	[***]	[***]	[***]					[***]	[***]	[***]				[***]
[***]	[***]	[***]	[***]					[***]	[***]	[***]				[***]
[***]	[***]	[***]	[***]					[***]	[***]	[***]	[***]			[***]

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

F&R Ref	Title	Filing Date	Appl No.	Publ Date	Publ No.	Issue Date	Patent No.	Country	Inventors	Status	Priority Chain	PTA	Term Disclaimers	Assignments
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[***]	[***]	[***]	[***]					[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]					[***]	[***]	[***]	[***]			[***]

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

F&R Ref	Title	Filing Date	Appl No.	Publ Date	Publ No.	Issue Date	Patent No.	Country	Inventors	Status	Priority Chain	PTA	Term Disclaimers	Assignments
[***]	[***]	[***]	[***]					[***]	[***]	[***]				[***]
[***]	[***]	[***]	[***]					[***]	[***]	[***]	[***]			[***]

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

LOXO-195

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[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

F&R Ref	Title	Filing Date	Appl No.	Publ Date	Publ No.	Issue Date	Patent No.	Country	Inventors	Status	Priority Chain	PTA	Term Disclaimers	Assignments
[***]	[***]	[***]	[***]	[***]	[***]			[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

F&R Ref	Title	Filing Date	Appl No.	Publ Date	Publ No.	Issue Date	Patent No.	Country	Inventors	Status	Priority Chain	PTA	Term Disclaimers	Assignments
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[***]	[***]	[***]	[***]					[***]	[***]	[***]
[***]	[***]	[***]	[***]			[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]			[***]	[***]	[***]	[***]	[***]

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

F&R Ref	Title	Filing Date	Appl No.	Publ Date	Publ No.	Issue Date	Patent No.	Country	Inventors	Status	Priority Chain	PTA	Term Disclaimers	Assignments
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[***]	[***]	[***]	[***]			[***]	[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]			[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]				[***]	[***]	[***]

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

F&R Ref	Title	Filing Date	Appl No.	Publ Date	Publ No.	Issue Date	Patent No.	Country	Inventors	Status	Priority Chain	PTA	Term Disclaimers	Assignments
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[***]	[***]	[***]	[***]			[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]			[***]	[***]	[***]

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

F&R Ref	Title	Filing Date	Appl No.	Publ Date	Publ No.	Issue Date	Patent No.	Country	Inventors	Status	Priority Chain	PTA	Term Disclaimers	Assignments
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[***]	[***]	[***]	[***]					[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]				[***]	[***]	[***]
[***]	[***]	[***]	[***]			[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]			[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]			[***]	[***]	[***]	[***]	[***]

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

F&R Ref	Title	Filing Date	Appl No.	Publ Date	Publ No.	Issue Date	Patent No.	Country	Inventors	Status	Priority Chain	PTA	Term Disclaimers	Assignments
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[***]	[***]	[***]	[***]			[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]			[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]					[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

F&R Ref	Title	Filing Date	Appl No.	Publ Date	Publ No.	Issue Date	Patent No.	Country	Inventors	Status	Priority Chain	PTA	Term Disclaimers	Assignments
[***]	[***]	[***]	[***]	[***]	[***]			[***]	[***]	[***]
[***]	[***]	[***]	[***]			[***]	[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]			[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]			[***]	[***]	[***]	[***]	[***]

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

F&R Ref	Title	Filing Date	Appl No.	Publ Date	Publ No.	Issue Date	Patent No.	Country	Inventors	Status	Priority Chain	PTA	Term Disclaimers	Assignments
[***]	[***]	[***]	[***]			[***]	[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]					[***]	[***]	[***]
[***]	[***]	[***]	[***]					[***]	[***]	[***]
[***]	[***]	[***]	[***]			[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

F&R Ref	Title	Filing Date	Appl No.	Publ Date	Publ No.	Issue Date	Patent No.	Country	Inventors	Status	Priority Chain	PTA	Term Disclaimers	Assignments
[***]	[***]	[***]	[***]	[***]	[***]			[***]	[***]	[***]
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[***]	[***]	[***]	[***]			[***]	[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]			[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]					[***]	[***]	[***]

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

F&R Ref	Title	Filing Date	Appl No.	Publ Date	Publ No.	Issue Date	Patent No.	Country	Inventors	Status	Priority Chain	PTA	Term Disclaimers	Assignments
[***]	[***]	[***]	[***]					[***]	[***]	[***]
[***]	[***]	[***]	[***]			[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]			[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]			[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]			[***]	[***]	[***]

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

F&R Ref	Title	Filing Date	Appl No.	Publ Date	Publ No.	Issue Date	Patent No.	Country	Inventors	Status	Priority Chain	PTA	Term Disclaimers	Assignments
[***]	[***]	[***]	[***]	[***]	[***]			[***]	[***]	[***]
[***]	[***]	[***]	[***]					[***]	[***]	[***]
[***]	[***]	[***]	[***]			[***]	[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]			[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]			[***]	[***]	[***]	[***]	[***]

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

F&R Ref	Title	Filing Date	Appl No.	Publ Date	Publ No.	Issue Date	Patent No.	Country	Inventors	Status	Priority Chain	PTA	Term Disclaimers	Assignments
[***]	[***]	[***]	[***]			[***]	[***]	[***]	[***]	[***]
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[***]	[***]							[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]				[***]	[***]	[***]
[***]	[***]	[***]	[***]			[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]			[***]	[***]	[***]	[***]	[***]

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

F&R Ref	Title	Filing Date	Appl No.	Publ Date	Publ No.	Issue Date	Patent No.	Country	Inventors	Status	Priority Chain	PTA	Term Disclaimers	Assignments
[***]	[***]	[***]	[***]					[***]	[***]	[***]
[***]	[***]	[***]	[***]					[***]	[***]	[***]
[***]	[***]	[***]	[***]					[***]	[***]	[***]
[***]	[***]	[***]	[***]			[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]			[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]			[***]	[***]	[***]	[***]	[***]

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

F&R Ref	Title	Filing Date	Appl No.	Publ Date	Publ No.	Issue Date	Patent No.	Country	Inventors	Status	Priority Chain	PTA	Term Disclaimers	Assignments
[***]	[***]	[***]	[***]			[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]					[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]			[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]			[***]	[***]	[***]	[***]	[***]

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

F&R Ref	Title	Filing Date	Appl No.	Publ Date	Publ No.	Issue Date	Patent No.	Country	Inventors	Status	Priority Chain	PTA	Term Disclaimers	Assignments
[***]	[***]	[***]	[***]			[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]			[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]					[***]	[***]	[***]
[***]	[***]	[***]	[***]			[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]			[***]	[***]	[***]	[***]	[***]

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

F&R Ref	Title	Filing Date	Appl No.	Publ Date	Publ No.	Issue Date	Patent No.	Country	Inventors	Status	Priority Chain	PTA	Term Disclaimers	Assignments
[***]	[***]	[***]	[***]					[***]	[***]	[***]
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[***]	[***]	[***]	[***]			[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]			[***]	[***]	[***]	[***]	[***]

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

F&R Ref	Title	Filing Date	Appl No.	Publ Date	Publ No.	Issue Date	Patent No.	Country	Inventors	Status	Priority Chain	PTA	Term Disclaimers	Assignments
[***]	[***]	[***]	[***]	[***]	[***]			[***]	[***]	[***]
[***]	[***]	[***]	[***]			[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]			[***]	[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]	[***]	[***]			[***]	[***]	[***]
[***]	[***]	[***]	[***]					[***]	[***]	[***]

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

F&R Ref	Title	Filing Date	Appl No.	Publ Date	Publ No.	Issue Date	Patent No.	Country	Inventors	Status	Priority Chain	PTA	Term Disclaimers	Assignments
[***]	[***]	[***]	[***]			[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]					[***]	[***]	[***]
[***]	[***]	[***]	[***]					[***]	[***]	[***]
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[***]	[***]	[***]	[***]					[***]	[***]	[***]				[***]

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

F&R Ref	Title	Filing Date	Appl No.	Publ Date	Publ No.	Issue Date	Patent No.	Country	Inventors	Status	Priority Chain	PTA	Term Disclaimers	Assignments
[***]	[***]	[***]	[***]					[***]	[***]	[***]				[***]
[***]	[***]	[***]	[***]					[***]	[***]	[***]				[***]
[***]	[***]	[***]	[***]					[***]	[***]	[***]				[***]

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

F&R Ref	Title	Filing Date	Appl No.	Publ Date	Publ No.	Issue Date	Patent No.	Country	Inventors	Status	Priority Chain	PTA	Term Disclaimers	Assignments
[***]	[***]	[***]	[***]					[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]					[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]					[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]					[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]					[***]	[***]	[***]	[***]			[***]

[***]	[***]	[***]	[***]					[***]	[***]	[***]				[***]

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

F&R Ref	Title	Filing Date	Appl No.	Publ Date	Publ No.	Issue Date	Patent No.	Country	Inventors	Status	Priority Chain	PTA	Term Disclaimers	Assignments
[***]	[***]	[***]	[***]					[***]	[***]	[***]	[***]			[***]

[***]	[***]	[***]	[***]					[***]	[***]	[***]				[***]

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

SCHEDULE 1.102

LOXO-101

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

SCHEDULE 1.104

LOXO-195

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

SCHEDULE 1.124

ONGOING CLINICAL TRIALS

For Loxo-101:

•                  Oral TRK Inhibitor LOXO-101 for Treatment of Advanced Adult Solid Tumors (ClinicalTrials.gov Identifier: NCT02122913);

•                  Study of LOXO-101 (Larotrectinib) in Subjects With NTRK Fusion Positive Solid Tumors (NAVIGATE) (ClinicalTrials.gov Identifier: NCT02576431); and

•                  Oral TRK Inhibitor LOXO-101 (Larotrectinib) for Treatment of Advanced Pediatric Solid or Primary Central Nervous System Tumors (SCOUT) (ClinicalTrials.gov Identifier: NCT02637687).

For Loxo-195:

•                  Phase 1/2 Study of LOXO-195 in Patients With Previously Treated NTRK Fusions or Non-fusion NTRK Cancers (ClinicalTrials.gov Identifier: NCT03215511)

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

SCHEDULE 2.5.1

TECHNOLOGY TRANSFER

[***]

What	By when
[***]	• [***] • [***]
[***]	• [***] • [***] • [***]
[***]	• [***] • [***] • [***]
[***]	• [***]
[***]	• [***] • [***]
[***]	• [***]
[***]	• [***]
[***]	• [***]
[***]	• [***]
[***]	• [***] • [***]

[***]

[***]

[***]

[***]

[***]

•                  [***]

•                  [***]

•                  [***]

1.              [***]

[***]

1.1.         [***]

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

[***]

1.2.         [***]

1.2.1.    [***]

•                  [***]

1.2.2.    [***]

•                  [***]

1.2.3.    [***]

•                  [***]

1.3.         [***]

1.3.1.    [***]

[***]

[***]

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

[***]

[***]	[***]	[***]
	[***]	[***]
	[***]	[***]

1.3.2.    [***]

•                  [***]

1.3.3.    [***]

•                  [***]

1.3.4.    [***]

•                  [***]

2.              [***]

[***]

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

2.1 [***]

2.2 [***]

[***]

3.              [***]

[***]

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

SCHEDULE 13.4.1

COUNTRIES FOR PATENT PROSECUTION

Countries for composition, compound, or formulation patents:

[***]

Countries for use patents:

[***]

Countries for process patents:

[***]

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

EXHIBIT 4.2.2

INITIAL DEVELOPMENT PLANS

INITIAL DEVELOPMENT PLAN LOXO-101 (DRAFT)

This initial Development Plan summarizes the activities to be undertaken and the timelines during which such activities shall be undertaken with respect to the Development of each Licensed Compound and Companion Diagnostic. This initial Development Plan is in draft form, and shall be finalized by the GSC as soon as reasonably practicable following the Effective Date.

[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]			[***]		[***]
[***]	[***]			[***]		[***]
[***]		[***]		[***]		[***]
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[***]		[***]		[***]		[***]
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[***]			[***]	[***]		[***]
[***]			[***]	[***]		[***]
[***]		[***]		[***]		[***]
[***]		[***]		[***]		[***]
[***]		[***]		[***]		[***]
[***]			[***]	[***]		[***]
[***]			[***]	[***]		[***]
[***]		[***]			[***]	[***]
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[***]			[***]		[***]	[***]
[***]		[***]		[***]		[***]
[***]		[***]		[***]		[***]
[***]		[***]		[***]		[***]
[***]		[***]		[***]		[***]
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[***]		[***]			[***]	[***]
[***]			[***]		[***]	[***]
[***]		[***]		[***]		[***]
[***]		[***]		[***]		[***]
[***]		[***]			[***]	[***]
[***]			[***]		[***]	[***]
[***]		[***]			[***]	[***]
[***]			[***]		[***]	[***]
[***]		[***]		[***]		[***]
[***]		[***]		[***]		[***]
[***]		[***]		[***]		[***]
[***]				[***]		[***]
[***]		[***]		[***]		[***]
[***]		[***]		[***]		[***]
[***]			[***]	[***]		[***]

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]			[***]	[***]		[***]
[***]			[***]	[***]		[***]
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[***]			[***]	[***]		[***]
[***]					[***]	[***]
[***]					[***]	[***]

(1)                                 [***]

(2)                                 [***]

(3)                                 [***]

(4)                                 [***]

(5)                                 [***]

(6)                                 [***]

(7)                                 [***]

[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
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[***]	[***]	[***]					[***]
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[***]	[***]	[***]	[***]				[***]
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[***]	[***]	[***]					[***]
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[***]	[***]			[***]	[***]		[***]
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[***]	[***]	[***]	[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]				[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]					[***]
[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]			[***]
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[***]	[***]	[***]					[***]
[***]	[***]	[***]					[***]
[***]	[***]	[***]					[***]
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[***]	[***]		[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]				[***]
[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]

[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]			[***]

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

INITIAL DEVELOPMENT PLAN LOXO-195 (DRAFT)

This initial Development Plan summarizes the activities to be undertaken and the timelines during which such activities shall be undertaken with respect to the Development of each Licensed Compound and Companion Diagnostic. This initial Development Plan is in draft form, and shall be finalized by the GSC as soon as reasonably practicable following the Effective Date.

[***]

[***]

[***]

[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]			[***]	[***]		[***]
[***]			[***]	[***]		[***]
[***]			[***]	[***]		[***]
[***]			[***]	[***]		[***]
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[***]			[***]	[***]		[***]
[***]			[***]	[***]		[***]
[***]			[***]	[***]		[***]
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[***]			[***]	[***]		[***]
[***]			[***]	[***]		[***]
[***]			[***]	[***]		[***]
[***]		[***]			[***]	[***]
[***]			[***]		[***]	[***]
[***]			[***]	[***]		[***]
[***]			[***]	[***]		[***]
[***]			[***]	[***]		[***]
[***]			[***]	[***]		[***]
[***]			[***]	[***]		[***]
[***]			[***]	[***]		[***]
[***]			[***]	[***]		[***]
[***]			[***]	[***]		[***]
[***]			[***]	[***]		[***]
[***]		[***]				[***]
[***]		[***]		[***]		[***]
[***]		[***]			[***]	[***]
[***]			[***]		[***]	[***]
[***]			[***]		[***]	[***]
[***]		[***]		[***]		[***]
[***]		[***]		[***]		[***]
[***]		[***]			[***]	[***]
[***]			[***]		[***]	[***]

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]					[***]	[***]
[***]					[***]	[***]
[***]		[***]		[***]		[***]
[***]			[***]			[***]
[***]		[***]			[***]	[***]
[***]			[***]		[***]	[***]
[***]	[***]					[***]
[***]					[***]	[***]
[***]		[***]		[***]		[***]
[***]		[***]		[***]		[***]
[***]		[***]		[***]		[***]
[***]		[***]		[***]		[***]
[***]		[***]		[***]		[***]
[***]			[***]	[***]		[***]
[***]			[***]	[***]		[***]
[***]			[***]	[***]		[***]
[***]		[***]		[***]		[***]
[***]			[***]	[***]		[***]
[***]			[***]	[***]		[***]
[***]					[***]	[***]
[***]					[***]	[***]

(1)                                 [***]

(2)                                 [***]

(3)                                 [***]

(4)                                 [***]

(5)                                 [***]

(6)                                 [***]

(7)                                 [***]

(8)                                 [***]

(9)                                 [***]

[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]						[***]
[***]	[***]	[***]	[***]						[***]
[***]	[***]	[***]							[***]
[***]	[***]		[***]						[***]
[***]	[***]		[***]						[***]
[***]	[***]		[***]						[***]
[***]	[***]		[***]						[***]
[***]	[***]	[***]	[***]						[***]
[***]	[***]		[***]						[***]
[***]	[***]	[***]							[***]
[***]	[***]	[***]							[***]
[***]	[***]		[***]						[***]
[***]	[***]		[***]						[***]
[***]	[***]	[***]							[***]
[***]	[***]	[***]							[***]
[***]	[***]	[***]							[***]
[***]	[***]	[***]							[***]
[***]	[***]	[***]							[***]
[***]	[***]	[***]							[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]		[***]	[***]					[***]
[***]	[***]		[***]	[***]					[***]
[***]	[***]		[***]	[***]					[***]

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]		[***]	[***]					[***]
[***]	[***]		[***]	[***]					[***]
[***]	[***]			[***]	[***]				[***]
[***]	[***]			[***]					[***]
[***]	[***]		[***]	[***]					[***]
[***]	[***]			[***]	[***]				[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]				[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]
[***]	[***]	[***]							[***]
[***]	[***]	[***]							[***]
[***]	[***]	[***]							[***]
[***]	[***]	[***]							[***]
[***]	[***]	[***]	[***]	[***]	[***]				[***]
[***]	[***]	[***]							[***]
[***]	[***]		[***]		[***]				[***]
[***]	[***]			[***]	[***]				[***]
[***]	[***]	[***]	[***]						[***]
[***]	[***]		[***]		[***]				[***]
[***]	[***]			[***]					[***]

(1)                                 [***]

(2)                                 [***]

(3)                                 [***]

(4)                                 [***]

(5)                                 [***]

(6)                                 [***]

[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]		[***]

(1)                                 [***]

(2)                                 [***]

(3)                                 [***]

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

[***]

[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

[***]

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

EXHIBIT 19.2

EU DATA PROTECTION STANDARD CONTRACTUAL CLAUSES

(controller-controller Set II)
(amended for data exports from Switzerland)

for the purposes of Article 26(2) of Directive 95/46/EC and Article 6(2) of the Swiss Data Protection Act (“DPA”) for the transfer of personal data to third countries which do not ensure an adequate level of protection (Commission Decision C(2004)5721)

between

Bayer Consumer Care AG, a company organized under the Laws of Switzerland, whose office is situated at Peter Merian-Strasse 84, 4052 Basel, Switzerland;

hereinafter “data exporter”

and

Loxo Oncology, Inc., a company organized under the Laws of Delaware, whose office is situated at 281 Tresser Boulevard, Stamford, Connecticut 06901, United States;

hereinafter “data importer”

each a “party”; together “the parties”.

Definitions

For the purposes of the clauses:

a)             ‘personal data’ personal data shall mean any information relating to an identified or identifiable natural person or legal entity (‘data subject’); an identifiable person is one who can be identified directly or indirectly, in particular by reference to an identification number or to one or more factors specific to his physical, physiological, mental, economic, cultural or social identity;

b)             ‘sensitive personal data’, ‘personality profiles’, ‘process/processing’, ‘controller’, ‘processor’, and ‘supervisory authority’ shall have the same meaning as in Directive 95/46/EC of the European Parliament and of the Council of 24 October 1995 on the protection of individuals with regard to the processing of personal data and on the free movement of such data, or in

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

the Swiss DPA of 19 June 1992 and its implementing Ordinance of 14 June 1993, respectively;

c)              “the data exporter” shall mean the controller of the data file who transfers the personal data;

d)             “the data importer” shall mean the controller of the data file who agrees to receive from the data exporter personal data for further processing in accordance with the terms of these clauses and who is not subject to a third country’s system ensuring adequate protection;

e)              “clauses” shall mean these contractual clauses, which are a free-standing document that does not incorporate commercial business terms established by the parties under separate commercial arrangements.

The details of the transfer (as well as the personal data covered) are specified in Annex B, which forms an integral part of the clauses.

I.                Obligations of the data exporter

The data exporter warrants and undertakes that:

a)             The personal data have been collected, processed and transferred in accordance with the laws applicable to the data exporter.

b)             It has used reasonable efforts to determine that the data importer is able to satisfy its legal obligations under these clauses.

c)              It will provide the data importer, when so requested, with copies of relevant data protection laws or references to them (where relevant, and not including legal advice) of the country in which the data exporter is established.

d)             It will respond to enquiries from data subjects and the authority concerning processing of the personal data by the data importer, unless the parties have agreed that the data importer will so respond, in which case the data exporter will still respond to the extent reasonably possible and with the information reasonably available to it if the data importer is unwilling or unable to respond. Responses will be made within a reasonable time.

e)              It will make available, upon request, a copy of the clauses to data subjects who are third party beneficiaries under clause III, unless the clauses contain confidential information, in which case it may remove such information. Where information is removed, the data exporter shall inform data subjects in writing of the reason for removal and of their right to draw the removal to the attention of the authority. However, the data exporter shall abide by a decision of the authority regarding access to the full text of the clauses by data subjects, as long as data

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

subjects have agreed to respect the confidentiality of the confidential information removed. The data exporter shall also provide a copy of the clauses to the authority where required.

II.           Obligations of the data importer

The data importer warrants and undertakes that:

a)             It will have in place appropriate technical and organisational measures to protect the personal data against accidental or unlawful destruction or accidental loss, alteration, unauthorised disclosure or access, and which provide a level of security appropriate to the risk represented by the processing and the nature of the data to be protected.

b)             It will have in place procedures so that any third party it authorises to have access to the personal data, including processors, will respect and maintain the confidentiality and security of the personal data. Any person acting under the authority of the data importer, including a data processor, shall be obligated to process the personal data only on instructions from the data importer. This provision does not apply to persons authorised or required by law or regulation to have access to the personal data.

c)              It has no reason to believe, at the time of entering into these clauses, in the existence of any local laws that would have a substantial adverse effect on the guarantees provided for under these clauses, and it will inform the data exporter (which will pass such notification on to the authority where required) if it becomes aware of any such laws.

d)             It will process the personal data for purposes described in Annex B, and has the legal authority to give the warranties and fulfil the undertakings set out in these clauses.

e)              It will identify to the data exporter a contact point within its organisation authorised to respond to enquiries concerning processing of the personal data, and will cooperate in good faith with the data exporter, the data subject and the authority concerning all such enquiries within a reasonable time. In case of legal dissolution of the data exporter, or if the parties have so agreed, the data importer will assume responsibility for compliance with the provisions of clause I(e).

f)               At the request of the data exporter, it will provide the data exporter with evidence of financial resources sufficient to fulfil its responsibilities under clause III (which may include insurance coverage).

g)              Upon reasonable request of the data exporter, it will submit its data processing facilities, data files and documentation needed for processing to reviewing, auditing and/or certifying by the data exporter (or any independent or impartial inspection agents or auditors, selected by the data exporter and not reasonably objected to by the data importer) to ascertain compliance with the warranties and undertakings in these clauses, with reasonable notice and during

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

regular business hours. The request will be subject to any necessary consent or approval from a regulatory or supervisory authority within the country of the data importer, which consent or approval the data importer will attempt to obtain in a timely fashion.

h)             It will process the personal data, at its option, in accordance with:

i.                  the data protection laws of the country in which the data exporter is established, or

ii.               the data processing principles set forth in Annex A.

Data importer to indicate which option it selects: The data processing principles set forth in Annex A

Initials of data importer: Loxo Oncology, Inc.;

i)                 It will not disclose or transfer the personal data to a third party data controller unless it notifies the data exporter about the transfer and

i.                  the third party data controller processes the personal data in accordance with an opinion of the supervisory authority in the counrty of the data exporter finding that a third country provides adequate protection, or

ii.               the third party data controller becomes a signatory to these clauses or another data transfer agreement approved the supervisory authority in the country of the data exporter, or

iii.            data subjects have been given the opportunity to object, after having been informed of the purposes of the transfer, the categories of recipients and the fact that the countries to which data is exported may have different data protection standards, or

iv.           with regard to onward transfers of sensitive personal data and personality profiles, data subjects have given their unambiguous consent to the onward transfer

III.      Liability and third party rights

a)             Each party shall be liable to the other parties for damages it causes by any breach of these clauses. Liability as between the parties is limited to actual damage suffered. Punitive damages (i.e. damages intended to punish a party for its outrageous conduct) are specifically excluded. Each party shall be liable to data subjects for damages it causes by any breach of third party rights under these clauses. This does not affect the liability of the data exporter under its data protection law.

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

b)             The parties agree that a data subject shall have the right to enforce as a third party beneficiary this clause and clauses I(b), I(d), I(e), II(a), II(c), II(d), II(e), II(h), II(i), III(a), V, VI(d) and VII against the data importer or the data exporter, for their respective breach of their contractual obligations, with regard to his personal data, and accept jurisdiction for this purpose in the data exporter’s country of establishment. In cases involving allegations of breach by the data importer, the data subject must first request the data exporter to take appropriate action to enforce his rights against the data importer; if the data exporter does not take such action within a reasonable period (which under normal circumstances would be one month), the data subject may then enforce his rights against the data importer directly. A data subject is entitled to proceed directly against a data exporter that has failed to use reasonable efforts to determine that the data importer is able to satisfy its legal obligations under these clauses (the data exporter shall have the burden to prove that it took reasonable efforts).

IV.       Law applicable to the clauses

These clauses shall be governed by the law of the country in which the data exporter is established, with the exception of the laws and regulations relating to processing of the personal data by the data importer under clause II(h), which shall apply only if so selected by the data importer under that clause.

V.            Resolution of disputes with data subjects or the authority

a)             In the event of a dispute or claim brought by a data subject or the authority concerning the processing of the personal data against either or both of the parties, the parties will inform each other about any such disputes or claims, and will cooperate with a view to settling them amicably in a timely fashion.

b)             The parties agree to respond to any generally available non-binding mediation procedure initiated by a data subject or by the authority. If they do participate in the proceedings, the parties may elect to do so remotely (such as by telephone or other electronic means). The parties also agree to consider participating in any other arbitration, mediation or other dispute resolution proceedings developed for data protection disputes.

c)              Each party shall abide by a decision of a competent court of the data exporter’s country of establishment or of the authority which is final and against which no further appeal is possible.

VI.       Termination

a)             In the event that the data importer is in breach of its obligations under these clauses, then the data exporter may temporarily suspend the transfer of personal data to the data importer until the breach is repaired or the contract is terminated.

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

b)             In the event that:

i.                  the transfer of personal data to the data importer has been temporarily suspended by the data exporter for longer than one month pursuant to paragraph (a);

ii.               compliance by the data importer with these clauses would put it in breach of its legal or regulatory obligations in the country of import;

iii.            the data importer is in substantial or persistent breach of any warranties or undertakings given by it under these clauses;

iv.           a final decision against which no further appeal is possible of a competent court of the data exporter’s country of establishment or of the authority rules that there has been a breach of the clauses by the data importer or the data exporter; or

v.              a petition is presented for the administration or winding up of the data importer, whether in its personal or business capacity, which petition is not dismissed within the applicable period for such dismissal under applicable law; a winding up order is made; a receiver is appointed over any of its assets; a trustee in bankruptcy is appointed, if the data importer is an individual; a company voluntary arrangement is commenced by it; or any equivalent event in any jurisdiction occurs then the data exporter, without prejudice to any other rights which it may have against the data importer, shall be entitled to terminate these clauses, in which case the authority shall be informed where required. In cases covered by (i), (ii), or (iv) above the data importer may also terminate these clauses.

c)              The parties agree that the termination of these clauses at any time, in any circumstances and for whatever reason (except for termination under clause VI(c)) does not exempt them from the obligations and/or conditions under the clauses as regards the processing of the personal data transferred.

VII. Variation of these clauses

The parties may not modify these clauses except to update any information in Annex B, in which case they will inform the authority where required. This does not preclude the parties from adding additional commercial clauses where required.

VIII. Description of the Transfer

The details of the transfer and of the personal data are specified in Annex B. The parties agree that Annex B may contain confidential business information which they will not disclose to third

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

parties, except as required by law or in response to a competent regulatory or government agency, or as required under clause I(e). The parties may execute additional annexes to cover additional transfers, which will be submitted to the authority where required. Annex B may, in the alternative, be drafted to cover multiple transfers.

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

ANNEX A
TO EXHIBIT 19.2

DATA PROCESSING PRINCIPLES

1.              Purpose limitation: Personal data may be processed and subsequently used or further communicated only for purposes described in Annex B or subsequently authorised by the data subject.

2.              Data quality and proportionality: Personal data must be accurate and, where necessary, kept up to date. The personal data must be adequate, relevant and not excessive in relation to the purposes for which they are transferred and further processed.

3.              Transparency: Data subjects must be provided with information necessary to ensure fair processing (such as information about the purposes of processing and about the transfer), unless such information has already been given by the data exporter.

4.              Security and confidentiality: Technical and organisational security measures must be taken by the data controller that are appropriate to the risks, such as against accidental or unlawful destruction or accidental loss, alteration, unauthorised disclosure or access, presented by the processing. Any person acting under the authority of the data controller, including a processor, must not process the data except on instructions from the data controller.

5.              Rights of access, rectification, deletion and objection: As provided in the Directive 95/46/EC or the Swiss DPA, respectively, data subjects must, whether directly or via a third party, be provided with the personal information about them that an organisation holds, except for requests which are manifestly abusive, based on unreasonable intervals or their number or repetitive or systematic nature, or for which access need not be granted under the law of the country of the data exporter. Provided that the authority has given its prior approval, access need also not be granted when doing so would be likely to seriously harm the interests of the data importer or other organisations dealing with the data importer and such interests are not overridden by the interests for fundamental rights and freedoms of the data subject. The sources of the personal data need not be identified when this is not possible by reasonable efforts, or where the rights of persons other than the individual would be violated. Data subjects must be able to have the personal information about them rectified, amended, or deleted where it is inaccurate or processed against these principles. If there are compelling grounds to doubt the legitimacy of the request, the organisation may require further justifications before proceeding to rectification, amendment or deletion. Notification of any rectification, amendment or deletion to third parties to whom the data have been disclosed

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

need not be made when this involves a disproportionate effort. A data subject must also be able to object to the processing of the personal data relating to him if there are compelling legitimate grounds relating to his particular situation. The burden of proof for any refusal rests on the data importer, and the data subject may always challenge a refusal before the authority.

6.              Sensitive data: The data importer shall take such additional measures (e.g. relating to security) as are necessary to protect such sensitive data in accordance with its obligations under clause II.

7.              Data used for marketing purposes: Where data are processed for the purposes of direct marketing, effective procedures should exist allowing the data subject at any time to “opt-out” from having his data used for such purposes.

8.              Automated decisions: For purposes hereof “automated decision” shall mean a decision by the data exporter or the data importer which produces legal effects concerning a data subject or significantly affects a data subject and which is based solely on automated processing of personal data intended to evaluate certain personal aspects relating to him, such as his performance at work, creditworthiness, reliability, conduct, etc. The data importer shall not make any automated decisions concerning data subjects, except when:

a)                  i.  such decisions are made by the data importer in entering into or performing a contract with the data subject, and

ii.         the data subject is given an opportunity to discuss the results of a relevant automated decision with a representative of the parties making such decision or otherwise to make representations to that parties.

or

b)         where otherwise provided by the law of the data exporter.

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

ANNEX B
TO EXHIBIT 19.2

DESCRIPTION OF THE TRANSFER

Data subjects
The personal data transferred concern the following categories of data subjects:
Customers, employees, clinical trial participants, consumers, business partners and others

Purposes of the transfer(s)
The transfer is made for the following purposes:
Personal data may be transferred to data importer in order to enable data importer to fulfill its obligations under this Agreement

Categories of data
The personal data transferred concern the following categories of data:
Personal data which may be transferred includes data that personally identifies or may be used to personally identify a person, including an individual’s name in combination with country of birth, marital status, emergency contact, salary information, terms of employment, job qualifications (such as educational degrees earned), address, phone number, e-mail address, user ID, password, and identification numbers

Recipients
The personal data transferred may be disclosed only to the following recipients or categories of recipients:
Data importer may disclose personal data to Third Parties who reasonably need to know such data and who are subject to appropriate obligations of confidentiality. Such Third Parties include agents, consultants, and contractors to perform tasks on behalf of and under data importer ‘s instructions (such as clinical research organizations (CROs)). Such Third Parties must agree to use such personal data only for the purposes for which they have been engaged by Loxo and they must agree, via written contract, to provide adequate protections for the personal data in compliance with the clauses to which this Annex B is attached.

Sensitive data (if appropriate)
The personal data transferred concern the following categories of sensitive data:
Sensitive data which may be transferred include personal data revealing racial or ethnic origin; data concerning health or sex life and sexual orientation; genetic data or biometric data

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

Data protection registration information of data exporter (where applicable)
Data exporter has to inform the Swiss Federal Data Protection Information Commissioner about the transfer of personal data to data importer (art. 6 (3) DPA).

Additional useful information (storage limits and other relevant information)
N/A

Contact points for data protection enquiries (as such contact points may be replaced by email communication)

Data importer	Data exporter
[***]	[***]

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.